UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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Hudson Global, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

HUDSON GLOBAL, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 15, 2015

To the Stockholders of Hudson Global, Inc.:

We are providing notice that the annual meeting of stockholders of Hudson Global, Inc. will be held on Monday, June 15, 2015, at 8:00 A.M., local time, at the offices of Convene, 101 Park Avenue, Ground Floor, New York, New York 10178, for the following purposes:

1.	To elect two directors to hold office until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified, subject to our stockholders’ approval of Proposal 4, an amendment to our Amended and Restated Certificate of Incorporation to accelerate the declassification of our Board of Directors;

2.	To approve, by advisory vote, the compensation of our named executive officers as disclosed in the accompanying proxy statement;

3.	To ratify the appointment of KPMG LLP as independent registered public accounting firm to audit Hudson Global, Inc.’s financial statements for the fiscal year ending December 31, 2015;

4.	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to accelerate the declassification of our Board of Directors and provide for the annual election of directors;

5.	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to eliminate all stockholder supermajority voting requirements;

6.	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to allow holders of at least 30% of our outstanding capital stock to request a special meeting of stockholders;

7.	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent;

8.	To adopt and approve an amendment to our Amended and Restated Certificate of Incorporation designed to protect the tax benefits of our net operating losses; and

9.	To approve an amendment and restatement of the Hudson Global, Inc. Rights Agreement designed to protect the tax benefits of our net operating losses.

We also will consider and act upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on April 21, 2015 will be entitled to vote at the annual meeting and any adjournment or postponement of the meeting.

Your vote is important no matter how large or small your holdings may be. To assure your representation at the annual meeting, please vote your shares over the Internet or via the toll-free telephone number, as instructed in the Notice of Internet Availability of Proxy Materials. You also may request a printed proxy card to submit your vote by mail. You will not receive a printed copy of the proxy materials unless you request them, as instructed in the Notice of Internet Availability of Proxy Materials.

For directions to the annual meeting, please write Latham Williams, Corporate Secretary, Hudson Global, Inc., 1325 Avenue of the Americas, 12th Floor, New York, New York 10019 or call (212) 351-7300.

By Order of the Board of Directors
HUDSON GLOBAL, INC.

Latham Williams
Corporate Secretary

New York, New York

May 6, 2015

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PROXY STATEMENT

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General	51
Fees Paid to Our Independent Registered Public Accounting Firm	51
Vote Required	52

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ACCELERATE THE DECLASSIFICATION OF OUR BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS	53

General	53
Vote Required	54

PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE ALL STOCKHOLDER SUPERMAJORITY VOTING REQUIREMENTS	55

General	55
Vote Required	55

PROPOSAL 6: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW HOLDERS OF AT LEAST 30% OF OUR OUTSTANDING CAPITAL STOCK TO REQUEST A SPECIAL MEETING OF STOCKHOLDERS	56

General	56
Vote Required	57

PROPOSAL 7: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER ACTION BY WRITTEN CONSENT	58

General	58
Vote Required	59

BACKGROUND TO PROPOSALS 8 AND 9	60

PROPOSAL 8: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION DESIGNED TO PROTECT THE TAX BENEFITS OF OUR NET OPERATING LOSSES	61

Description of NOL Protective Amendment	61
Implementation and Expiration of the NOL Protective Amendment	63
Effectiveness and Enforceability	64
Section 382 Ownership Change Determinations	65
Vote Required	65

PROPOSAL 9: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR RIGHTS AGREEMENT DESIGNED TO PROTECT THE TAX BENEFITS OF OUR NET OPERATING LOSSES	66

The Rights Agreement	66
Description of the Rights Agreement	66
Expiration of the Rights Agreement	68
Vote Required	68

CERTAIN CONSIDERATIONS RELATED TO THE NOL PROTECTIVE AMENDMENT AND THE RIGHTS AGREEMENT	69

Continued Risk of Ownership Change	69
Potential Effects on Liquidity	69
Potential Impact on Value	69
Potential Anti-Takeover Impact	70
Effect of the NOL Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.99% of our Common Stock	70
Effect of the NOL Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.99% of our Common Stock	70
Effect of the NOL Protective Amendment If You Vote Against It	70

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	71

OTHER MATTERS	71

Stockholder Proposals	71

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HUDSON GLOBAL, INC.

1325 Avenue of the Americas, 12th Floor

New York, New York 10019

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 15, 2015

ANNUAL MEETING INFORMATION

Our Board of Directors is soliciting proxies for use at our annual meeting of stockholders, which will be held on Monday, June 15, 2015, at 8:00 A.M., local time, at the offices of Convene, 101 Park Avenue, Ground Floor, New York, New York 10178, and all adjournments or postponements of the meeting, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

On or before May 6, 2015, we mailed to you and our other stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this proxy statement and our annual report on the Internet and to vote your shares over the Internet or by telephone. You will not receive a printed copy of the proxy materials unless you request them. If you would like to receive a printed copy of our proxy materials, including a printed proxy card on which you may submit your vote by mail, then you should follow the instructions for obtaining a printed copy of our proxy materials contained in the Notice of Internet Availability of Proxy Materials.

Submitting your proxy over the Internet, by telephone or by executing and returning a printed proxy card will not affect your right to attend the annual meeting and to vote in person. However, your presence at the annual meeting will not in itself revoke your submitted proxy. You may revoke your proxy at any time before it is exercised only by notifying us in writing or in open meeting.

If you submit your proxy over the Internet or by telephone, or you request a printed proxy card and properly execute and return the proxy card by mail, then the persons named as proxies will vote the shares represented by your proxy according to your instructions. If you request a printed proxy card and properly execute and return the proxy card by mail, but do not mark voting instructions on the proxy card, then the persons named as proxies will vote (i) FOR the two nominees for election as directors referred to in this proxy statement, (ii) FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement, (iii) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015, (iv) FOR the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation to accelerate the declassification of our Board of Directors and provide for the annual election of directors, (v) FOR the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation to eliminate all stockholder supermajority voting requirements, (vi) FOR the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation to allow holders of at least 30% of our outstanding capital stock to request a special meeting of stockholders, (vii) FOR the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation to permit stockholder action by written consent, (viii) FOR the adoption and approval of an amendment to our Amended and Restated Certificate of Incorporation designed to protect the tax benefits of our net operating losses and (ix) FOR the adoption and approval of an amendment and restatement of the Hudson Global, Inc. Rights Agreement designed to protect the tax benefits of our net operating losses. Our management knows of no matters other than those set forth in the Notice of Annual Meeting of Stockholders to be brought before the annual meeting. However, if any other business or matters properly shall come before the annual meeting, then the persons named as proxies in the form of proxy will vote the shares represented by each proxy in accordance with their judgment on such other business or matters.

Only holders of record of our common stock at the close of business on April 21, 2015 are entitled to vote at the annual meeting. On April 21, 2015, there were [_________] shares of common stock outstanding and entitled to vote. Each share is entitled to one vote.

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If you would like to attend the annual meeting, you must demonstrate that you were a stockholder on April 21, 2015 and you must bring photo identification with you to the annual meeting. If your shares are held through a broker, bank or nominee, you must bring to the annual meeting a copy of your brokerage account statement, which you can obtain from your broker, bank or nominee that holds your shares. If your shares are registered directly in your name with our transfer agent, Computershare, Inc., you need only bring photo identification with you to the annual meeting.

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PRINCIPAL STOCKHOLDERS

Management and Directors

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 21, 2015 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table set forth below; and (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group. Each of the holders listed below has sole voting and investment power over the shares beneficially owned by such holder. None of the holders listed below have pledged any of their shares as security.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Alan L. Bazaar (1)	0	*
Richard K. Coleman, Jr. (2)	30,733	*
Jeffrey E. Eberwein (2)(3)	2,277,469	[ ]	%
John J. Haley (2)	156,519	*
Manuel Marquez (4)	497,204	*
David G. Offensend (2)	238,327	*
Richard J. Stolz (2)(4)	150,815	*
Stephen A. Nolan (5)	181,328	*
Arthur Curcuru (5)	6,527	*
Neil J. Funk (4)	52,208	*
Latham Williams (6)	52,403	*
All directors, nominees and executive officers as a group (11 persons) (1)(2)(3)(4)(5)(6)	3,643,534	[ ]	%

*	Denotes less than 1%.

(1)	On April 16, 2015, our Board of Directors nominated Alan L. Bazaar as a director nominee for election to our Board of Directors at the 2015 annual meeting of stockholders.

(2)	Includes the following share units under our Director Deferred Share Plan, which are payable only in shares of common stock upon a director ceasing service as a Board member: Richard K. Coleman, Jr., 27,733; Jeffrey E. Eberwein, 27,469; John J. Haley, 81,519 shares; David G. Offensend, 81,696 shares; Richard J. Stolz, 75,815 shares; and all directors, nominees and executive officers as a group, 294,232 shares.

(3)	Includes 2,250,000 shares owned directly by Lone Star Value Investors, LP ("Lone Star Value Investors"). Jeffrey E. Eberwein, solely by virtue of his position as the manager of Lone Star Value Investors GP, LLC, the general partner of Lone Star Value Investors, and as the sole member of Lone Star Value Management, LLC, the investment manager of Lone Star Value Investors, may be deemed to beneficially own the shares owned directly by Lone Star Value Investors for purposes of Section 16. Mr. Eberwein expressly disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(4)	Includes the following shares of common stock subject to stock options, which are exercisable within 60 days of April 21, 2015: Manuel Marquez, 400,000 shares; Richard J. Stolz, 50,000 shares; Neil J. Funk, 5,000 shares; and all directors, nominees and executive officers as a group, 467,500 shares.

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(5)	Includes the following shares of restricted common stock, which are subject to forfeiture until they vest: Stephen A. Nolan, 142,800 shares; Arthur Curcuru, 5,000; and all directors, nominees and executive officers as a group, 147,800 shares.

(6)	On November 28, 2014, we entered into a separation and consulting agreement with Latham Williams pursuant to which his employment with our company ended December 31, 2014. The shares of our common stock beneficially owned by Mr. Williams listed in the table are as of December 31, 2014, after giving effect to the acceleration of vesting of 3,060 shares of restricted common stock pursuant to his separation agreement.

Other Beneficial Owners

The following table sets forth certain information regarding beneficial ownership by other persons known to us to own more than 5% of our outstanding common stock as of April 21, 2015.

	Amount and Nature of Beneficial Ownership(1)
	Voting Power		Investment Power
Name and Address of Beneficial Owner	Sole	Shared	Sole	Shared	Aggregate	Percent of Class

Hotchkis and Wiley Capital Management, LLC 725 South Figueroa St., 39th Floor Los Angeles, CA 90017	3,617,100	0	4,847,855	0	4,847,855	14.64%

Sagard Capital Partners, L.P. 325 Greenwich Avenue Greenwich, CT 06830	0	4,650,189	0	4,650,189	4,650,189	14.10%

Heartland Advisors, Inc. 789 North Water St. Milwaukee, WI 53202	0	4,347,638	0	4,556,844	4,556,844	13.80%

Lone Star Value Management, LLC 53 Forest Avenue, 1st Floor Old Greenwich, CT 06870	2,229,008	0	2,229,008	0	2,229,008	6.70%

(1)	These amounts represent the number of shares beneficially owned as disclosed in reports regarding beneficial ownership filed with the Securities and Exchange Commission under Section 13(g) or Section 13(d) of the Securities Exchange Act of 1934.

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PROPOSAL 1: ELECTION OF DIRECTORS

Our Certificate of Incorporation and By-Laws currently provide that our directors are divided into three classes, with staggered terms of three years each until the date of our third annual meeting of stockholders following our 2014 annual meeting of stockholders, at which time all directors will stand for election on an annual basis. At the 2015 annual meeting, our stockholders will elect two directors to hold office until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified. However, if our stockholders adopt and approve Proposal 4 at the annual meeting, then these directors will in effect be elected to terms expiring at the 2016 annual meeting of stockholders.

Listed below are the nominees of our Board of Directors for election at the annual meeting and each director whose term will continue after the annual meeting with specific information about each nominee and continuing director as of April 21, 2015. John J. Haley and David G. Offensend have each been a director since 2003 and their terms as directors will expire at the 2015 annual meeting. On April 10, 2015, our Board of Directors provided notice to Manuel Marquez , our Chairman and Chief Executive Officer, that his employment agreement with our company would not be renewed. Upon the expiration of his employment agreement on May 12, 1015, Mr. Marquez will cease to be Chairman and Chief Executive Officer and, pursuant to our company’s Amended and Restated By-Laws, a director of our company.

Nominees for Election at the Annual Meeting

Alan L. Bazaar, 45, is the Chief Executive Officer of Hollow Brook Wealth Management LLC, a position he has held since December 2013, where he is responsible for firm-wide operations, investment research and portfolio management, and previously served in this position as Co-Executive Officer since January 2013. Prior to that, Mr. Bazaar served at Hollow Brook as Managing Director from 2010 through 2012.  Mr. Bazaar also is Chairman of the Board of Directors of Wireless Telecom Group, Inc., which designs and manufactures radio frequency and microwave-based products for wireless and advanced communications industries, and has served as a director of that company since June 2013.  Since March 2015, Mr. Bazaar also has served as a director of LoJack Corporation, a provider of tracking and recovery systems as well as equipment and fleet telematics. Mr. Bazaar served as a director of NTS, Inc., a broadband services and telecommunications company, from 2012 until the completion of its sale in 2014.  From 2004 until 2008, Mr. Bazaar served as a director of Media Sciences International, Inc., which manufactured and distributed business color printer supplies and industrial ink applications in the United States. From 1999 until 2009, Mr. Bazaar was a Managing Director and Portfolio Manager at Richard L. Scott Investments, LLC where he co-managed the public equity portfolio and was responsible for all elements of due diligence.  Previously, Mr. Bazaar served as a director of Airco Industries, Inc., a privately held manufacturer of aerospace products, and was employed by Arthur Andersen LLP in the Assurance and Financial Buyer's Practices group and in the Business Fraud and Investigation Services Unit.  Mr. Bazaar is a certified public accountant, and received a Bachelor of Arts degree from Bucknell University and a Master of Science and Master of Business Administration from the Stern School of Business at New York University. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Bazaar should serve as a director of our company include his public market, financial and accounting expertise. Mr. Eberwein, as Chairman of the Nominating and Governance Committee, recommended Mr. Bazaar to the Nominating and Governance Committee as a nominee.

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Stephen A. Nolan, 54, has served as Executive Vice President and Chief Financial Officer since joining the Company in May 2013. Mr. Nolan also served as the Company’s Controller from March 2014 to March 2015. On April 16, 2015, our Board of Directors appointed Mr. Nolan Chief Executive Officer of our company effective May 13, 2015. Mr. Nolan also will continue to serve as Chief Financial Officer until a successor is appointed. From 2004 until 2012, Mr. Nolan served as Chief Financial Officer of Adecco Group North America, a staffing and human capital division of Adecco SA, one of the world’s leading human resources service providers. Prior to that, Mr. Nolan served as Chief Financial Officer, North America, of DHL Global Forwarding, a division of Deutsche Post AG, one of the world’s leading mail and logistics service providers, from 2001 until 2004, as Vice President and Corporate Controller of NewPower Holdings, Inc. from 2000 until 2001, and as Corporate Controller of Reckitt Benckiser North America from 1988 until 2000. Mr. Nolan is a Chartered Accountant and a former Assistant Regional Accountant, U.K. and Europe, at Reckitt & Colman plc and Audit Senior at PricewaterhouseCoopers. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Nolan should serve as a director of our company include his financial and accounting expertise and his experience in the staffing industry.

Change in Control

We have entered into agreements that will require us to provide compensation or other benefits to our named executive officers and certain other employees in the event of a change in control of our company or a termination of the officer or employee following a change in control of our company. These agreements provide that a change in control of our company will occur if, among other things, individuals who were directors as of the date of the agreement and any new director whose appointment or election was approved or recommended by a vote of at least two-thirds of the directors then in office who were either directors on the date of the agreement or whose appointment or election was previously so approved or recommended (each, a “continuing director”) cease to constitute a majority of our directors. A change in control of our company will occur as of the 2015 annual meeting under these agreements because continuing directors will cease to constitute a majority of our directors. See “Potential Payments Upon Termination or Change in Control” for more information on compensation or other benefits to be provided to certain of our named executive officers as a result of such change in control of our company.

Vote Required

Each director will be elected by a plurality of the votes cast at the annual meeting (assuming a quorum is present). Consequently, any shares not voted at the annual meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the election as directors of the persons named as nominees; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the election of any nominee for director unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote for such nominee. Our Board of Directors has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, if any nominee should be unable to serve or will not serve, then the shares represented by proxies received will be voted for another nominee selected by our Board of Directors.

Our Board of Directors recommends that the nominees identified above be elected as directors and urges you to vote “FOR” their election.

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Directors Continuing in Office

Term Expiring at the 2016 Annual Meeting

Richard J. Stolz, 69, has served as a director since 2006 and served as Chairman of the Board from February 2011 until May 2011. Prior to becoming a director, Mr. Stolz was a Partner with PricewaterhouseCoopers LLP until 2004. He served as the New York Region Leader for the Consumer and Industrial Products Industry Group of PricewaterhouseCoopers from 1997 to 2001. From 1988 to 1992, Mr. Stolz worked in Tokyo, Japan, leading the International Division of the PricewaterhouseCoopers affiliate. Mr. Stolz joined PricewaterhouseCoopers in 1967 and became a Partner in accounting and auditing in 1981. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Stolz should serve as a director of our company include his accounting and auditing background and his international business experience. Mr. Stolz also is a certified public accountant.

Terms Expiring at the 2017 Annual Meeting

Richard K. Coleman, Jr., 58, has served as a director since May 2014. Mr. Coleman is President and Chief Executive Officer of Crossroads Systems, Inc., a global provider of data archive solutions, where he also serves as a director. Mr. Coleman has deep experience serving in senior executive positions and on various public company boards, and has gained extensive expertise in business development and operations. In addition to his position with Crossroads Systems, which he joined in 2013, he founded in 1998 and serves as the President of Rocky Mountain Venture Services, a firm that helps companies plan and launch new business ventures and restructuring initiatives. Mr. Coleman also has served in a variety of senior operational roles, including CEO of Vroom Technologies Inc., Chief Operating Officer of MetroNet Communications, and President of US West Long Distance. He also has held significant officer-level positions with Frontier Communications, Centex Telemanagement and Sprint Communications. In addition to serving as a director of Hudson Global Inc., Mr. Coleman is a director of Ciber, Inc., a leading global information technology company. He formerly served as a director of NTS, Inc., a broadband services and telecommunications company, and of On Track Innovations Ltd., one of the pioneers of cashless payment technology, from 2012 to 2014, and Aetrium Incorporated, a recognized world leader in the global semiconductor industry from 2013 to 2014. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Coleman should continue to serve as a director of our company include his extensive operating expertise and his broad leadership experience.

Jeffrey E. Eberwein, 44, has served as a director since May 2014. Mr. Eberwein is the founder and CEO of Lone Star Value Management, an investment firm. He has more than 20 years of Wall Street experience, and has valuable public company and financial expertise gained through his employment history and directorships. Prior to founding Lone Star in 2013, Mr. Eberwein was a private investor and served as a portfolio manager at Soros Fund Management from 2009 to 2011 and Viking Global Investors from 2005 to 2008. In addition to serving as a director of Hudson Global, Inc., Mr. Eberwein currently is chairman of the board at three publicly traded companies: ATRM Holdings, Inc., a modular building company; Digirad Corporation, a medical imaging company; and Crossroads Systems, Inc., a global provider of data archive solutions. Mr. Eberwein previously served as a director of NTS, Inc. and On Track Innovations Ltd. from 2012 to 2014 and Goldfield Corporation from 2012 to 2013. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that Mr. Eberwein should continue to serve as a director of our company include his expertise in finance and experience in the investment community. Mr. Eberwein earned an MBA from The Wharton School, University of Pennsylvania and a BBA with High Honors from The University of Texas at Austin.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independent Directors

Of the six directors currently serving on our Board of Directors, the Board has determined that Messrs. Coleman, Eberwein, Haley, Offensend and Stolz are independent directors under the independence standards of the Nasdaq Global Select Market. Mr. Marquez is not considered an independent director under the independence standards of the Nasdaq Global Select Market because he is our current Chief Executive Officer. The Board has determined that Mr. Bazaar will be an independent director under the independence standards of the Nasdaq Global Select Market. Mr. Nolan will not be considered an independent director under the independence standards of the Nasdaq Global Select Market because he has served as our Chief Financial Officer and will also be our Chief Executive Officer.

Board Committees

Our Board of Directors has standing Audit, Compensation, and Nominating and Governance Committees. Under the listing standards of the Nasdaq Global Select Market, the members of the Audit, Compensation and Nominating, and Governance Committees must be comprised solely of independent directors. Accordingly, Mr. Marquez is not eligible to serve on such committees. All directors receive materials for all Board committee meetings even if they do not serve, or are not eligible to serve, on the committee. Until July 2014, the Board of Directors also had an Executive Committee and a Human Resources Committee. In July 2014, the Board of Directors disbanded the Executive Committee and the Human Resources Committee after determining such committees were no longer necessary.

The Board has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee, and Nominating and Governance Committee. We maintain a Web site at www.hudson.com and make available on that Web site, free of charge, copies of each of the charters for the Audit, Compensation, and Nominating and Governance Committees. We are not including the information contained on or available through this Web site as a part of, or incorporating such information by reference into, this proxy statement.

Audit Committee

The Audit Committee presently consists of Richard J. Stolz (Chairman), Jeffrey E. Eberwein and David G. Offensend, each of whom is an independent director under the independence standards of the Nasdaq Global Select Market and Securities and Exchange Commission rules. Our Board of Directors has determined that each of Messrs. Eberwein, Offensend and Stolz qualify as an “audit committee financial expert,” as defined by the Securities and Exchange Commission. The Audit Committee held six meetings in 2014.

The Audit Committee’s primary duties and responsibilities are to assist our Board of Directors in monitoring:

•	the integrity of our financial statements;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of our internal audit function and of the independent registered public accounting firm; and

•	our compliance with legal and regulatory requirements.

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Compensation Committee

The Compensation Committee presently consists of John J. Haley (Chairman), Richard K. Coleman, Jr. and Richard J. Stolz, each of whom is an independent director under the independence standards of the Nasdaq Global Select Market and Securities and Exchange Commission rules and qualify as “outside directors” under Section 162(m) of the Internal Revenue Code. The Compensation Committee held eight meetings in 2014.

The Compensation Committee’s primary responsibility is to assure that the non-employee members of our Board of Directors, the Chief Executive Officer, other executive officers and key management are compensated effectively and in a manner consistent with our stated compensation strategy, internal equity considerations, competitive practices and the requirements of the appropriate regulatory bodies. The Compensation Committee has overall responsibility for approving and evaluating the compensation of executive officers (including the Chief Executive Officer), key management and outside directors, and administers our long-term incentive programs, including our equity compensation plan.

The Compensation Committee has retained the services of an independent, external compensation consultant, Pay Governance LLC. Pay Governance LLC has served as the independent compensation consultant to the Compensation Committee since 2010. The mandate of the consultant is to work for the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues, market trends and technical considerations. The consultant does not determine or recommend amounts or forms of compensation. The historical and ongoing nature and scope of services rendered by the independent compensation consultant on the Compensation Committee’s behalf is described below:

•	competitive market pay analyses, Board of Director pay studies, dilution analyses, and market trends;

•	ongoing support with regard to the latest relevant regulatory, technical, and/or accounting considerations affecting executive compensation and benefit programs;

•	guidance on overall compensation program structure and executive employment agreement terms; and

•	preparation for and attendance at selected management, Board committee, or Board of Director meetings.

The Compensation Committee has the final authority to hire and terminate Pay Governance LLC or any other compensation adviser. The Compensation Committee also evaluates Pay Governance LLC periodically. In addition, the Compensation Committee has the responsibility to consider the independence of Pay Governance LLC or any other compensation adviser before engaging the adviser. During 2014, the Compensation Committee reviewed the independence of Pay Governance LLC and the individual representatives of Pay Governance LLC who served as the Compensation Committee’s consultants pursuant to the requirements of Nasdaq and the Securities and Exchange Commission and the specific independence factors that the requirements cite and concluded, based on such review, that Pay Governance LLC’s work for the Compensation Committee does not raise any conflict of interest. In 2014, Pay Governance LLC did not provide any services to the Compensation Committee other than the executive and director compensation-related consulting services as described previously. Management did not obtain any services from Pay Governance LLC in 2014.

Additional information regarding the Compensation Committee and our policies and procedures regarding executive compensation, including the role of executive officers in recommending executive compensation, is provided below under “Compensation Discussion and Analysis.”

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Nominating and Governance Committee

The Nominating and Governance Committee presently consists of Jeffrey E. Eberwein (Chairman), Richard K. Coleman, Jr., John J. Haley and David G. Offensend, each of whom is an independent director under the independence standards of the Nasdaq Global Select Market. The Nominating and Governance Committee held six meetings in 2014.

The Nominating and Governance Committee provides assistance to our Board of Directors by:

•	identifying individuals qualified to become directors and recommending to the Board candidates for all directorships to be filled by the Board or by our stockholders;

•	identifying directors qualified to serve on the committees established by the Board and recommending to the Board members for each committee to be filled by the Board;

•	identifying directors qualified to serve as lead director and recommending to the Board nominees for lead director;

•	developing and recommending to the Board a set of corporate governance principles, including matters of:

•	Board organization, membership and function;

•	Board committee structure and membership;

•	succession planning for our Chief Executive Officer; and

•	taking a leadership role in shaping our corporate governance.

In identifying and evaluating nominees for director, the Nominating and Governance Committee seeks to ensure that our Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives. The Nominating and Governance Committee also seeks to ensure that the Board is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are important to us. In addition, the Nominating and Governance Committee believes it is important that at least one director has the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee.

In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. The Nominating and Governance Committee also believes that candidates should be selected so that the Board of Directors is a diverse body, with diversity reflecting, among other things, age, gender, race and professional experience. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity and values, and sound business judgment. In addition, the Nominating and Governance Committee believes a director should possess the following minimum qualifications to be recommended by the Nominating and Governance Committee to the Board:

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•	A director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

•	A director must have expertise and experience relevant to our business and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must be independent of any particular constituency, be able to represent all of our stockholders and be committed to enhancing long-term stockholder value.

•	A director must have sufficient time available to devote to activities of the Board and to enhance his or her knowledge of our business.

The Nominating and Governance Committee has the authority to retain a search firm to assist it in identifying director nominees, and the Nominating and Governance Committee provides the search firm with the criteria for the director nominees as described above.

The Nominating and Governance Committee will consider persons recommended by stockholders to become nominees for election as directors in accordance with the foregoing and other criteria set forth in our Nominating and Governance Committee Charter, which is available on our website as described above. Recommendations for consideration by the Nominating and Governance Committee should be sent to our Corporate Secretary in writing, together with appropriate biographical information concerning each proposed nominee. Our By-Laws also set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. With respect to an election of directors to be held at an annual meeting, a stockholder must, among other things, give notice of an intent to make such a nomination to our Corporate Secretary in advance of the meeting in compliance with the terms and within the time period specified in our By-Laws. Pursuant to our By-Laws, a stockholder must give a written notice of intent to our Corporate Secretary not less than 45 days and not more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. See “Other Matters – Stockholder Proposals” for the specific deadlines for submitting stockholder proposals to our Corporate Secretary in connection with the 2016 annual meeting of stockholders.

Board Leadership Structure

Historically, our positions of Chairman of the Board and Chief Executive Officer have been combined, and we have had a lead independent director. The reasons why we have combined these positions include the resulting operational efficiencies given the size of our company and the particularly detailed knowledge of our company’s operations that our Chief Executive Officer develops, which we believe is beneficial for serving as our Chairman.

On April 10, 2015, our Board of Directors provided notice to Manuel Marquez, our Chairman and Chief Executive Officer, that his employment agreement with our company would not be renewed. Upon the expiration of his employment agreement on May 12, 1015, Mr. Marquez will cease to be Chairman and Chief Executive Officer and, pursuant to our company’s Amended and Restated By-Laws, a director of our company. On April 16, 2015, the Board of Directors elected David G. Offensend, our lead independent director, as our independent Chairman of the Board effective May 13, 2015. Our Board of Directors determined it was appropriate to elect an independent Chairman in light of the transition of the Chief Executive Officer position from Mr. Marquez to Mr. Nolan.

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Our independent directors meet regularly without management, including our Chief Executive Officer, and are active in the oversight of our company. Our Board of Directors and each Board committee have access to members of our management and the authority to retain independent legal, accounting or other advisors as they deem necessary or appropriate. Our Chief Executive Officer does not serve on any Board committee.

The duties and responsibilities of our lead independent director have included, and after May 13, 2015, of our independent Chairman will include, the following:

•	coordinate the activities of the independent directors and serve as a liaison between the independent directors and our Chief Executive Officer;

•	chair meetings and executive sessions at which only the independent directors attend;

•	advise our Chief Executive Officer as to the quality, quantity and timeliness of the flow of information from management that is necessary for the independent directors to effectively perform their duties;

•	jointly with the Compensation Committee, conduct an annual evaluation of the performance of the Chief Executive Officer and report to the Board of Directors the results of that evaluation;

•	in conjunction with the Chief Executive Officer, consider potential conflicts of interest of directors;

•	conduct, as appropriate, exit interviews of senior management upon resignation; and

•	recommend to the Chief Executive Officer the retention of outside advisors and consultants who report directly to the Board of Directors.

We believe that our board leadership structure provides an appropriate balance between strong and strategic leadership and independent oversight of our company, and that our board leadership structure continues to serve the best interests of our company and stockholders.

Risk Oversight

The Audit Committee of our Board of Directors oversees our risk management process. Our Risk Committee, which consists of certain members of our senior management, has day-to-day responsibility for our risk management process. The members of the Risk Committee are our Chief Executive Officer, Executive Vice President and Chief Financial Officer, Chief Corporate Services Officer, and Corporate Counsel. Our Vice President, Internal Audit serves as the liaison between the Risk Committee and the Audit Committee. Our Vice President, Internal Audit provides periodic updates to the Audit Committee on behalf of the Risk Committee regarding, among other things, risk assessments and actions taken to mitigate risks. In addition, our Vice President, Internal Audit reports directly to the Chairman of the Audit Committee and provides periodic updates to the Audit Committee regarding risk management issues, particularly those regarding accounting and finance related risks. Also, our Corporate Counsel provides periodic updates to our Board of Directors regarding claims against our company.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines to further promote the effective functioning of our Board and Board committees and to set forth a common set of expectations as to how our Board and Board committees should perform their functions. Our Corporate Governance Guidelines are available, free of charge, on our Web site at www.hudson.com.

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Meetings and Attendance

Our Board of Directors held eleven meetings in 2014. Each of the directors currently serving on our Board of Directors attended at least 75% of the aggregate number of meetings of the Board held in 2014 and meetings held by each committee of the Board on which such director served during the period that the director so served in 2014. Directors are expected to attend our annual meeting of stockholders each year. At the 2014 annual meeting of stockholders, all of the directors then serving were in attendance either in-person or by teleconference.

Communications with Board of Directors

You may communicate with our Board of Directors by writing to our Corporate Secretary at Hudson Global, Inc., c/o the Board of Directors (or, at your option, c/o a specific director), 1325 Avenue of the Americas, 12th Floor, New York, New York 10019. The Corporate Secretary will deliver this communication to the Board or the specified director, as the case may be.

Policies and Procedures Regarding Related Person Transactions

Our Board of Directors has adopted written policies and procedures regarding related person transactions. For purposes of these policies and procedures:

•	a “related person” means any of our directors, executive officers or nominees for director or any of their immediate family members; and

•	a “related person transaction” generally is a transaction (including any indebtedness or a guarantee of indebtedness) in which we were or are to be a participant and the amount involved exceeds $120,000, and in which a related person had or will have a direct or indirect material interest.

Each of our executive officers, directors or nominees for director is required to disclose to the Audit Committee certain information relating to related person transactions for review, approval or ratification by the Audit Committee. Disclosure to the Audit Committee should occur before, if possible, or as soon as practicable after the related person transaction is effected, but in any event as soon as practicable after the executive officer, director or nominee for director becomes aware of the related person transaction. The Audit Committee’s decision whether or not to approve or ratify a related person transaction is to be made in light of the Audit Committee’s determination that consummation of the transaction is not or was not contrary to our best interests. Any related person transaction must be disclosed to the full Board of Directors.

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DIRECTOR COMPENSATION

The following table sets forth information regarding the compensation received during 2014 by each of our current directors and each person who served as a director during 2014, other than Mr. Marquez who did not receive any compensation for serving as a director and whose compensation as an executive officer is set forth below under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Stock Awards (5)	Option Awards (6)	Total

Richard K. Coleman, Jr. (1)	$18,536	$65,000	$0	$83,536
Robert B. Dubner (2)	$26,500	$65,000	$0	$91,500
Jeffrey E. Eberwein (3)	$17,423	$65,000	$0	$82,423
John J. Haley	$68,500	$65,000	$0	$133,500
Jennifer Laing (4)	$50,584	$65,000	$0	$115,584
David G. Offensend	$77,750	$65,000	$0	$142,750
Richard J. Stolz	$73,167	$65,000	$0	$138,167

(1)	Mr. Coleman was elected to our Board of Directors at our 2014 annual meeting of stockholders held on May 29, 2014.

(2)	Mr. Dubner’s term as a director ended May 29, 2014.

(3)	Mr. Eberwein was elected to our Board of Directors at our 2014 annual meeting of stockholders held on May 29, 2014.

(4)	Ms. Laing’s term as a director ended May 29, 2014.

(5)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 for all awards of share units granted during the fiscal year under our Director Deferred Share Plan. Assumptions used in the calculation of these amounts are included in Note 5 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2014.

(6)	During 2014, no directors were granted options to purchase shares of our common stock. The aggregate number of outstanding stock options as of December 31, 2014 for each of our directors named above was: Mr. Coleman, 0; Mr. Dubner, 50,000; Mr. Eberwein, 0; Mr. Haley, 0; Ms. Laing, 0; Mr. Offensend, 0; and Mr. Stolz, 50,000.

Retainer and Meeting Fees

Each non-employee director is entitled to receive an annual retainer of $25,000 paid in cash and $65,000 paid in share units as described below under “Director Deferred Share Plan,” a fee of $2,000 for each Board and Board committee meeting attended in person and a fee of $1,000 for each telephonic Board and Board committee meeting in which the director participates. The Chairmen of the Audit Committee and Compensation Committee receive an additional annual retainer of $10,000, and the Chairman of the Nominating and Governance Committee received an additional annual retainer of $5,000. The lead director also receives an additional annual retainer of $20,000. Additionally, directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board and Board committees.

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In July 2014, the Board of Directors disbanded the Human Resources Committee, and no additional retainer was paid to the Chairman of the Human Resources Committee in 2014. Also in July 2014, the Compensation Committee reviewed the compensation of our independent directors. Based on its review, the Compensation Committee changed the form, but not the dollar amounts, of all elements of compensation paid to our independent directors from cash to share units. Effective October 1, 2014, the annual retainer, the fees for attending in person and telephonic meetings, the retainer for serving as a chairman of a Board committee, and the retainer for serving as the lead director will be paid in share units pursuant to the “Director Deferred Share Plan” as described below. The Compensation Committee made this change to the compensation of our independent directors to further align the interests of our directors with those of our stockholders. The Compensation Committee did not make any change to the $65,000 paid in share units as described below under “Director Deferred Share Plan.”

Director Deferred Share Plan

Each quarter, effective seven calendar days following the release of our earnings, the retirement account of each non-employee director is credited under our Director Deferred Share Plan with the applicable number of share units for the quarterly portion of the annual retainer, the fees for attending in person and telephonic meetings, the retainer for serving as a chairman of a Board committee, and the retainer for serving as the lead director. On the date of our annual meeting of stockholders, the retirement account of each non-employee director is credited under the Director Deferred Share Plan with the $65,000 of share units. All share units fully vest on the date of grant. All share units are equivalent to one share of our common stock and are payable only in common stock issued under our 2009 Incentive Stock and Awards Plan upon a director ceasing service as a Board member.

Stock Options

Until 2008, upon first being elected or appointed as a director, we granted each non-employee director an option to purchase 50,000 shares of our common stock. The exercise price for options was the fair market value of a share of our common stock on the date of grant. Options have a term of ten years and became exercisable as follows: 40% immediately on the date of grant, 60% after the first anniversary of the date of grant, 80% after the second anniversary and 100% after the third anniversary. If a director ceases service for any reason other than death, then that portion of the option that is exercisable on the date the director ceases service will remain exercisable for a period of two years after such date. If the director’s service ceases by reason of the director’s death, then the option will remain exercisable by the director’s beneficiary for a period of two years after the date of the director’s death.

Stock Ownership Policy

The Board of Directors considers ownership of our common stock to be an important factor in aligning the interest of our directors with those of our stockholders. Our Board of Directors has established a Stock Ownership Policy for non-employee directors. The Stock Ownership Policy became effective January 1, 2012. Under the Stock Ownership Policy, non-employee directors are required to own shares of our common stock with a market value equal to at least three times the director’s then-current annual cash retainer. A director must satisfy the ownership requirements within five years from the date of the director’s appointment to the Board or five years from the effective date of the Stock Ownership Policy, whichever occurs later. Stock ownership can consist of shares owned directly by the director and deferred shares, but vested and unvested stock options and unvested restricted shares are not included. The value of our common stock held by directors is measured annually using the greater of the value of our common stock on the date when the shares were vested or purchased and the value of our common stock as of December 31 of the applicable year. Once the value of a director’s shares reaches the required market value, the director is deemed to have met the stock ownership requirements and must retain only the number of shares that were required to meet the stock ownership requirements as of the date the director first met the requirements. As of December 31, 2014, the last measurement date for compliance with the Stock Ownership Policy, all directors met the stock ownership requirements imposed by the Stock Ownership Policy.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The purpose of this Compensation Discussion and Analysis is to provide material information about the compensation of our executive officers named below under “Executive Compensation—Summary Compensation Table,” which we refer to as our named executive officers. In this section, we provide an analysis and explanation of our executive compensation program and the compensation derived by our named executive officers from this program.

Objectives of the Compensation Program

The central objectives of our compensation program are to attract and retain the talented and critical individuals needed to achieve long-term success for our company and to motivate them to achieve goals designed to enhance long-term stockholder value. The Compensation Committee, which oversees our executive compensation program, believes these goals can best be achieved with a compensation program designed on the principles of simplicity, transparency and objectivity.

Design of the Executive Compensation Program

The Compensation Committee takes a “total rewards” approach to executive compensation by combining elements of compensation to create a competitive proposition for prospective and existing executive officers. The Compensation Committee targets total compensation for executive officers at median market levels for comparable companies. The key policies that underpin our executive compensation program are as follows:

•	Total cash compensation, which is comprised of base salary plus annual incentive (cash bonus), is targeted at median market levels for comparable companies:

•	Base salaries are targeted at median market levels for comparable companies; and

•	Annual incentives are generally designed to provide awards above median market levels for comparable companies for above median market performance.

•	Long-term incentives provide equity awards, typically in the form of restricted shares and stock options, and are typically targeted at median market levels for comparable companies.

•	Employee benefits are offered to all eligible employees, including our executive officers, and are targeted at median market levels for comparable companies.

Consequently, our executive officers have the opportunity to earn above median compensation—both from above median bonuses and from above median appreciation of equity grants—resulting from above median performance of our company; and the compensation of our executive officers will be below median levels for below median performance of our company.

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The Compensation Committee believes that providing total cash compensation (base salary plus annual incentive), equity compensation and employee benefit programs generally targeted at median market levels for comparable companies is essential for attracting new talent and retaining and motivating existing key talent. However, on occasion, the Compensation Committee may determine that a deviation from median market levels is necessary to attract and retain key talent. We believe that providing our named executive officers with the ability to earn above median market levels for cash bonuses based on above median performance encourages the retention of high performers who strive to consistently beat their established performance targets. Target bonus payouts are set as a percentage of base salary. Actual business performance, measured solely by financial results, not individual performance, determines whether bonus payments are above or below the target level. The Compensation Committee also considers base salary in granting equity awards because the Compensation Committee’s desire is to provide meaningful equity awards for the named executive officers and certain key members of senior management.

At our 2014 annual meeting of stockholders, our stockholders were asked to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement for the 2014 annual meeting. Of those stockholders who voted on this non-binding proposal, in excess of 55% voted to approve the compensation of our named executive officers. As of the date of our 2014 annual meeting of stockholders, the Compensation Committee had already established our executive compensation program for 2014. However, following the 2014 annual meeting of stockholders, the Compensation Committee reviewed our executive compensation program and the proxy advisory reports on our company issued by Institutional Shareholder Services, Inc. (“ISS”) and Glass, Lewis & Co., LLC (“Glass Lewis”), both of which recommended a vote FOR the compensation of our named executive officers. Also, our Chief Executive Officer and certain members of senior management reached out to several of our stockholders who did not vote FOR the compensation of our named executive officers, representing about 30 percent of our outstanding shares of common stock, to discuss our executive compensation program. The Compensation Committee concluded that our overall executive compensation program for 2014 continued to be appropriate for our company and effective in rewarding executives commensurate with our financial performance. The Compensation Committee did not make any adjustments to the compensation of our executive officers, including our named executive officers, based on the results of the advisory vote at our 2014 annual meeting of stockholders, the proxy advisory reports on our company issued by ISS and Glass Lewis or the discussions our Chief Executive Officer and certain members of senior management had with our stockholders. However, we welcome stockholder engagement on executive compensation and other issues of importance to our stockholders and we speak periodically with stockholders during the year.

Target Compensation Levels and Benchmarking

Overview

The Compensation Committee, with the assistance of the independent compensation consultants it retains, reviews the market positioning of total compensation for each of our executive officers. It has been the practice of the Compensation Committee to review the market positioning of total compensation for each of our executive officers on a biennial basis. Given the Compensation Committee last undertook such a study in 2013 for each of our executive officers with Pay Governance, its independent compensation consultant, no study was conducted in 2014. The Compensation Committee plans to undertake such a study in 2015.

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Compensation and Benchmarking Studies

In 2013, at the direction of the Compensation Committee, Pay Governance compared the base salary, annual incentives and long-term incentives of our executive officers to executives in similar positions at relevant comparator companies. For all executive officer positions, Pay Governance used one group of comparator companies consisting of survey data from a database of approximately 110 consolidated professional and general business service firms. The data was adjusted for annual revenue size using a regression analysis. We did not rely on a specific sub-group of peer companies within that database, and, in working with Pay Governance, we played no role in selecting the individual companies for which the data was obtained. For the positions of chief executive officer and chief financial officer, Pay Governance also used a second group of comparator companies comprised of U.S.-based and U.K.-based publicly-traded staffing companies, which consisted of CDI Corp., Ciber, Inc., Hays, PLC., Heidrick & Struggles International, Inc., Kelly Services, Inc., Kforce, Inc., Korn Ferry International, Michael Page International, Resources Connections Inc., Robert Half International, Inc. and Robert Walters. For the position of chief executive officer, Pay Governance also provided the Compensation Committee with proxy statement data for a group of U.S.-based publicly traded companies with market capitalizations similar in size to our company, which consisted of Access National Corp., Cenveo, Inc., Courier Corp., CRA International, Inc., Dolan Co., Hill International, Inc., Moduslink Global Solutions, Inc., Pacer International, Inc., PMFG, Inc., Providence Service Corp., Salem Communications Corp., Stoneridge, Inc., Sypris Solutions, Inc., Targacept, Inc. and VSE Corp. In weighing the relevance of a particular comparator company, the Compensation Committee considered the size and business mix of each comparator in relationship to our company. The Compensation Committee did not make any adjustments to the compensation of our named executive officers for 2014 based on the market data provided by Pay Governance in 2013.

In 2014, the Compensation Committee did not make any adjustments to the compensation of our named executive officers for 2014 because the Compensation Committee determined that their compensation was appropriate based on the market data provided by Pay Governance in 2013, internal fairness and our performance.

Role of Executive Officers in the Compensation Process

The development of annual incentive targets and the calculation of the actual earned annual incentives are performed by the Chief Corporate Services Officer in conjunction with the Executive Vice President, Chief Financial Officer. The Chief Executive Officer then reviews the incentive targets and actual earned incentives before presenting them to the Compensation Committee for discussion and approval. Long-term equity incentive grants are recommended to the Chief Executive Officer by various regional business heads and corporate department heads. The Chief Executive Officer then presents his grant recommendations to the Compensation Committee for its discussion and consideration. While the Chief Executive Officer takes an active role in making compensation recommendations for our executive officers, he makes no recommendations concerning any element of his own compensation. Compensation decisions for executive officers other than the Chief Executive Officer are made during regularly scheduled Compensation Committee meetings, which are generally attended by a representative of the Compensation Committee’s independent compensation consultant. Discussions regarding Chief Executive Officer compensation take place in Compensation Committee executive session without the Chief Executive Officer or other executive officers present. The Compensation Committee makes all final decisions on compensation for our executive officers, including our named executive officers.

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Elements of Compensation

Overview

The compensation for our named executive officers consists primarily of four elements: (1) a base salary, (2) an annual cash incentive program, (3) eligibility to participate in periodic grants of restricted shares of stock or stock options and (4) benefits. Each named executive officer has an employment agreement that covers basic terms of his or her employment and that contains both contractual separation payments under certain circumstances and provisions covering a possible change in the control of our company. In general, these agreements provide for a maximum of one year’s base salary and target bonus protection for the executive under certain circumstances of separation.

The same compensation policies and decisions cover all of our named executive officers.

Base Salary

We do not have a policy of providing annual raises for executive officers; however, the base salary of our named executive officers as a group was reviewed in 2013 as part of the review of total compensation performed for the Compensation Committee by Pay Governance. This review consisted of the benchmarking described previously under “Target Compensation Levels and Benchmarking – Compensation and Benchmarking Studies.” The Compensation Committee did not make any adjustments to the base salaries of our named executive officers for 2014 based on the marked data provided by Pay Governance in 2013.

In 2014, the Compensation Committee did not make any adjustments to the base salaries of our named executive officers for 2014 because the Compensation Committee determined that their base salaries were appropriate based on the market data provided by Pay Governance in 2013, internal fairness and our performance.

Annual Incentives

The annual incentive program consists of eligibility for a cash bonus based on our actual earnings before interest, income taxes, special charges, other non-operating expense and depreciation and amortization, or adjusted EBITDA, on a constant currency basis, relative to target adjusted EBITDA set at the beginning of the year by the Compensation Committee. The Compensation Committee has the authority to determine all components of the calculation of adjusted EBITDA. The achievement of threshold adjusted EBITDA (dollars earned) is required for any bonus to be paid. The Compensation Committee believes that adjusted EBITDA is a clear, objective standard of measurement that encourages executives to strive toward increased profit generation year-over-year. The intent of the annual incentive program is to provide above market median bonus compensation in years where our performance meets or exceeds target levels, but to pay less or no incentive in years where our performance does not meet or exceed target levels.

The Compensation Committee sets performance targets annually at the beginning of the year based on the recommendation of the Chief Executive Officer (with the exception of the Chief Executive Officer’s own target, which is set solely by the Compensation Committee). For 2014, the performance targets were the same for all our named executive officers, including our Chief Executive Officer. Factors considered in setting the performance targets include profit we earned in the prior year, the current year’s profit budget, desired growth and general economic conditions (for example, higher targets may be set in good economic periods). The Compensation Committee measures performance targets at the level of our company – consolidated corporate, regional or business unit performance – that it believes best aligns with driving accountability of our named executive officers for the delivery of our strategy and business objectives. Historically, the Compensation Committee has set these targets meaningfully above prior year results to stimulate ongoing profit growth from one year to the next. In setting the 2014 performance targets, the Compensation Committee considered our 2013 actual performance, our 2014 budget and its view of the global economic conditions. Target bonus amounts for individual named executive officers are set as a percentage of base salary and are reviewed during the independent compensation consultant’s total compensation study to ensure that the target bonus is appropriate considering both internal equity and relevant market competitiveness.

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In 2014, the Compensation Committee continued to apply its compensation policies as they relate to setting performance targets consistent with past practices. In December 2013, the Compensation Committee established the 2014 Incentive Compensation Program for the named executive officers, including specific performance targets as described in the subsequent paragraph. After considering the factors set forth previously under “Elements of Compensation – Base Salary” – the 2013 market study, internal fairness and our performance – the Compensation Committee did not make any changes to the target bonus amounts for the named executive officers for 2014. The Compensation Committee does not plan to change the target bonus amounts for the named executive officers for 2015. The Compensation Committee has considered all of the factors set forth previously under “Elements of Compensation – Base Salary” – the 2013 market study, internal fairness and our performance – in setting performance targets for 2015, and the goals and terms of the program remain substantially the same as in 2014, except that the performance goals for 2015 will consist of both adjusted EBITDA and corporate cost performance targets.

In December 2013, the Compensation Committee established the following specific performance targets under the 2014 Incentive Compensation Program. For all named executive officers, achievement of a single consolidated corporate adjusted EBITDA (determined on a constant currency basis) threshold of $0.5 million and target of $2.0 million measured in dollars of adjusted EBITDA was required to earn 25% and 100% payouts, respectively. No bonus was payable for adjusted EBITDA performance below threshold. For adjusted EBITDA performance between threshold and 75% of target, bonuses were payable on a pro rata basis between 25% and 60% based on dollars of adjusted EBITDA. For adjusted EBITDA performance from 75% of target up to and including target, bonuses were payable on a pro rata basis from 60% to 100% based on dollars of adjusted EBITDA. For adjusted EBITDA performance exceeding target up to 300% of target, the executive officers would be paid bonuses on a pro rata basis between 100% up to a cap of 180%.

In October 2014, the Compensation Committee approved an amendment to the 2014 Incentive Compensation Program that revised the adjusted EBITDA target from $2.0 million to ($5.1) million. The revised adjusted EBITDA target excludes (i) certain businesses that our company expected to divest and (ii) costs relating to a consulting firm’s review of our company, our company’s proxy contest and stranded costs resulting from the divestiture of our Legal eDiscovery business.  The Compensation Committee determined it was appropriate to revise the adjusted EBITDA target to provide more flexibility to exclude from bonus calculations items that generally were driven by actions or events that were unrelated to our current operations or beyond management’s control. The Compensation Committee also revised the cap on bonuses for adjusted EBITDA performance exceeding target from 180% to 100%.

For 2014, our adjusted EBITDA performance, on a constant currency basis, was ($5.6) million. As a result of our adjusted EBITDA performance relative to the revised 2014 bonus targets, Mr. Marquez, Mr. Nolan, Mr. Funk and Mr. Williams received a bonus of $472,000, $254,000, $105,000 and $169,000, respectively. However, pursuant to Mr. Marquez’s employment agreement, he was also entitled to a $75,000 cash retention bonus for 2014. Pursuant to Mr. Curcuru’s employment agreement, in connection with his commencement of employment with our company, he was entitled to a $75,000 cash bonus for 2014.

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The Compensation Committee has the discretion to make payments outside of the formula of the annual incentive program to reflect extenuating circumstances or actual individual contribution, and the Compensation Committee chose not to exercise this discretion with respect any named executive officer for 2014.

Long-Term Incentives

The Compensation Committee has the authority under the Hudson Global, Inc. 2009 Incentive Stock and Awards Plan to make equity grants to employees. Prior to our stockholders’ approval in May 2009 of the 2009 Incentive Stock and Awards Plan, the Compensation Committee made equity grants under the Long Term Incentive Plan. The Long Term Incentive Plan terminated upon approval of the 2009 Incentive Stock and Awards Plan. However, all equity grants made under the Long Term Incentive Plan that were outstanding at the time of the approval of the 2009 Incentive Stock and Awards Plan will remain outstanding and will continue to be subject to all of the terms and conditions of the Long Term Incentive Plan.

Historically, the Compensation Committee has used a mix of stock options and restricted shares to motivate and retain key executive officers, including our named executive officers. The equity awards that we grant to our named executive officers vest over time and are typically also subject to certain financial and non-financial performance vesting conditions. To provide both a financial commitment to a new executive officer and an incentive to drive performance to increase our share price, the Compensation Committee has awarded grants of stock options and restricted shares to the named executive officers from time to time. The Compensation Committee makes its decisions about annual grants considering the factors of market competitiveness, internal equity and position responsibilities.

In October 2014, the Compensation Committee, considering the factors of market competitiveness, internal equity and position responsibilities, approved grants of 107,000 shares of restricted stock to Mr. Nolan and 12,500 shares of restricted stock to Mr. Curcuru, pursuant to a form of restricted stock award agreement that provides for the awards of restricted stock to vest based on performance – our return on gross margin ratio and our net cash position – and service with our company. The grant effective date for these grants of restricted stock was November 17, 2014 pursuant to our company policy on granting equity awards. The Compensation Committee approved the form of restricted stock award agreement with both performance and service vesting conditions to align further the interests of our executive officers with our stockholders. Mr. Nolan and Mr. Curcuru were the only executive officers to receive a grant of equity in 2014. The performance vesting conditions with respect to the restricted stock are satisfied as follows:

(a)	50.0% of the shares of restricted stock (the “Return on Gross Margin Ratio Restricted Stock”) shall vest on the determination by the Compensation Committee that, for the year ending December 31, 2014, our company achieved a “target” Return on Gross Margin Ratio (defined as the percentage of (i) gross margin minus selling, general and administrative expenses for the year ending December 31, 2014 divided by the (ii) gross margin for the year ending December 31, 2014) of (2.3%), subject to satisfaction of the service vesting conditions; and

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(b)	50.0% of the shares of restricted stock (the “Net Cash Position from Operations Restricted Stock”) shall vest upon the determination by the Committee that our company achieved for the year ending December 31, 2014 “target” Net Cash Position from Operations (defined as our company’s net cash position from operations for the year ending December 31, 2014, excluding any proceeds from divestitures) of $16.0 million; provided that 80.0% to 99.9% of the shares of Net Cash Position from Operations Restricted Stock will vest if the Net Cash Position from Operations is between $15.0 million and $15.999 million (such vesting percentage determined pro rata for Net Cash Position from Operations achievement within such range), and a number of shares equal to 100.1% to 120.0% of the Net Cash Position from Operations Restricted Stock will vest (in the case of a number of shares up to 100.0% of the Net Cash Position from Operations Restricted Stock) or be granted (in the case of shares in excess of 100.0% of the Net Cash Position from Operations Restricted Stock) if the Net Cash Position from Operations is between $16.001 million and $17.0 million (such vesting percentage determined pro rata for Net Cash Position from Operations achievement within such range), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted shares in excess of 100.0% of the Net Cash Position from Operations Restricted Stock shall be deemed Restricted Stock subject to all of the terms and conditions of the restricted stock award agreement.

The executive shall forfeit the number of shares of Return on Gross Margin Ratio Restricted Stock and Net Cash Position from Operations Restricted Stock that do not vest pursuant to paragraphs (a) and (b) above. To the extent the performance vesting conditions set forth in paragraphs (a) and (b) above, the service vesting conditions with respect to the restricted stock shall be satisfied as follows: (i) 33-1/3% of the shares of restricted stock shall vest on the later of the determination of the satisfaction of the performance vesting conditions or March 1, 2015, (ii) 33-1/3% of the shares of restricted stock shall vest on March 1, 2016, and (iii) 33-1/3% of the shares of restricted stock shall vest on March 1, 2017; provided that, in each case, the executive remains employed by our company from the grant date through the date the performance vesting conditions are satisfied, in the case of clause (i), or the applicable anniversary date, in the cases of clauses (ii) and (iii).

Based on the Compensation Committee’s determination of our 2014 Return on Gross Margin Ratio of (2.7%) and Net Cash Position from Operations of $18.3 million, the performance vesting conditions were satisfied for 0% of the shares of Return on Gross Margin Ratio Restricted Stock and 120% of the shares of Net Cash Position from Operations Restricted Stock awarded in 2014.

The Compensation Committee generally considers grants to executive officers, including our named executive officers, upon a significant change in the status of an officer (hire, promotion, additional responsibility) or annually at its first meeting in the calendar year. For 2014, the Compensation Committee approved grants of equity to the executive officers, including our named executive officers, in October 2014, rather than at its first meeting of the calendar year. The Compensation Committee approved grants of equity at that time because it had considered potential equity award metrics over the course of several meetings and, shortly before approving the grants, determined it would be useful first to allow our two new directors, who had then recently joined our Board of Directors, to familiarize themselves with our business, management team and compensation philosophy. This practice helps to ensure that the Compensation Committee makes no attempt to coordinate grants prior to the release of material non-public information, either positive or negative.

Grants of equity awards approved by the Compensation Committee generally become effective seven calendar days following the release of the annual or quarterly earnings period most immediately following the Compensation Committee’s approval. The grant price for all equity awards approved by the Compensation Committee is the closing price of a share of our common stock on the Nasdaq Global Select Market on the date of effectiveness of the grant. If shares of our common stock are not traded on this date, then the grant price of the stock option will be the closing price of a share of our common stock on the Nasdaq Global Select Market on the next day of market activity.

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Stock Ownership Guidelines

The Board of Directors has established a new Stock Ownership Policy for senior management, including our named executive officers, and it is intended to further align the interests of management and stockholders. The Stock Ownership Policy became effective on January 1, 2012. Under the Stock Ownership Policy, executives, other than the Chief Executive Officer, are required to own shares of our common stock with a value equal to at least one times their respective base salaries. The Chief Executive Officer must own shares of our common stock with a value equal to at least two times his annual base salary. An executive must satisfy the ownership requirements within five years of the date of the executive’s appointment to a position covered by the Stock Ownership Policy or five years from the effective date of the Stock Ownership Policy, whichever occurs later. Stock ownership can consist of shares owned directly by the executive, vested restricted shares, deferred shares, shares in the executive’s 401(k) account and shares owned through the Employee Stock Purchase Plan. Vested and unvested stock options, unvested restricted stock units and unvested restricted shares will not apply to the ownership level. The value of our common stock held by executives is measured annually using the greater of the value of our common stock on the date when the shares were vested or purchased and the value of our common stock as of December 31 of the applicable year. Once the value of an executive’s shares reaches the required market value, the executive will be deemed to have met the stock ownership requirements and must retain only the number of shares that were required meet the stock ownership requirements as of the date the executive first met the requirements. As of December 31, 2014, the last measurement date for compliance with the Stock Ownership Policy, Mr. Funk met the stock ownership requirements imposed by the Stock Ownership Policy. As of such date, the other named executive officers continuing in office had not met their respective stock ownership requirements, but were on track to do so within the five-year prescribed period. No named executive officer who had not met his stock ownership requirement sold shares or exercised options during 2014.

Benefits

We provide our employees with customary health care benefits and offer a defined contribution plan (401(k) plan) in lieu of a pension plan to eligible employees, including our named executive officers, who, if they meet the plan eligibility requirements, may elect to participate. Under our 401(k) plan, we have the discretion to make a matching contribution at the end of each plan year to each participant’s account in an amount up to 50% of the participant’s salary reduction contributions for the plan year, taking into account salary reduction contributions between 1% and 6% of the participant’s eligible compensation. Other than these savings programs, we provide no retirement benefits to employees or supplemental retirement benefits to our executive officers.

Perquisites

We provide no perquisites to our named executive officers as a group, and in 2014, we did not provide perquisites in an aggregate amount greater than $10,000 to any individual named executive officer, other than Mr. Marquez as described in Footnote 6 to the Summary Compensation Table.

The perquisites that we provided to Mr. Marquez, other than his temporary housing allowance in New York for 2014 described below, are pursuant to his CEO Employment Agreement and consisted of (i) an allowance for round trip airplane tickets for Mr. Marquez and his wife and their three children to travel round trip from New York to Madrid, Spain twice during the year (ii) and fees to an accounting firm in connection with the preparation of Mr. Marquez’s tax documentation. In February 2013, the Compensation Committee approved a temporary housing allowance in New York for Mr. Marquez for 2013 and 2014. We believe these perquisites were necessary to retain Mr. Marquez to serve as Chairman and Chief Executive Officer of our company.

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Agreements with Named Executive Officers

In March 2011, we entered into a CEO Employment Agreement with Manuel Marquez in connection with him becoming our Chairman and Chief Executive Officer. We believe it was necessary to enter into the CEO Employment Agreement to attract and retain Mr. Marquez to serve as Chairman and Chief Executive Officer of our company and to motivate Mr. Marquez to achieve goals designed to enhance long-term stockholder value. Under the CEO Employment Agreement, Mr. Marquez is entitled to, among other things, (i) an annual base salary, subject to increase in 2015; (ii) eligibility to receive an annual bonus as provided in our Senior Management Bonus Plan and a retention bonus for 2014, contingent on Mr. Marquez’s continued employment with us on such dates; (iii) an allowance for Mr. Marquez and his wife and their three children to travel round trip from New York to Madrid, Spain, twice each year during the term of Mr. Marquez’s employment; (iv) tax equalization payments to the extent the income taxes Mr. Marquez is required to pay in the United States for company compensation exceed the income taxes he would have paid in Spain; (v) four weeks of vacation per year; (vi) severance and health and dental benefits upon termination or non-renewal of employment; (vii) severance and health and dental benefits upon a termination of employment after a change in control of our company; and (viii) other benefits of employment comparable to other senior management. Mr. Marquez is not entitled to an excise tax gross-up payment after a change in control of our company. However, if any portion of the severance payments or any other payments under the CEO Employment Agreement or under any other agreement with Mr. Marquez would result in the imposition on him of an excise tax under the Internal Revenue Code, then the total amount of such payments will be delivered either in full (with Mr. Marquez paying the applicable excise tax) or in a reduced amount such that no portion of such payments would be subject to excise tax, whichever results in the receipt of the greatest benefit on an after-tax basis. In connection with entering into the CEO Employment Agreement, Mr. Marquez executed a Confidentiality, Non-Solicitation and Work Product Assignment Agreement with us. On April 10, 2015, our Board of Directors provided notice to Mr. Marquez that his employment agreement with our company would not be renewed. Upon the expiration of his employment agreement on May 12, 1015, Mr. Marquez will cease to be Chairman and Chief Executive Officer and, pursuant to our company’s Amended and Restated By-Laws, a director of our company.

In addition to Mr. Marquez, all of our other named executive officers (other than Mr. Williams) have an employment agreement with us. These agreements were put in place to allow us to attract and retain key talent to our business. They are designed to provide reasonable financial security (in general, not exceeding one year’s salary and target bonus) to our executive officers in the event of certain kinds of separations from our company, while providing our company with appropriate releases from potential claims and commitments not to solicit our clients or employees during a set period.

Under the employment agreements, each named executive officer (other than Messrs. Marquez and Williams) is entitled to (i) an annual base salary; (ii) eligibility to receive an annual bonus as provided in our Senior Management Bonus Plan; (iii) four weeks of vacation plus four personal days per year; (iv) severance and health and dental benefits upon termination or non-renewal of employment; (v) severance and health and dental benefits upon a termination of employment after a change in control of our company; and (vi) other benefits of employment comparable to other senior management of our company. In addition, under the employment agreement that we entered into with Mr. Curcuru on May 1, 2014 in connection with the commencement of his employment as Senior Vice President, Finance of our company, Mr. Curcuru is entitled to a guaranteed cash bonus of $75,000 for 2014. No named executive officer is entitled to an excise tax gross-up payment after a change in control of our company. However, upon a termination of employment of any named executive officer after a change in control of our company, if any portion of such officer’s termination payment would constitute an “excess parachute payment,” then the termination payment made to such officer will either be made in full or made in the greatest amount such that no portion of the termination payment would be subject to the excise tax, whichever results in the receipt by such officer of the greatest benefit on an after-tax basis. In connection with entering into the employment agreements, each named executive officer executed a Confidentiality, Non-Solicitation and Work Product Assignment Agreement with us.

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On November 28, 2014, we entered into a separation and consulting agreement with Mr. Williams pursuant to which his employment with our company ended effective December 31, 2014. Under the agreement, Mr. Williams is entitled to (i) a severance benefit of $300,000 payable in equal semi-monthly installments for a period of 12 months after the termination of his employment; (ii) the value of all of Mr. Williams’ earned, but unused, vacation days through December 31, 2014, which is equal to $20,635; and (iii) a bonus for 2014 as provided in our Senior Management Bonus Plan for 2014. Also pursuant to the agreement, 3,060 of the non-vested shares of restricted stock of our company that we previously granted to Mr. Williams scheduled to vest based on the achievement of certain performance and service conditions, became fully vested as of December 31, 2014. The value of such non-vested shares of restricted stock held by Mr. Williams, determined based on the closing market price for our common stock on December 31, 2014 of $3.09, was $9,455.40. The agreement also provides that we will continue to pay our portion of Mr. Williams’ group medical and dental insurance premium during the 18-month period following December 31, 2014, provided that Mr. Williams pays his portion of the group medical and dental insurance premium in the form of a deduction from his severance benefit. We estimate that the value of our portion of the premiums is equal to $16,561. Also pursuant to the agreement, we will pay up to an aggregate of $5,000 for legal or tax advisory services to be provided to Mr. Williams for up to twelve months following December 31, 2014. Also pursuant to the agreement, Mr. Williams agreed to serve in a consulting capacity to our company as its Corporate Secretary from January 1, 2015 through December 31, 2015 for a total consulting fee of $100,000. In connection with his entry into the agreement, Mr. Williams (a) provided us and our subsidiaries a general liability release and agreed to not solicit certain of our or our subsidiaries’ current or prospective clients or any individual employed by us or any of our subsidiaries on December 31, 2014, in each case, for a period of 12 months following the termination of his employment; and (b) agreed to keep confidential and proprietary business information of ours and our subsidiaries confidential and to return such information to us upon the termination of his employment.

Additional information regarding these employment agreements can be found in “Disclosure Regarding Summary Compensation Table and Grants of Plan-Based Awards Table” and “Potential Payments Upon Termination or Change in Control.”

Impact of Tax Treatment on Compensation

Under Section 162(m) of the Internal Revenue Code, the tax deduction available to corporate taxpayers, such as us, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. The Compensation Committee currently intends, except in limited circumstances, to qualify compensation paid to our executive officers for deductibility by us under Section 162(m) of the Internal Revenue Code. Section 409A of the Internal Revenue Code provides, among other things, rules for when compensation may be deferred and when, if deferred, it may be paid. Our compensation plans and agreements are intended to be compliant with Section 409A.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with our management and, based on such review and discussion, has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Hudson Global, Inc.
COMPENSATION COMMITTEE

John J. Haley, Chairman
Richard K. Coleman, Jr.
Richard J. Stolz

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation earned including during 2014 by (i) our Chief Executive Officer, (ii) our Chief Financial Officer and (iii) our three other most highly compensated executive officers who were serving as executive officers at the end of 2014. Information is not included for Mr. Nolan for 2012 and for Mr. Curcuru for 2012 and 2013 because they did not join our company until 2013 and 2014, respectively. The persons named in the table are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus		Stock Awards(6)		Option Awards(8)	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
Manuel Marquez,	2014	$624,000	$75,000	(4)	$0		$0	$472,000	$121,501	(9)	$1,292,501
Chairman and	2013	$624,000	$125,000		$0		$0	$0	$121,390		$870,390
Chief Executive Officer(1)	2012	$600,000	$540,000		$0		$0	$0	$0		$228,422

Stephen A. Nolan,	2014	$450,000	$0		$343,470		$0	$254,000	$0		$1,047,470
Executive Vice President and	2013	$262,500	$0		$240,000		$0	$0	$0		$502,500
Chief Financial Officer(2)	2012	—	—		—		—	—	—		—

Arthur Curcuru,	2014	$166,667	$75,000	(5)	$40,125		$0	$0	$5,000	(10)	$286,792
Senior Vice President, Controller	2013	—	—		—		—	—	—		—
and Chief Accounting Officer	2012	—	—		—		—	—	—		—

Neil J. Funk,	2014	$250,000	$0		$0		$0	$105,000	$7,500	(10)	$362,500
Vice President,	2013	$250,000	$0		$27,830		$0	$0	$7,500		$285,330
Internal Audit	2012	$250,000	$0		$45,900		$0	$0	$7,500		$303,400

Latham Williams,	2014	$300,000	$0		$4,559	(7)	$0	$169,000	$7,800	(11)	$481,359
Former Senior Vice President,	2013	$300,000	$0		$80,666		$0	$0	$7,500		$388,166
Legal Affairs and Administration,
Corporate Secretary(3)	2012	$300,000	$0		$137,700		$0	$0	$7,500		$445,200

(1)	On April 10, 2015, our Board of Directors provided notice to Mr. Marquez that his employment agreement with our company would not be renewed. Upon the expiration of his employment agreement on May 12, 1015, Mr. Marquez will cease to be Chairman and Chief Executive Officer and, pursuant to our company’s Amended and Restated By-Laws, a director of our company

(2)	On April 16, 2015, our Board of Directors appointed Mr. Nolan Chief Executive Officer of our company effective May 13, 2015. Mr. Nolan also will continue to serve as Chief Financial Officer until a successor is appointed.

(3)	On November 28, 2014, we entered into a separation agreement with Mr. Williams pursuant to which his employment with our company ended effective December 31, 2014.

(4)	The dollar amount shown reflects the $75,000 cash retention bonus that we paid to Mr. Marquez for 2014 pursuant to his employment agreement.

(5)	The dollar amount shown reflects the $75,000 guaranteed cash bonus that we paid to Mr. Curcuru for 2014 pursuant to his employment agreement.

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(6)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) for all awards of restricted stock and restricted stock units granted during the relevant fiscal year. Assumptions used in the calculation of these amounts are included in Note 5 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2014. Awards of restricted stock that we granted in 2014 to our named executive officers are subject to performance conditions and service conditions as described above under “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentives.” See note 2 to the Grants of Plan-Based Awards table. Based on our actual 2014 performance, the dollar amounts in the table above reflect the maximum number of shares that will vest subject to service vesting conditions.

(7)	For Mr. Williams, the dollar amount represents the difference in the December 31, 2014 fair value of the non-vested shares that became fully vested on such date and the grant date fair value of such shares determined in accordance with Note 4 above.

(8)	The dollar amount shown reflects the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures) for all awards of stock options granted during the relevant fiscal year. Assumptions used in the calculation of these amounts are included in Note 4 to the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2014.

(9)	For Mr. Marquez, the dollar amount consists of $68,228 for round trip airline tickets for Mr. Marquez and his wife and their three children to travel round trip from New York and Madrid, Spain twice during 2014; $35,000 for a temporary housing allowance in New York; $10,473.17 for fees paid to an accounting firm in connection with the preparation of Mr. Marquez’s tax documentation; and $7,800 for matching contributions under our 401(k) Savings Plan.

(10)	Consists only of our matching contributions under our 401(k) Savings Plan. Certain personal benefits we provided to the named executive officers are not included in the table because the aggregate amount of such personal benefits for each named executive officer was less than $10,000.

(11)	For Mr. Williams, the dollar amount represents our matching contributions under our 401(k) Savings Plan.

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Grants of Plan-Based Awards

The following table sets forth information regarding the awards that we made to the named executive officers during 2014 under our 2014 Incentive Compensation Program (“ICP”) and our 2009 Incentive Stock and Awards Plan (“ISAP”). The columns under “Estimated Potential Payouts Under Non-Equity Incentive Plan Awards” show the threshold, target and maximum bonus amounts that could have been earned under the 2014 Incentive Compensation Program.

	Grant	Estimated Potential Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options)	Awards	Awards(3)
Manuel Marquez ICP	—	$140,000	$561,600	$1,010,880	—	—	—	—	—	—	—

Stephen A. Nolan ICP ISAP – Restricted Stock	11/17/14	$75,375	$301,500	$542,700	96,300	107,000	117,700	—	—	—	$343,470

Arthur Curcuru ICP ISAP – Restricted Stock	11/17/14	—	—	—	11,250	12,500	13,750	—	—	—	$40,125

Neil J. Funk ICP	—	$31,250	$125,000	$225,000	—	—	—	—	—	—	—

Latham Williams ICP	—	$50,250	$201,000	$361,800	—	—	—	—	—	—	—

(1)	The 2014 threshold and target data and results under our 2014 Incentive Compensation Program for our named executive officers is described previously under “Compensation Discussion and Analysis – Elements of Compensation – Annual Incentives.”

(2)	The performance vesting conditions with respect to the restricted stock are satisfied as follows:

(a) 50.0% of the shares of Restricted Stock (the “Return on Gross Margin Ratio Restricted Stock”) shall vest on the determination by the Compensation Committee that, for the year ending December 31, 2014, our company achieved a “target” Return on Gross Margin Ratio (defined as the percentage of (i) gross margin minus selling, general and administrative expenses for the year ending December 31, 2014 divided by the (ii) gross margin for the year ending December 31, 2014) of (2.3%), subject to satisfaction of the service vesting conditions; and

(b) 50.0% of the shares of Restricted Stock (the “Net Cash Position from Operations Restricted Stock”) shall vest upon the determination by the Committee that our company achieved for the year ending December 31, 2014 “target” Net Cash Position from Operations (defined as our company’s net cash position from operations for the year ending December 31, 2014, excluding any proceeds from divestitures) of $16.0 million; provided that 80.0% to 99.9% of the shares of Net Cash Position from Operations Restricted Stock will vest if the Net Cash Position from Operations is between $15.0 million and $15.999 million (such vesting percentage determined pro rata for Net Cash Position from Operations achievement within such range), and a number of shares equal to 100.1% to 120.0% of the Net Cash Position from Operations Restricted Stock will vest (in the case of a number of shares up to 100.0% of the Net Cash Position from Operations Restricted Stock) or be granted (in the case of shares in excess of 100.0% of the Net Cash Position from Operations Restricted Stock) if the Net Cash Position from Operations is between $16.001 million and $17.0 million (such vesting percentage determined pro rata for Net Cash Position from Operations achievement within such range), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted shares in excess of 100.0% of the Net Cash Position from Operations Restricted Stock shall be deemed Restricted Stock subject to all of the terms and conditions of the restricted stock award agreement.

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The executive shall forfeit the number of shares of Return on Gross Margin Ratio Restricted Stock and Net Cash Position from Operations Restricted Stock that do not vest pursuant to paragraphs (a) and (b) above. To the extent the performance vesting conditions set forth in paragraphs (a) and (b) above, the service vesting conditions with respect to the restricted stock shall be satisfied as follows: (i) 33-1/3% of the shares of restricted stock shall vest on the later of the determination of the satisfaction of the performance vesting conditions or March 1, 2015, (ii) 33-1/3% of the shares of restricted stock shall vest on March 1, 2016, and (iii) 33-1/3% of the shares of restricted stock shall vest on March 1, 2017; provided that, in each case, the executive remains employed by our company from the grant date through the date the performance vesting conditions are satisfied, in the case of clause (i), or the applicable anniversary date, in the cases of clauses (ii) and (iii).

(3)	The dollar amount shown reflects the aggregate grant date fair value of the amounts of restricted stock awards, restricted stock unit awards and option awards calculated in accordance with FASB ASC Topic 718.

Disclosure Regarding Summary Compensation Table and Grants of Plan-Based Awards Table

CEO Employment Agreement

Pursuant to the CEO Employment Agreement, dated March 7, 2011, we employ Mr. Marquez as Chairman and Chief Executive Officer of our company. The CEO Employment Agreement entitles Mr. Marquez to:

•	an annual base salary of $624,000 for 2014, subject to a 4% increase on January 1, 2015;

•	a retention bonus of $75,000 for 2014, payable in twelve monthly installments and subject to Mr. Marquez’s continued employment with our company on such dates;

•	an allowance, based on the reasonable estimate for business class airfare, for Mr. Marquez and his wife and their three children to travel round trip from New York to Madrid, Spain twice each year during the term of Mr. Marquez’s employment;

•	tax equalization payments to the extent the income taxes Mr. Marquez is required to pay in the United States for company compensation exceed the income taxes he would have paid in Spain;

•	four weeks of vacation per year; and

•	other benefits of employment comparable to other senior management.

On April 10, 2015, our Board of Directors provided notice to Mr. Marquez that his employment agreement with our company would not be renewed. Upon the expiration of his employment agreement on May 12, 1015, Mr. Marquez will cease to be Chairman and Chief Executive Officer and, pursuant to our company’s Amended and Restated By-Laws, a director of our company.

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Executive Employment Agreements

We have Executive Employment Agreements with each of our other executive officers, including the named executive officers (other than Mr. Marquez, who is covered by the CEO Employment Agreement described above, and Mr. Williams). Pursuant to the Executive Employment Agreements, we agree to employ each of the executives for one-year terms, with automatic, annual extensions of additional one-year terms. The Executive Employment Agreements entitle the executives to:

•	an annual base salary in the amount of at least $450,000 for Mr. Nolan, $250,000 for Mr. Curcuru and $250,000 for Mr. Funk;

•	eligibility to receive an annual bonus as provided in our Senior Management Bonus Plan;

•	a $75,000 guaranteed cash bonus for Mr. Curcuru for 2014, which we awarded to Mr. Curcuru in connection with his commencement of employment with our company;

•	four weeks of vacation per year; and

•	other benefits of employment comparable to other senior management of our company.

On November 28, 2014, we entered into a separation and consulting agreement with Mr. Williams pursuant to which his employment with our company ended effective December 31, 2014. Under the agreement, Mr. Williams is entitled to the benefits described previously under “Compensation Discussion & Analysis – Agreements with Named Executive Officers.”

We have the right to terminate each executive’s employment at any time, subject to the provisions of the CEO Employment Agreement and the Executive Employment Agreements described below under “Potential Payments Upon Termination or Change in Control—CEO Employment Agreement” and “Potential Payments Upon Termination or Change in Control—Executive Employment Agreements.”

2014 Incentive Compensation Program

Our Compensation Committee annually sets bonus performance targets to help drive growth in our financial performance year-over-year. For 2014, this growth was measured in dollars of adjusted EBITDA, on a constant currency basis. Adjusted EBITDA was calculated net of bonuses payable under the program. See “Compensation Discussion and Analysis – Elements of Compensation – Annual Incentives” for a discussion of the adjusted EBITDA targets and thresholds applicable for the named executive officers.

Restricted Stock

The grants of restricted stock made to our named executive officers in November 2014 vest based on performance conditions and service conditions as described previously under “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentive.” See “Potential Payments Upon Termination or Change in Control—Restricted Stock Agreements” for a description of the terms of the restricted stock triggered upon a termination of the employment of a named executive officer or a change in control of our company.

Restricted Stock Units

The grants of restricted stock units that we made to Mr. Marquez in 2011 vest (i) 50% upon completion of two years of employment, (ii) 25% upon completion of three years of employment and (iii) 25% upon completion of four years of employment with us. See “Potential Payments Upon Termination or Change in Control—Restricted Stock Unit Award Agreement with Manuel Marquez” for a description of the terms of the restricted stock units triggered upon a termination of the employment of Mr. Marquez or a change in control of our company.

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Stock Options

The grants of stock options that we made to Mr. Marquez in 2011 vest (i) 50% upon completion of two years of employment and (ii) 50% upon completion of three years of employment with us. See “Potential Payments Upon Termination or Change in Control—Stock Option Agreement with Manuel Marquez” for a description of the terms of the stock options triggered upon a termination of the employment of Mr. Marquez or a change in control of our company.

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Outstanding Equity Awards at December 31, 2014

The following table sets forth information on outstanding stock option, restricted stock and restricted stock unit awards held by the named executive officers at December 31, 2014, including the number of shares underlying both exercisable and unexercisable portions of each stock option, the exercise price and expiration date of each outstanding option and the market value of shares of restricted stock and restricted stock units that have not vested based on the closing market price for our common stock on December 31, 2014 of $3.09.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options – Exercisable		Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested		Market Value of Shares of Stock That Have Not Vested
Manuel Marquez	400,000	(1)	0	$5.18	5/13/2021	25,000	(2)	$77,250
Stephen A. Nolan	0		0	—	—	100,000	(3)	$309,000
						107,000	(8)	$330,630
Arthur Curcuru	—		—	—	—	12,500	(8)	$38,625
Neil J. Funk	15,000	(5)	0	$13.25	1/18/2015
	5,000	(7)	0	$16.90	2/6/2017	1,020	(4)	$3,152
Latham Williams	12,000	(5)	0	$13.25	1/18/2015
	5,000	(6)	0	$16.00	6/30/2015
	7.500	(7)	0	$16.90	6/30/2015

(1)	The options were granted on May 13, 2011 and vest 50% upon completion of two years of employment and 50% upon completion of three years of employment with us.
(2)	The restricted stock units were granted on May 13, 2011 and vest 50% upon completion of two years of employment, 25% upon completion of three years of employment and 25% upon completion of four years of employment with us.
(3)	Shares of restricted stock were granted on August 7, 2013 and vest 100% on the second anniversary of the grant date.
(4)	Shares of restricted stock were granted on March 1, 2012 and vest based on performance conditions and service conditions. The performance vesting conditions are satisfied as follows:
a.	50% of the shares of restricted stock (the “Take-out Ratio Restricted Stock”) vest on the determination by the Compensation Committee that, for the year ended December 31, 2012, our company achieved a “target” Take-out Ratio (defined as the percentage of the direct, front line costs incurred for the year ended December 31, 2012 divided by the gross margin for the year ended December 31, 2012) of 48%, provided that 80% to 99.9% of the shares of Take-out Ratio Restricted Stock will vest if the Take-out Ratio is between 50% and 48.1% (such vesting percentage determined pro rata for Take-out Ratio achievement within such range), and a number of shares equal to 100.1% to 120% of the Take-out Ratio Restricted Stock will vest (in the case of a number of shares up to 100% of the Take-out Ratio Restricted Stock) or be granted (in the case of shares in excess of 100% of the Take-out Ratio Restricted Stock) if the Take-out Ratio is between 47.9% and 46% (such vesting percentage determined pro rata for Take-out Ratio achievement within such range);
b.	25% of the shares of restricted stock (the “Employee Engagement Restricted Stock”) vest upon the determination by the Compensation Committee that our company achieved for the year ended December 31, 2012 a “target” Employee Engagement Score (defined as the employee engagement score for the year ended December 31, 2012, based on a survey conducted by a consulting firm applying the same methodology as was applied in the employee engagement survey conducted for the year ended December 31, 2011) of 61%; provided that 80% to 99.9% of the shares of Employee Engagement Restricted Stock will vest if the Employee Engagement Score is between 57% and 60.9% (such vesting percentage determined pro rata for Employee Engagement Score achievement within such range), and a number of shares equal to 100.1% to 120% of the Employee Engagement Restricted Stock will vest (in the case of a number of shares up to 100% of the Employee Engagement Restricted Stock) or be granted (in the case of shares in excess of 100% of the Employee Engagement Restricted Stock) if the Employee Engagement Score is between 61.1% and 65% (such vesting percentage determined pro rata for Employee Engagement Score achievement within such range); and
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c.	25% of the shares of restricted stock (the “Cash Efficiency Restricted Stock”) vest upon the determination by the Compensation Committee that our company achieved for the year ended December 31, 2012 a “target” Cash Efficiency Score (defined as (i) cash flow from operations for the year ended December 31, 2012 divided by (ii) gross margin minus selling, general and administrative expenses for the year ended December 31, 2012) of 0.65; provided that 80% to 99.9% of the shares of Cash Efficiency Restricted Stock will vest if the Cash Efficiency Score is between 0.55 and 0.64 (such vesting percentage determined pro rata for Cash Efficiency Score achievement within such range), and a number of shares equal to 100.1% to 120% of the Cash Efficiency Restricted Stock will vest (in the case of a number of shares up to 100% of the Cash Efficiency Restricted Stock) or be granted (in the case of shares in excess of 100% of the Cash Efficiency Restricted Stock) if the Cash Efficiency Score is between 0.66 and 0.75 (such vesting percentage determined pro rata for Cash Efficiency Score achievement within such range).

The executive will forfeit the number of shares of Take-out Ratio Restricted Stock, Employee Engagement Restricted Stock and Cash Efficiency Restricted Stock that do not vest pursuant to paragraphs (a), (b) and (c) above. To the extent the performance vesting conditions set forth in paragraphs (a), (b) and (c) above have been satisfied, the service vesting conditions with respect to the restricted stock are satisfied as follows: (i) 33% of the shares of restricted stock vest on the later of the determination of the satisfaction of the performance vesting conditions or the first anniversary of the grant date, (ii) 33% of the shares of restricted stock vest on the second anniversary of the grant date and (iii) 34% of the shares of restricted stock vest on the third anniversary of the grant date; provided that, in each case, the executive remains employed by our company from the grant date through the date the performance vesting conditions are satisfied, in the case of clause (i), or the applicable anniversary date, in the case of clauses (ii) and (iii).

(5)	The options were granted on January 18, 2005 and vest in four equal installments on the first, second, third and fourth anniversary of the grant date.
(6)	The options were granted on February 15, 2006 and vest in four equal installments on the first, second, third and fourth anniversary of the grant date.
(7)	The options were granted on February 6, 2007 and vest in four equal installments on the first, second, third and fourth anniversary of the grant date.
(8)	Shares of restricted stock were granted on November 17, 2014 and vest based on performance conditions and service conditions The performance vesting conditions with respect to the Restricted Stock shall be satisfied as follows:

a.	50.0% of the shares of Restricted Stock (the “Return on Gross Margin Ratio Restricted Stock”) shall vest on the determination by the Compensation Committee that, for the year ending December 31, 2014, our company achieved a “target” Return on Gross Margin Ratio (defined as the percentage of (i) gross margin minus selling, general and administrative expenses for the year ending December 31, 2014 divided by the (ii) gross margin for the year ending December 31, 2014) of (2.3%), subject to satisfaction of the service vesting conditions; and
b.	50.0% of the shares of Restricted Stock (the “Net Cash Position from Operations Restricted Stock”) shall vest upon the determination by the Committee that our company achieved for the year ending December 31, 2014 “target” Net Cash Position from Operations (defined as our company’s net cash position from operations for the year ending December 31, 2014, excluding any proceeds from divestitures) of $16.0 million; provided that 80.0% to 99.9% of the shares of Net Cash Position from Operations Restricted Stock will vest if the Net Cash Position from Operations is between $15.0 million and $15.999 million (such vesting percentage determined pro rata for Net Cash Position from Operations achievement within such range), and a number of shares equal to 100.1% to 120.0% of the Net Cash Position from Operations Restricted Stock will vest (in the case of a number of shares up to 100.0% of the Net Cash Position from Operations Restricted Stock) or be granted (in the case of shares in excess of 100.0% of the Net Cash Position from Operations Restricted Stock) if the Net Cash Position from Operations is between $16.001 million and $17.0 million (such vesting percentage determined pro rata for Net Cash Position from Operations achievement within such range), subject in each case to satisfaction of the service vesting conditions; and provided further that any such newly granted shares in excess of 100.0% of the Net Cash Position from Operations Restricted Stock shall be deemed Restricted Stock subject to all of the terms and conditions of the restricted stock award agreement.

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The executive shall forfeit the number of shares of Return on Gross Margin Ratio Restricted Stock and Net Cash Position from Operations Restricted Stock that do not vest pursuant to paragraphs (a) and (b) above. To the extent the performance vesting conditions set forth in paragraphs (a) and (b) above, the service vesting conditions with respect to the restricted stock shall be satisfied as follows: (i) 33-1/3% of the shares of restricted stock shall vest on the later of the determination of the satisfaction of the performance vesting conditions or March 1, 2015, (ii) 33-1/3% of the shares of restricted stock shall vest on March 1, 2016, and (iii) 33-1/3% of the shares of restricted stock shall vest on March 1, 2017; provided that, in each case, the executive remains employed by our company from the grant date through the date the performance vesting conditions are satisfied, in the case of clause (i), or the applicable anniversary date, in the cases of clauses (ii) and (iii).

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Option Exercises and Stock Vested

The following table sets forth information regarding each exercise of stock options and vesting of restricted stock that occurred during 2014 for each of our named executive officers on an aggregated basis:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Manuel Marquez	0	$0	25,000	$87,750
Stephen A. Nolan	0	$0	0	$0
Arthur Curcuru	0	$0	0	$0
Neil J. Funk	0	$0	2,765	$17,985
Latham Williams	0	$0	6,290	$34,243	(2)

(1)	Reflects the amount calculated by multiplying the number of shares of restricted stock vested by the market price of our common stock on the vesting date.

(2)	Includes 3,060 shares of restricted stock that became fully vested on December 31, 2014 pursuant to the separation agreement that we entered into with Mr. Williams on November 28, 2014.

Potential Payments Upon Termination or Change in Control

We have entered into agreements and maintain plans that will require us to provide compensation to the named executive officers in the event of a termination of employment or a change in control of our company. The estimated amount of compensation payable to each named executive officer (other than Mr. Williams) in each situation is listed in the tables below, assuming that the termination and/or change in control of our company occurred at December 31, 2014, the last business day of our fiscal year, and that our common stock is valued at $3.09, the closing market price for our common stock on December 31, 2014. Descriptions of the circumstances that would trigger payments or the provision of other benefits to these named executive officers, how such payments and benefits are determined under the circumstances, material conditions and obligations applicable to the receipt of payments or benefits and other material factors regarding such agreements and plans, and other material assumptions that we have made in calculating the estimated compensation, follow these tables.

On November 28, 2014, we entered into a separation and consulting agreement with Mr. Williams, pursuant to which his employment with us ended effective December 31, 2014. The payments and other benefits that we actually paid or are payable by us to Mr. Williams in connection with the cessation of his employment and pursuant to the terms of the separation agreement are described below.

On April 10, 2015, our Board of Directors provided notice to Mr. Marquez that his CEO Employment Agreement (as defined below) would not be renewed. Upon the expiration of the CEO Employment Agreement on May 12, 2015, Mr. Marquez will cease to be Chairman and Chief Executive Officer and, pursuant to our company’s Amended and Restated By-Laws, a director of our company. The CEO Employment Agreement provides that if our company gives notice of non-renewal, it will be treated as a termination without cause. As a result, upon Mr. Marquez’s execution of a release and waiver agreement, Mr. Marquez would be entitled to the compensation and benefits described below applicable to a termination without cause. Mr. Marquez does not agree with this treatment of compensation and benefits under the CEO Agreement.

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We have entered into agreements described below that will require us to provide compensation or other benefits to Messrs. Nolan, Curcuru and Funk in the event of a change in control of our company or a termination of the officer or employee following a change in control of our company. These agreements provide that a change in control of our company will occur if, among other things, individuals who were directors as of the date of the agreement and any new director whose appointment or election was approved or recommended by a vote of at least two-thirds of the directors then in office who were either directors on the date of the agreement or whose appointment or election was previously so approved or recommended (each, a “continuing director”) cease to constitute a majority of our directors. A change in control of our company will occur as of the 2015 annual meeting under these agreements because continuing directors will cease to constitute a majority of our directors. As a result, Messrs. Nolan, Curcuru and Funk would be entitled to the compensation and benefits, including vesting of equity awards, described below applicable to a change in control effective as of the 2015 annual meeting.

Payments and Benefits to Manuel Marquez(1)
	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason

Severance	$0	$624,000	$0	$0	$0	$2,371,200
Health and Dental Insurance	$0	$15,805	$0	$0	$0	$31,610
Advisor Fees	$0	$0	$0	$0	$0	$0
Vesting of Restricted Stock	$0	$0	$77,250	$0	$77,250	$77,250
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$639,805	$77,250	$0	$77,250	$2,480,060

(1)	The amounts shown do not reflect the amount of any tax equalization payment that we would be required to pay to Mr. Marquez if the income taxes Mr. Marquez is required to pay in the United States for the compensation shown in the table exceed the income taxes he would have paid in Spain.

Payments and Benefits to Stephen A. Nolan
	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason

Severance	$0	$450,000	$0	$0	$0	$1,127,250
Health and Dental Insurance	$0	$18,893	$0	$0	$0	$28,340
Advisor Fees	$0	$0	$0	$0	$0	$15,000
Vesting of Restricted Stock	$0	$0	$639,630	$0	$639,630	$639,630
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$468,893	$639,630	$0	$639,630	$1,810,220

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Payments and Benefits to Arthur Curcuru
	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason

Severance	$0	$250,000	$0	$0	$0	$375,000
Health and Dental Insurance	$0	$18,631	$0	$0	$0	$18,631
Advisor Fees	$0	$0	$0	$0	$0	$15,000
Vesting of Restricted Stock	$0	$0	$38,625	$0	$38,625	$38,625
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$268,631	$38,625	$0	$38,625	$447,256

Payments and Benefits to Neil J. Funk
	Termination by Company for Cause or by Executive	Termination by Company Without Cause	Death	Disability	Change in Control	Change in Control and Termination by Company Without Cause or by Executive for Good Reason

Severance	$0	$250,000	$0	$0	$0	$375,000
Health and Dental Insurance	$0	$0	$0	$0	$0	$0
Advisor Fees	$0	$0	$0	$0	$0	$15,000
Vesting of Restricted Stock	$0	$0	$3,152	$0	$3,152	$3,152
Vesting of Stock Options	$0	$0	$0	$0	$0	$0
Total	$0	$250,000	$3,152	$0	$3,152	$393,152

CEO Employment Agreement

We have a CEO Employment Agreement with Manuel Marquez, dated March 7, 2011. Under the CEO Employment Agreement, we have the right to terminate Mr. Marquez’s employment at any time. If we terminate Mr. Marquez’s employment without cause or Mr. Marquez terminates his employment for good reason, then Mr. Marquez will be entitled to receive severance pay in an amount equal to Mr. Marquez’s then-current base salary for a period of twelve months following his separation from service. We will also provide Mr. Marquez with a pro-rata bonus for the year of termination for a termination after December 31, 2013 and health and dental insurance benefits for a period up to the twelve month severance period.

Under the CEO Employment Agreement, after a change in control of our company, if Mr. Marquez’s employment is terminated by us other than by reason of death, disability or cause or by Mr. Marquez for good reason, then we will pay Mr. Marquez a cash termination payment equal to two times his then-current annual base salary and two times his target annual bonus. We will also provide Mr. Marquez health and dental insurance benefits for a period of up to twenty-four months after the termination. Mr. Marquez is not entitled to an excise tax gross-up payment after a change in control of our company. However, if any portion of the severance payments or any other payments under the CEO Employment Agreement or under any other agreement with Mr. Marquez would result in the imposition on him of an excise tax under the Internal Revenue Code, then the total amount of such payments will be delivered either in full (with Mr. Marquez paying the applicable excise tax) or in a reduced amount such that no portion of such payments would be subject to excise tax, whichever results in the receipt of the greatest benefit on an after-tax basis.

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As a condition to entering into the CEO Employment Agreement, Mr. Marquez agreed to keep confidential information of ours confidential and to return such information to us upon termination of employment, not to solicit for one year clients who we provided services during the twelve months preceding the date of his termination and not to solicit or hire for one year any individual we employed on the date of his termination. Mr. Marquez also agreed that, for a period of one year after termination of employment, he will not disparage us.

The CEO Employment Agreement defines the following terms:

•	“Cause” means:

•	the willful failure of Mr. Marquez to perform his duties and obligations in any material respect (other than any failure resulting from illness or disability);

•	acts of dishonesty or willful misconduct by Mr. Marquez with respect to us;

•	conviction of a felony or of a violation of any law involving moral turpitude, dishonesty or fraud, or a pleading of guilty or nolo contendere to such charge;

•	any material breach of the agreement or the Confidentiality, Non-Solicitation and Work Product Assignment Agreement that Mr. Marquez entered into with us; or

•	failure to confirm compliance with our Code of Business Conduct and Ethics after ten days’ written notice requesting confirmation.

•	“Disability” means Mr. Marquez is physically or mentally incapable (excluding infrequent and temporary absences due to ordinary illness) of performing his essential job duties or any substantially similar position of employment by reason of any medically determinable physical or mental impairment for a total of 180 days, whether consecutive or not, during any rolling twelve-month period.

•	“Change in control” means:

•	the consummation of a consolidation, merger, share exchange or reorganization involving us, except for certain transactions that do not result in another person acquiring control of us;

•	our stockholders approve a plan of complete liquidation or dissolution of us or an agreement for the sale of substantially all of our assets, other than sale of substantially all of our assets to an entity at least 75% of the combined voting power of the voting securities of which are owned by our stockholders in substantially the same proportions as their ownership immediately prior to such sale;

•	any person, with certain exceptions, is or becomes the beneficial owner of our securities representing more than 20% of our outstanding shares of common stock or combined voting power of our outstanding voting securities; or

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•	individuals who were directors as of the date of the agreement and any new director whose appointment or election was approved or recommended by a vote of at least two-thirds of the directors then in office who were either directors on the date of agreement or whose appointment or election was previously so approved or recommended cease to constitute a majority of our directors.

•	Other than in connection with a change in control of our company, “good reason” means:

•	any changes in Mr. Marquez’s authority, duties and responsibilities which are materially inconsistent with his duties and responsibilities provided for under the agreement;

•	any material reduction of Mr. Marquez’s salary, aggregate incentive compensation opportunities (excluding any reduction in incentive compensation awards due to the economic performance of our company) or aggregate benefits;

•	any required relocation of Mr. Marquez’s office beyond a 50 mile radius from Manhattan, New York;

•	any failure by us to obtain the assumption of the agreement by a successor to our company in accordance with the agreement; or

•	a material breach of the agreement by us.

•	In connection with a change in control of our company, “good reason” means:

•	any breach of the agreement by us, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that we remedy promptly after receipt of notice thereof given by Mr. Marquez;

•	any reduction in Mr. Marquez’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case, relative to those most favorable to Mr. Marquez in effect at any time during the 180-day period prior to the change in control;

•	a good faith determination by Mr. Marquez that there has been a material adverse change, without Mr. Marquez’s written consent, in Mr. Marquez’s working conditions or status with us relative to the most favorable working conditions or status in effect during the 180-day period prior to the change in control, excluding for this purpose an isolated, insubstantial and inadvertent event not occurring in bad faith that we remedy within ten days after receipt of notice thereof given by Mr. Marquez;

•	the relocation of Mr. Marquez’s principal place of employment to a location more than 50 miles from Mr. Marquez’s principal place of employment on the date 180 days prior to the change in control;

•	we require Mr. Marquez to travel on company business 20% in excess of the average number of days per month Mr. Marquez was required to travel during the 180-day period prior to the change in control; or

•	Mr. Marquez voluntary terminates his employment for any reason during the 30-day period beginning on the first anniversary of the change in control.

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Executive Employment Agreements

We have Executive Employment Agreements with each of our executive officers, including the named executive officers (other than Mr. Marquez, who is covered by the CEO Employment Agreement described previously, and Mr. Williams). If the executive officer dies during the term of the Executive Employment Agreement, if we terminate the executive officer’s employment as a result of the executive officer’s disability or for cause, or if the executive officer voluntarily terminates employment with us other than, in the case of Mr. Nolan, for good reason, then we will have no further obligation to the executive officer or his estate, except to pay base salary earned through the date of death or termination.

If we terminate the executive officer’s employment without cause or do not renew the executive officer’s employment agreement or, in the case of Mr. Nolan, he terminates his employment with us for good reason, then, subject to the executive officer executing our then-current form of general release agreement, the executive officer will be entitled to receive (i) base salary earned through the date of termination, (ii) a severance payment equal to his then-current base salary for a period of twelve months following such termination made in equal installments on our regular pay dates, (iii) our portion of the premiums for providing continued health and dental insurance benefits to the executive officer for twelve months after termination (with only the executive’s portion of such premiums deducted from the executive officer’s severance payment), and (iv) in the case of Mr. Nolan, up to an aggregate amount of $20,000 for outplacement services to be provided to Mr. Nolan for up to six months following such termination. The severance payment, plus accrued interest, will not be paid to the executive officer until six months after the executive officer’s termination, unless the severance payment is less than a certain amount, as prescribed by statute.

After a change in control of our company, if the executive officer’s employment is terminated by us other than by reason of death, disability or for cause or by the executive officer for good reason, then the executive officer, other than Mr. Nolan, is entitled to a lump-sum severance payment equal to the executive officer’s annual base salary immediately prior to termination, and the executive officer’s target annual bonus under our Senior Management Bonus Plan for the year in which the termination occurs, plus health and dental insurance benefits for a period of up to twelve months after termination. For Mr. Nolan, after a change in control of our company, if his employment is terminated by us other than by reason of death, disability or for cause or by Mr. Nolan for good reason, then Mr. Nolan is entitled to a lump-sum severance payment equal to 1.5 times his annual base salary immediately prior to termination and 1.5 times his target annual bonus under our Senior Management Bonus Plan for the year in which the termination occurs, plus health and dental insurance benefits for a period of up to eighteen months after termination and up to an aggregate amount of $20,000 for outplacement services to be provided to Mr. Nolan for up to six months following such termination. The Executive Employment Agreements provide that, upon a termination of employment after a change in control of our company, if any portion of the executive’s termination payment would constitute an “excess parachute payment” then the termination payment made to the executive shall either be delivered in full or delivered in the greatest amount such that no portion of the termination payment would be subject to the excise tax, whichever results in the receipt by the executive of the greatest benefit on an after-tax basis. The Executive Employment Agreements do not provide for an excise tax gross-up payment.

The amounts set forth in the tables above for the named executive officers who have an Executive Employment Agreement assume that:

•	health and dental insurance benefits will continue for twelve months (eighteen months for Mr. Nolan pursuant to his employment agreement) after termination at the current cost per year for each executive officer;

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•	for purposes of determining whether any excise tax is triggered, we would be able to overcome any presumption that restricted stock grants in 2014 were made in contemplation of a change in control pursuant to regulations issued under the Internal Revenue Code; and

•	legal and accounting advisor fees are the maximum possible under the Executive Employment Agreements.

As a condition to entering into the Executive Employment Agreement, each executive officer agreed to keep confidential information of ours confidential and to return such information to us upon termination of employment, to not solicit for one year clients who we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed on the date of the executive officer’s termination. Each executive officer also agreed that, after termination of employment, the executive officer will not disparage us.

The Executive Employment Agreements define the following terms:

•	“Cause” means (other than under the Executive Employment Agreement with Mr. Nolan):

•	the willful or negligent failure of the executive to perform the executive’s duties and obligations in any material respect, which failure is not cured within 15 days after receipt of written notice of such failure;

•	acts of dishonesty or willful misconduct by the executive with respect to us;

•	conviction of a felony or violation of any law involving moral turpitude, dishonesty, disloyalty or fraud, or a pleading of guilty or nolo contendere to such charge;

•	repeated refusal to perform the reasonable and legal instructions of the executive’s supervisors;

•	any material breach of the agreement or the Confidentiality, Non-Solicitation and Work Product Assignment Agreement that the executive entered into with us; or

•	failure to confirm compliance with our Code of Business Conduct and Ethics after ten days’ written notice requesting confirmation.

•	Under Mr. Nolan’s Executive Employment Agreement, “Cause” means:

•	the willful failure of the executive to perform the executive’s duties and obligations in any material respect, which failure is not cured within 30 days after receipt of written notice of such failure;

•	intentional acts of dishonesty or willful misconduct by the executive with respect to us;

•	conviction of a felony or violation of any law involving dishonesty, disloyalty or fraud, or a pleading of guilty or nolo contendere to such charge;

•	repeated refusal to perform the reasonable and legal instructions of the executive’s supervisors;

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•	any material breach of the agreement or the Confidentiality, Non-Solicitation and Work Product Assignment Agreement that the executive entered into with us;

•	failure to confirm compliance with our Code of Business Conduct and Ethics after ten days’ written notice requesting confirmation; or

•	any violation of the terms, including any non-competition, non-disclosure, non-solicitation or confidentiality provisions, of any written or oral agreement, arrangement or understanding to which the executive is a party or by which the executive is bound, other than his agreements with our company.

•	“Change in control” generally has the same meaning as set forth previously under “CEO Employment Agreement.”

•	“Disability” means the executive is unable to perform the executive’s essential job duties and responsibilities due to mental or physical disability for a total of twelve weeks, whether consecutive or not, during any rolling twelve-month period.

•	“Good reason” means (other than under the Executive Employment Agreement with Mr. Nolan):

•	any breach of the Executive Employment Agreement by us, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that we remedy promptly after receipt of notice;

•	any reduction in the executive’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case, relative to those most favorable to the executive in effect during the 180-day period prior to a change in control;

•	the removal of the executive from, or failure to reelect or reappoint the executive to, any of the positions held with us on the date of a change in control or any other positions to which the executive is thereafter elected or appointed;

•	a good faith determination by the executive that there has been a material adverse change in the executive’s working conditions or status with us relative to the most favorable working conditions or status during the 180-day period prior to a change in control;

•	the relocation of the executive’s principal place of employment to a location more than 50 miles from the executive’s principal place of employment on the date 180 days prior to a change in control; or

•	we require the executive to travel on our business 20% in excess of the average number of days per month the executive was required to travel during the 180-day period prior to the change in control.

•	Under Mr. Nolan’s Executive Employment Agreement, “Good reason” means:

•	any material breach of the Executive Employment Agreement by us, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith that we remedy promptly after receipt of notice;

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•	any material reduction in the executive’s base salary, percentage of base salary available as incentive compensation or bonus opportunity or benefits, in each case, relative to those most favorable to the executive in effect during the one-year period prior to a change in control;

•	the removal of the executive from, or failure to reelect or reappoint the executive to, any of the positions held with us on the date of a change in control or any other positions to which the executive is thereafter elected or appointed when such removal or failure constitutes a material diminution of the executive’s authority, duties, or responsibilities;

•	a material adverse change, without the executive’s written consent, in the executive’s working conditions or authority, duties, or responsibilities with the us relative to the most favorable working conditions or authority, duties, or responsibilities in effect during the one year period prior to the change in control;

•	the relocation of the executive’s principal place of employment to a location more than 50 miles from the executive’s principal place of employment on the date one year prior to a change in control; or

•	we require the executive to travel on our business 20% in excess of the average number of days per month the executive was required to travel during the one-year period prior to the change in control.

Restricted Stock Agreements

When we make grants of restricted stock to our executive officers, including the named executive officers, we enter into Restricted Stock Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our company.

If an executive officer’s employment or service with us is terminated for any reason other than death, then the shares of restricted stock that have not yet become fully vested will automatically be forfeited, except, in the case of awards of restricted stock under the 2009 Incentive Stock and Awards Plan, if for awards granted prior to February 21, 2012, an executive officer immediately becomes a non-employee director, then such executive officer will not be considered to have terminated employment until his or her service as a director has ceased.

If the executive officer’s employment terminates by reason of the executive officer’s death, then (i) for awards of restricted stock granted on February 24, 2009, the shares of restricted stock that have not yet become fully vested as a result of an anniversary date not having been reached will automatically become fully vested and the restrictions imposed upon the restricted stock will immediately lapse, but only if and to the extent that the applicable share price target with respect to such anniversary date shall have been achieved on or prior to the date of such termination of employment, and (ii) for awards of restricted stock granted on or after February 17, 2010, the shares of restricted stock that have not yet become fully vested as a result of a service vesting condition not being satisfied will automatically become fully vested and the restrictions imposed upon the restricted stock will immediately lapse, but only if and to the extent that the performance vesting conditions shall have been achieved on or prior to the date of such termination of employment. Effective upon a change in control of our company, if the executive is employed by us or an affiliate of ours immediately prior to the date of such change in control, the shares of restricted stock will fully vest and the restrictions imposed upon the restricted stock will be immediately deemed to have lapsed.

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The amounts set forth in the tables above include the value attributable to unvested restricted stock held by our named executive officers (other than Mr. Marquez and Mr. Williams) valued at the closing market price of our common stock on December 31, 2014.

As a condition to the grant of the restricted stock, the Restricted Stock Agreements provide that the executive officer will agree to keep confidential information of ours confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination. “Change in control” in the Restricted Stock Agreements has the same meaning set forth previously under “CEO Employment Agreement.”

Stock Option Agreements

When we make grants of options to our executive officers, including the named executive officers, we enter into Stock Option Agreements with such executive officers that contain provisions that are triggered upon a termination of an executive officer or a change in control of our company.

If we terminate the executive officer’s employment for cause, then any option held by the executive officer will immediately terminate and cease to be exercisable. If an executive officer ceases to be employed by us for any reason other than death or for cause, then that portion of the option which is exercisable on the date of the executive officer’s termination of employment will remain exercisable for a period of six months after such date and the remaining portion of the option will automatically expire on such date. If the executive officer’s employment terminates by reason of the executive officer’s death, then the option will become fully vested and will remain exercisable by the executive officer’s beneficiary for a period of one year after the date of the executive officer’s death. Effective upon a change in control of our company, the option will fully vest and will immediately become exercisable, except if our stockholders will receive capital stock of another corporation in connection with a change in control of our company and our Board of Directors determines that the option will be converted into an option to purchase shares of such capital stock. The amounts set forth in the tables above include the value attributable to unvested stock options held by our named executive officers (other than Mr. Marquez) valued at the amount by which the closing market price of our common stock on December 31, 2014 exceeded the exercise price of the unvested options.

As a condition to the grant of the option, the Stock Option Agreements provide that the executive officer will agree to keep confidential information of ours confidential during and after employment and to return such information to us upon termination of employment, not to solicit for one year clients to whom we provided services during the twelve months preceding the date of the executive officer’s termination and not to solicit or hire for one year any individual we employed as of the date of the executive officer’s termination. “Cause” and “change in control” in the Stock Option Agreements have the same meanings set forth previously under “CEO Employment Agreement.”

Restricted Stock Unit Award Agreement with Manuel Marquez

We have a Restricted Stock Unit Award Agreement with Manuel Marquez. Under the Restricted Stock Unit Award Agreement, if Mr. Marquez’s employment is terminated by us for cause or by Mr. Marquez other than for good reason or disability, then the units that have not yet become fully vested will be forfeited. If we terminate Mr. Marquez’s employment for any reason other than cause, if Mr. Marquez terminates his employment for good reason, or if Mr. Marquez’s employment terminates by reason of disability, then a pro-rata portion of the units will vest based on the date of termination in relation to the grant date and the remaining units will be forfeited. If Mr. Marquez’s employment terminates by reason of death, then the units will become fully vested. After a change in control of our company, if Mr. Marquez’s employment is terminated by us other than by reason of death, disability or for cause or by Mr. Marquez for good reason, then, upon such termination, all units that have not yet become fully vested will fully vest. “Cause”, “good reason”, “disability” and “change in control” in the Restricted Stock Unit Award Agreement have the same meanings set forth previously under “CEO Employment Agreement.”

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The amount set forth in the table above includes the value attributable to unvested restricted stock units held by Mr. Marquez valued at the closing market price of our common stock on December 31, 2014.

Stock Option Agreement with Manuel Marquez

We have a Stock Option Agreement with Manuel Marquez. Under the Stock Option Agreement, if Mr. Marquez’s employment is terminated by us for cause, then the option, whether or not otherwise exercisable, will immediately terminate and cease to be exercisable. If we terminate Mr. Marquez’s employment for any reason other than cause, if Mr. Marquez terminates his employment for good reason, or if Mr. Marquez’s employment terminates by reason of disability, then a pro-rata portion of the options will become vested and exercisable based on the date of termination in relation to the grant date. If Mr. Marquez terminates his employment with us other than for good reason or disability, then any options not vested and exercisable on the date of such termination will immediately terminate. If Mr. Marquez’s employment terminates by reason of death, then the options will become fully vested. After a change in control of our company, if Mr. Marquez’s employment is terminated by us other than by reason of death, disability or for cause or by Mr. Marquez for good reason, then all options that have not yet become fully vested will fully vest and become immediately exercisable. “Cause”, “good reason”, “disability” and “change in control” in the Stock Option Agreement have the same meanings set forth previously under “CEO Employment Agreement.”

The amount set forth in the table above includes the value attributable to unvested stock options held by Mr. Marquez valued at the amount by which the closing market price of our common stock on December 31, 2014 exceeded the exercise price of the unvested options.

Separation and Consulting Agreement with Latham Williams

On November 28, 2014, we entered into a separation and consulting agreement with Mr. Williams pursuant to which his employment with our company ended effective December 31, 2014. Under the agreement, Mr. Williams is entitled to (i) a severance benefit of $300,000 payable in equal semi-monthly installments for a period of 12 months after the termination of his employment; (ii) the value of all of Mr. Williams’ earned, but unused, vacation days through December 31, 2014, which is equal to $20,635; and (iii) a bonus for 2014 as provided in our Senior Management Bonus Plan for 2014. Also pursuant to the agreement, 3,060 of the non-vested shares of restricted stock of our company that we previously granted to Mr. Williams scheduled to vest based on the achievement of certain performance and service conditions, became fully vested as of December 31, 2014. The value of such non-vested shares of restricted stock held by Mr. Williams, determined based on the closing market price for our common stock on December 31, 2014 of $3.09, is $9,455.40. The agreement also provides that we will continue to pay our portion of Mr. Williams’ group medical and dental insurance premium during the 18-month period following December 31, 2014, provided that Mr. Williams pays his portion of the group medical and dental insurance premium in the form of a deduction from his severance benefit. We estimate that the value of our portion of the premiums is equal to $16,561. Also pursuant to the agreement, we will pay up to an aggregate of $5,000 for legal or tax advisory services to be provided to Mr. Williams for up to twelve months following December 31, 2014. Also pursuant to the agreement, Mr. Williams agreed to serve in a consulting capacity to our company as its Corporate Secretary from January 1, 2015 through December 31, 2015 for a total consulting fee of $100,000. In connection with his entry into the agreement, Mr. Williams (a) provided us and our subsidiaries a general liability release and agreed to not solicit certain of our or our subsidiaries’ current or prospective clients or any individual employed by us or any of our subsidiaries on December 31, 2014, in each case, for a period of 12 months following the termination of his employment; and (b) agreed to keep confidential and proprietary business information of ours and our subsidiaries confidential and to return such information to us upon the termination of his employment.

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COMPENSATION POLICIES AND PRACTICES AND RISK

We monitor and assess periodically our enterprise risks, including risks from our compensation policies and practices for our employees. Based on our periodic assessments, we believe that risks arising from our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on our company.

Our compensation policies and practices also do not encourage the taking of excessive or inappropriate risks for several reasons, including:

•	salaries are generally targeted at median market levels for comparable companies;

•	cash bonuses are capped, except in extremely rare cases, and are determined using objective and subjective criteria;

•	equity awards have service, and usually performance, vesting requirements;

•	we have stock ownership guidelines for our executive officers; and

•	we offer only customary benefits, such as health care and a defined contribution plan.

We believe these compensation policies and practices provide an appropriate balance between short-term and long-term incentives, encourage our employees to produce superior results for our company without having to take excessive or inappropriate risks to do so, and continue to serve the best interests our company and stockholders.

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PROPOSAL 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required by Section 14A of the Securities Exchange Act of 1934 to provide our stockholders with an advisory vote to approve the compensation of our named executive officers. This proposal, commonly known as “Say-on-Pay,” asks our stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement.

We have established comprehensive compensation programs for our executive officers, including our named executive officers, and the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement disclose information regarding the compensation of our named executive officers. Stockholders should reference and consider the information in these sections when evaluating our approach to compensating our named executive officers.

Our Board of Directors, the Compensation Committee of our Board of Directors, the Chief Corporate Services Officer and the Compensation Committee’s independent compensation consultant, when appropriate, monitor executive compensation programs and adopt changes, when appropriate, to our compensation programs to reflect the competitive market in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation.

The objectives of our executive compensation programs are to attract and retain the talented individuals needed to achieve long-term success and to motivate them to achieve goals designed to enhance long-term stockholder value. With these objectives in mind, the Compensation Committee has taken the following compensation actions.

•	Targeting total cash compensation, which is comprised of base salary plus annual incentive (cash bonus), at median market levels for comparable companies:

•	Targeting base salaries at median market levels for comparable companies, and

•	Designing annual cash incentives to provide awards above median market levels for comparable companies only for above median market performance.

•	Linking the vesting of restricted stock awards to our financial performance and our employee engagement survey results through the Take-out Ratio, Employee Engagement and Cash Efficiency targets as described above under “Compensation Discussion and Analysis – Elements of Compensation – Long-Term Incentives.”

•	Limiting the perquisites that we make available to our named executive officers, who are entitled to few benefits that are not otherwise available to our employees. The aggregate amount of such perquisites for each named executive officer in any year reflected under “Executive Compensation – Summary Compensation Table” has not exceeded $10,000, other than for Mr. Marquez generally pursuant to his CEO Employment Agreement.

•	Requiring named executive officers to maintain certain stock ownership levels through the establishment of stock ownership guidelines.

•	Maintaining a CEO Employment Agreement and Executive Employment Agreements that do not provide for an excise tax gross-up.

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The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executive officers with the interests of our stockholders and to require our executive officers to own a significant amount of our common stock. Please refer to the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this proxy statement for a detailed discussion of our company’s executive compensation practices and philosophy and the actual compensation provided to our named executive officers.

The vote on the compensation of our named executive officers is advisory and not binding on us, our Board of Directors or the Compensation Committee. The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. Consequently, broker non-votes will have no effect on approval of the resolution, but abstentions will act as a vote against approval of the resolution. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the approval of the compensation of our named executive officers as disclosed in this proxy statement; provided that, if you hold your shares of our common stock through a broker-dealer, bank nominee, custodian or other securities intermediary, the intermediary will not vote those shares for the compensation of our named executive officers unless you give the intermediary specific voting instructions on a timely basis directing the intermediary to vote in such manner. Although the outcome of this advisory vote on the compensation of our named executive officers is non-binding, our Board of Directors and the Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Our Board of Directors recommends that you vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement.

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AUDIT COMMITTEE REPORT

The primary purpose of the Audit Committee is to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee’s function is more fully described in its written charter, which our Board of Directors has adopted and which the Audit Committee reviews on an annual basis. Our Board of Directors annually reviews the independence of the Audit Committee members under standards of independence for audit committee members established by the Nasdaq Global Select Market and the Securities and Exchange Commission. Our Board of Directors has determined that each member of the Audit Committee is independent under those standards.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm, KPMG LLP, was responsible for performing an independent audit of the consolidated financial statements and effectiveness of internal control over financial reporting for the fiscal year ended December 31, 2014. KPMG LLP was also responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles and the effectiveness of internal control over financial reporting.

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2014 and management’s assessment of internal control over financial reporting as of December 31, 2014, with our management and has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16 of the Public Company Accounting Oversight Board, Communications With Audit Committees, and Rule 2-07 of Securities and Exchange Commission Regulation S-X. In addition, KPMG LLP has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee has discussed with KPMG LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to our Board of Directors that the audited financial statements and management’s report on its assessment of internal control over financial reporting be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Hudson Global, Inc.
AUDIT COMMITTEE

Richard J. Stolz, Chairman
Jeffrey E. Eberwein
David G. Offensend

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PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee has appointed KPMG LLP as our independent registered public accounting firm to audit our financial statements and management’s assessment of internal controls over financial reporting for the fiscal year ending December 31, 2015. Our Board of Directors is seeking stockholder ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2015. KPMG LLP has served as our independent registered public accounting firm since March 2008.

Representatives of KPMG LLP will be available to answer appropriate questions from stockholders at the annual meeting and will be free to make statements, if they desire to do so, during the meeting.

Fees Paid to Our Independent Registered Public Accounting Firm

The following table presents fees billed for professional audit services rendered by KPMG LLP for the audit of our annual financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and fees billed for other services rendered by KPMG LLP during those periods.

	2014	2013
Audit fees(1)	$2,162,570	$2,020,703
Audit-related fees(2)	46,000	23,268
Tax fees(3)	0	0
All other fees(4)	0	0
Total fees	$2,208,570	$2,043,971

(1)	Audit fees consist of the aggregate fees billed for professional services rendered by KPMG LLP for the audit and review of financial statements and services provided in connection with statutory and regulatory filings (domestic and international) and the audit of management’s assessment of internal control over financial reporting.

(2)	Audit-related fees consist of the aggregate fees billed for professional services rendered by KPMG LLP for employee benefit plan audits, certain due diligence services and accounting consultation.

(3)	None.

(4)	None.

The Audit Committee has concluded that the provision of the non-audit services listed above was compatible with maintaining the independence of KPMG LLP, and all such services were approved by the Audit Committee.

The Audit Committee has established a policy regarding pre-approval of the audit and non-audit services performed by the independent registered public accounting firm. The Audit Committee will not approve any service that will impair the independence of the independent registered public accounting firm. The pre-approval policy requires each audit service and each non-audit service in excess of $50,000 performed by the independent registered public accounting firm to receive the specific prior approval of the entire Audit Committee. The Chairman of the Audit Committee has authority to approve any non-audit service equal to or less than $50,000, and any subsequent fee adjustments which, in the aggregate for each non-audit service, are equal to or less than $15,000. Only if the cost of any audit or non-audit service exceeds by the greater of ten percent or $5,000 the amount previously approved by the Audit Committee or the Chairman of the Audit Committee must the Audit Committee or the Chairman of the Audit Committee give prior approval for the additional cost. The Chairman of the Audit Committee reports any approvals pursuant to such authority to the Audit Committee at its next scheduled meeting. The Audit Committee’s pre-approval policies do not permit the delegation of the Audit Committee’s pre-approval responsibilities to management. The independent registered public accounting firm must provide the Audit Committee or the Chairman of the Audit Committee with a description of each specific audit or non-audit service to be rendered and detailed documentation for any fee increase requests.

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Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required for the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year 2015. Consequently, broker non-votes will have no effect on the ratification of the appointment, but abstentions will act as a vote against ratification of the appointment. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the ratification of the appointment. If the appointment is not ratified by a majority of the votes cast, the adverse vote will be considered as an indication to the Audit Committee that it should consider selecting another independent registered public accounting firm for the following fiscal year. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it believes that such a change would be in our best interest.

Our Board of Directors recommends that you vote “FOR” the ratification of the appointment of KPMG LLP as independent registered public accounting firm to audit our financial statements and management’s assessment of internal controls over financial reporting for our fiscal year 2015.

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PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ACCELERATE THE DECLASSIFICATION OF OUR BOARD OF DIRECTORS AND PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS

General

We are asking you to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to accelerate the declassification of our Board of Directors. Our Board believes that accelerating the declassification of our Board is advisable and in the best interests of our stockholders. Our Board has unanimously approved the proposed amendment, and recommends that our stockholders adopt and approve the proposed amendment.

Prior to our 2014 annual meeting of stockholders, our Amended and Restated Certificate of Incorporation provided for the division of our Board into three classes, with members of each class serving a three-year term. The classification of our Board resulted in staggered elections, with a different class of directors standing for election every third year. At our 2014 annual meeting of stockholders, our stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to provide for the declassification of our Board, which was to be phased in commencing with our 2015 annual meeting of stockholders and would have resulted in our Board being fully declassified (and all Board members standing for annual elections) commencing with our 2017 annual meeting of stockholders.

Our Board regularly reviews our corporate governance policies and practices. As part of this continuing review, our Board considered accelerating the declassification of our Board to provide for the annual election of directors commencing with our 2016 annual meeting of stockholders. In considering whether accelerating the declassification of our Board was advisable, our Board considered our stockholders’ overwhelming support for declassifying our Board at our 2014 annual meeting of stockholders, as well as the advantages and disadvantages of maintaining a classified Board for an additional year, and determined that accelerating the declassification of our Board would be in the best interests of our company and our stockholders.

If the proposed amendment is adopted and approved by our stockholders, then our Board will be fully declassified (and all Board members will stand for annual elections) commencing with our 2016 annual meeting of stockholders.

The table below summarizes the implementation of the accelerated declassification of our Board pursuant to the proposed amendment:

Annual Meeting Year	Length of Term for Directors Elected	Year That Term Would Expire

2013	Three Years	2016
2014	Two Years	2016
2015	One Year	2016
2016 and thereafter	Annual Election	One year later

In addition, under our Amended and Restated Certificate of Incorporation, until our 2017 annual meeting of stockholders, our directors are removable only “for cause” by the affirmative vote of the holders of 70% of the outstanding shares of our company entitled to vote at an election of directors, and our stockholders are precluded from removing any director from office without cause. If the proposed amendment to accelerate the declassification of our Board is approved, then our Amended and Restated Certificate of Incorporation would be amended to provide that (i) until our 2016 annual meeting of stockholders, a director may be removed by our stockholders only “for cause” and (ii) following our 2016 annual meeting of stockholders (at which point our Board will be fully declassified), as required by Delaware law, a director may be removed by our stockholders, with or without cause, by the affirmative vote of the holders of a majority of the shares of our company entitled to vote at an election of directors.

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The foregoing description of the proposed amendment is a summary and is qualified by and subject to the full text of the proposed amendment, which is attached to this proxy statement as Appendix A. Additions of text to our Amended and Restated Certificate of Incorporation contained in Appendix A are indicated by underlining and deletions of text are indicated by strike-outs.

If the proposed amendment is adopted and approved by our stockholders, our Board will amend and restate our Amended and Restated Certificate of Incorporation to reflect the revisions set forth in Appendix A, and we will file the resulting Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware shortly after the annual meeting. If the proposed amendment is not adopted and approved by our stockholders, our Board will be fully declassified commencing with our 2017 annual meeting of stockholders, as is currently provided in our Amended and Restated Certificate of Incorporation.

Vote Required

The affirmative vote of the holders of at least 70% of the shares outstanding on the record date is required for approval of the proposed amendment to accelerate the declassification of our Board. Both broker non-votes and abstentions will act as a vote against the amendment. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the amendment.

Our Board of Directors recommends that you vote “FOR” the adoption and approval of the amendment to accelerate the declassification of our Board.

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PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE ALL STOCKHOLDER SUPERMAJORITY VOTING REQUIREMENTS

General

We are asking you to adopt and approve amendments to our Amended and Restated Certificate of Incorporation to eliminate provisions that require more than simple majority stockholder approval to effect any corporate action. Our Board believes that eliminating all stockholder supermajority voting requirements from our Amended and Restated Certificate of Incorporation is advisable and in the best interests of our stockholders. Our Board has unanimously approved the proposed amendments, and recommends that our stockholders adopt and approve the proposed amendments.

Our Amended and Restated Certificate of Incorporation currently requires the affirmative vote of the holders of at least 70% of the voting power of our company’s outstanding capital stock entitled to vote at an election of directors to (i) remove a director from office prior to the expiration of his or her term, (ii) amend our By-Laws by stockholder vote and (ii) amend certain provisions of our Amended and Restated Certificate of Incorporation. As part of its continuing review of our corporate governance policies and practices, our Board considered eliminating all stockholder supermajority voting requirements from our Amended and Restated Certificate of Incorporation. In considering whether the proposed amendments were advisable, our Board evaluated the advantages and disadvantages of maintaining the stockholder supermajority voting requirements, and determined that eliminating such requirements would be in the best interests of our company and our stockholders.

Our stockholders’ approval and adoption of the proposed amendments would result in the ability of holders of a majority of the voting power of our company’s outstanding capital stock entitled to vote at an election of directors to (i) remove a director from office prior to the expiration of his or her term, (ii) amend our By-Laws by stockholder vote and (ii) amend certain provisions of our Amended and Restated Certificate of Incorporation.

The foregoing description of the proposed amendments is a summary and is qualified by and subject to the full text of the proposed amendments, which is attached to this proxy statement as Appendix B. In Appendix B, text additions to our Amended and Restated Certificate of Incorporation are indicated by underlining and text deletions are indicated by strike-outs.

If the proposed amendments are adopted and approved by our stockholders, our Board will amend our Amended and Restated Certificate of Incorporation to reflect the revisions set forth in Appendix  B, and we will file the resulting Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware shortly after the annual meeting. If the proposed amendments are not adopted and approved by our stockholders, the stockholder supermajority voting requirements currently contained in our Amended and Restated Certificate of Incorporation will remain in place.

Vote Required

The affirmative vote of the holders of at least 70% of the shares outstanding on the record date is required for approval of the proposed amendments to eliminate stockholder supermajority voting requirements. Both broker non-votes and abstentions will act as a vote against the amendments. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the amendments.

Our Board of Directors recommends that you vote “FOR” the adoption and approval of the amendments to eliminate stockholder supermajority voting requirements.

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PROPOSAL 6: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW HOLDERS OF AT LEAST 30% OF OUR OUTSTANDING CAPITAL STOCK TO REQUEST A SPECIAL MEETING OF STOCKHOLDERS

General

We are asking you to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to allow holders of at least 30% of the voting power of our company’s outstanding capital stock to request that our Chairman of the Board or Chief Executive Officer call a special meeting of stockholders. This right would be subject to the procedural requirements for calling a special meeting of stockholders set forth in our By-Laws. Our Board believes that granting stockholders the power to request a special meeting, subject to the requirements set forth in our By-Laws, is advisable and in the best interests of our stockholders. Our Board has unanimously approved the proposed amendment, and recommends that our stockholders adopt and approve the proposed amendment.

Our Amended and Restated Certificate of Incorporation currently provides that a special meeting of stockholders may be called only by (i) our Chairman of the Board, (ii) our Chief Executive Officer or (iii) our Board of Directors pursuant to a resolution approved by a majority of the entire Board. As part of its continuing review of our corporate governance policies and practices, our Board considered granting stockholders the power to request a special meeting. In considering whether approving the proposed amendment was advisable, our Board evaluated the advantages and disadvantages of granting stockholders the power to request a special meeting, and determined that doing so would be in the best interests of our company and our stockholders.

Our Board believes that establishing an ownership threshold of 30% to request a special meeting strikes a reasonable balance between enhancing stockholder rights and protecting against the risk that a small minority of stockholders could trigger a special meeting and the resulting extraordinary financial and administrative expense to our company of holding a special meeting. We will continue to maintain our existing governance mechanisms that afford management and our Board the ability to respond to proposals and concerns of all stockholders, regardless of the level of share ownership.

If adopted and approved by our stockholders, the proposed amendment would require our Chairman of the Board or Chief Executive Officer to call a special meeting of our stockholders upon the written request of the holders of at least 30% of the voting power of our company’s outstanding capital stock entitled to vote on any issue proposed to be considered at the special meeting that complies with the procedural requirements for calling a special meeting of stockholders set forth in our By-Laws.

The foregoing description of the proposed amendment to our Amended and Restated Certificate of Incorporation is a summary and is qualified by and subject to the full text of the proposed amendment, which is attached to this proxy statement as Appendix C. In Appendix C, text additions to our Amended and Restated Certificate of Incorporation are indicated by underlining and text deletions are indicated by strike-outs.

If the proposed amendment is adopted and approved by our stockholders, our Board will amend our Amended and Restated Certificate of Incorporation Certificate to reflect the revisions set forth in Appendix C, and we will file the resulting Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware shortly after the annual meeting. If the proposed amendment is not adopted and approved by our stockholders, our stockholders will continue to have no right to request a special meeting of stockholders.

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Our Board has approved, subject to our stockholders’ approval of the amendment to our Amended and Restated Certificate of Incorporation set forth in this Proposal 6, amendments to our By-Laws to implement the proposed right of our stockholders to request a special meeting. The amendments to our By-Laws include, among other things, (i) the manner in which the record date is to be set to determine our stockholders entitled to request a special meeting, (ii) information required to be provided to our corporate secretary by stockholders requesting a special meeting and (iii) the manner in which stockholders may revoke a special meeting request. The amendments to our By-Laws also specify when a special meeting requested by stockholders will not be held, including when (i) the request does not comply with the procedures for calling a special meeting of stockholders set forth in our By-Laws, (ii) the request relates to an item of business that is not a proper subject for stockholder action under applicable law, (iii) the request relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (which we refer to as a “similar item”) for which a record date for a special meeting called by stockholders was previously fixed and such demand is delivered between the time beginning on the 61st day after such previous record date and ending on the one-year anniversary of such previous record date, (iv) a similar item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 90th day after our corporate secretary receives such request, (v) a similar item has been presented at the most recent annual meeting or at any special meeting held within the one-year period prior to the receipt by our corporate secretary of such request or (vi) the request is not accompanied by an agreement by the requesting stockholder or stockholders to reimburse our company for the costs incurred in connection with the special meeting.

The foregoing description of the amendments to our By-Laws is a summary and is qualified by and subject to the full text of the amendments, which is attached to this proxy statement as Appendix D. In Appendix D, text additions to our By-Laws are indicated by underlining and text deletions are indicated by strike-outs. The amendments to our By-Laws do not require any stockholder action. If our stockholders do not approve the amendment to our Amended and Restated Certificate of Incorporation set forth in this Proposal 6, then the amendments to our By-Laws will not take effect.

Vote Required

The affirmative vote of the holders of at least 70% of the shares outstanding on the record date is required for approval of the proposed amendment to grant stockholders the power to request a special meeting. Both broker non-votes and abstentions will act as a vote against the proposed amendment. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the proposed amendment.

Our Board of Directors recommends that you vote “FOR” the adoption and approval of the amendment to grant stockholders the power to request a special meeting.

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Proposal 7: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER ACTION BY WRITTEN CONSENT

General

We are asking you to adopt and approve an amendment to our Amended and Restated Certificate of Incorporation to allow stockholders to take action without a meeting by written consent, subject to the same approval thresholds that would be required to take the same action at a meeting of stockholders. This right would be subject to certain procedural requirements for stockholder action by written consent set forth in our By-Laws. Our Board believes that permitting stockholder action by written consent is advisable and in the best interests of our stockholders. Our Board has unanimously approved the proposed amendment, and recommends that our stockholders adopt and approve the proposed amendment.

Our Amended and Restated Certificate of Incorporation currently allows stockholders to act only at a duly called annual or special meeting and does not permit stockholders to act by written consent. As part of its continuing review of our corporate governance policies and practices, our Board considered granting stockholders the power to act by written consent. In considering whether approving the proposed amendment was advisable, our Board evaluated the advantages and disadvantages of granting stockholders the power to act by written consent, and determined that doing so would be in the best interests of our company and our stockholders.

If the proposed amendment is adopted and approved by our stockholders, then, subject to the procedural requirements contained in our By-Laws, any action required or permitted to be taken at any meeting of stockholders could be taken by written consent of stockholders having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The foregoing description of the proposed amendment to our Amended and Restated Certificate of Incorporation is a summary and is qualified by and subject to the full text of the proposed amendment, which is attached to this proxy statement as Appendix E. In Appendix E, text additions to our Amended and Restated Certificate of Incorporation are indicated by underlining and text deletions are indicated by strike-outs.

If the proposed amendment is adopted and approved by our stockholders, our Board will amend our Amended and Restated Certificate of Incorporation Certificate to reflect the revisions set forth in Appendix E, and we will file the resulting Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware shortly after the annual meeting. If the proposed amendment is not adopted and approved by our stockholders, our stockholders will continue to have no right to act by written consent.

Our Board has approved, subject to our stockholders’ approval of the amendment to our Amended and Restated Certificate of Incorporation set forth in this Proposal 7, amendments to our By-Laws to set forth the procedural requirements with which stockholders must comply to act by written consent. Such procedural requirements include, but are not limited to, (i) a requirement that stockholders seeking to act by written consent request that our Board set a record date for determining stockholders eligible to act by written consent, (ii) a requirement that stockholders seeking to act by written consent agree to pay the costs incurred by our company in connection with the action by written consent, (iii) the manner in which stockholders may revoke a request to act by written consent and (iv) a requirement that stockholders seeking to act by written consent provide certain information to our corporate secretary relating to the action by written consent, including a description of the corporate action desired to be taken.

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The foregoing description of the amendments to our By-Laws is a summary and is qualified by and subject to the full text of the amendments, which is attached to this proxy statement as Appendix F. In Appendix F, text additions to our By-Laws are indicated by underlining and text deletions are indicated by strike-outs. The amendments to our By-Laws do not require any stockholder action. If our stockholders do not approve the amendment to our Amended and Restated Certificate of Incorporation set forth in this Proposal 7, then the amendments to our By-Laws will not take effect.

Vote Required

The affirmative vote of the holders of at least 70% of the shares outstanding on the record date is required for approval of the proposed amendment to permit stockholder action by written consent. Both broker non-votes and abstentions will act as a vote against the amendment. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the amendment.

Our Board of Directors recommends that you vote “FOR” the adoption and approval of the amendment to permit stockholder action by written consent.

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Background to Proposals 8 and 9

Our company has significant deferred tax assets, which we may be able to use to offset future taxable income. At December 31, 2014, our company had U.S. federal income tax net operating losses (“NOLs”) of approximately $305,000,000.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an ownership change will occur when the percentage of our ownership (by value) by one or more “5-percent shareholders” (as defined in the Code) has increased by more than 50% over the lowest percentage owned by such stockholders at any time during the prior three years (calculated on a rolling basis). An entity that experiences an ownership change generally will be subject to an annual limitation on its pre-ownership change tax losses and credit carryforwards equal to the equity value of the entity immediately before the ownership change, multiplied by the long-term, tax-exempt rate posted monthly by the Internal Revenue Service (“IRS”) (subject to certain adjustments). The annual limitation would be increased each year to the extent that there is an unused limitation in a prior year. The limitation on our ability to utilize our NOLs arising from an ownership change under Section 382 would depend on the value of our equity at the time of any ownership change.

For the purpose of determining whether there has been an ownership change, the change in ownership as a result of purchases by 5-percent shareholders will be aggregated with certain changes in ownership that occurred over the three-year period ending on the date of such purchases. If our company were to experience an ownership change, it is possible that a significant portion of our NOLs would expire before we would be able to use them to offset future taxable income.

After careful consideration, our Board believes the most effective way to continue to preserve the benefits of our NOLs for long-term stockholder value is to (i) amend our Amended and Restated Certificate of Incorporation to generally prohibit transfers of our capital stock that could result in an ownership change (we refer to this amendment as the “NOL Protective Amendment”) and (ii) amend and restate our stockholder rights agreement to deter stockholders from effecting transfers of our capital stock that could result in an ownership change. The NOL Protective Amendment is described below under Proposal 8, and its full terms are attached to this proxy statement as Appendix G.

Our Board adopted a rights agreement on February 2, 2005, pursuant to which our Board declared a dividend of one preferred share purchase right for each outstanding share of common stock, payable to our stockholders of record as of the close of business on February 28, 2005. On January 15, 2015, our Board approved an amendment and restatement of the 2005 rights agreement by adopting an Amended and Restated Rights Agreement (the “Rights Agreement”). The Rights Agreement is described below under Proposal 9, and its full terms are attached to this proxy statement as Appendix H.

Our Board urges stockholders to carefully read Proposal 8 and Proposal 9, the items discussed below under the heading “Certain Considerations Related to the NOL Protective Amendment and the Rights Agreement” and the full terms of the NOL Protective Amendment and the Rights Agreement.

It is important to note that neither measure offers a complete solution and an ownership change may occur even if the NOL Protective Amendment is adopted and the Rights Agreement is approved. There are limitations on the enforceability of the NOL Protective Amendment against stockholders who do not vote to adopt it that may allow an ownership change to occur, and the Rights Agreement may deter, but ultimately cannot block, transfers of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, our Board believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Accordingly, our Board recommends that stockholders adopt and approve the NOL Protective Amendment and approve the Rights Agreement.

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PROPOSAL 8: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION designed to protect the tax benefits of our net operating losses

For the reasons discussed above under “Background to Proposals 8 and 9,” we are asking you to adopt and approve the NOL Protective Amendment to help prevent certain transfers of our common stock that could result in an ownership change under Section 382 and, therefore, significantly impair the value of our NOLs. Our Board believes it is advisable and in the best interests of our stockholders to adopt the NOL Protective Amendment to help protect our NOLs. Our Board has unanimously approved the NOL Protective Amendment, and recommends that our stockholders adopt and approve the NOL Protective Amendment.

The purpose of the NOL Protective Amendment is to protect the long-term value to our company of our accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of our common stock that is treated as being owned by a holder of 4.99% or more of our common stock. In addition, the NOL Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases.

The following description of the NOL Protective Amendment is a summary and is qualified by and subject to the full text of the NOL Protective Amendment, which is attached to this proxy statement as Appendix G. In Appendix G, text additions to our Amended and Restated Certificate of Incorporation are indicated by underlining.

Description of NOL Protective Amendment

Prohibited Transfers. The NOL Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our common stock that result from the transfer of interests in other entities that own our common stock) if the effect would be to:

•	increase the direct or indirect ownership of our common stock by any Person (as defined below) from less than 4.99% to 4.99% or more of our common stock; or

•	increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.99% or more of our common stock.

“Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares of our common stock within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and includes any successor (by merger or otherwise) of any such entity or group.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.99% threshold discussed above, or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.99% stockholder under the NOL Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, and our actual knowledge of the ownership of our common stock. The NOL Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.

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These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers. Upon adoption of the NOL Protective Amendment, any direct or indirect transfer attempted in violation of the NOL Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the NOL Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such shares, or in the case of options, receiving shares in respect of their exercise. In this proxy statement, we refer to our common stock purportedly acquired in violation of the NOL Protective Amendment as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the NOL Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be transferred first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be transferred to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the NOL Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer that does not involve a transfer of our “securities” within the meaning of Delaware law but that would cause any stockholder of 4.99% or more of our common stock to violate the NOL Protective Amendment, the following procedures will apply in lieu of those described above. In such case, such stockholder and/or any person whose ownership of our securities is attributed to such stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the NOL Protective Amendment, and such securities will be treated as excess stock to be disposed of through an agent designated by our Board under the provisions summarized above, with the maximum amount payable to such stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

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Public Groups; Modification and Waiver of Transfer Restrictions. In order to facilitate sales by stockholders into the market, the NOL Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group.

In addition, our Board will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions if it determines that the transfer is in our and our stockholders’ best interests. If our Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, our Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the NOL Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by our Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If our Board decides to grant a waiver, it may impose conditions on such waiver on the acquirer or selling party.

In the event of a change in law, our Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.99%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that our Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the Securities and Exchange Commission or such other notice method as our corporate secretary shall deem appropriate.

Our Board may establish, modify, amend or rescind bylaws, regulations and procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.

Implementation and Expiration of the NOL Protective Amendment

If the NOL Protective Amendment is adopted and approved by our stockholders, our Board will amend our Amended and Restated Certificate of Incorporation to reflect the revisions set forth in Appendix G, and we will file the resulting Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware shortly after the annual meeting, whereupon the NOL Protective Amendment will become effective. If the NOL Protective Amendment is not adopted and approved by our stockholders, the NOL Protective Amendment will not become effective. We intend to enforce the restrictions in the NOL Protective Amendment immediately thereafter to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the NOL Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.

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The NOL Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the NOL Protective Amendment with the Secretary of State of the State of Delaware, (ii) our Board’s determination that the NOL Protective Amendment is no longer necessary for the preservation of our NOLs because of the repeal of Section 382 or any successor statute, (iii) the beginning of a taxable year to which our Board determines that none of our NOLs may be carried forward and (iv) such date as our Board otherwise determines in accordance with the NOL Protective Amendment. Our Board may also accelerate the expiration date of the NOL Protective Amendment in the event of a change in the law if our Board has determined that the continuation of the restrictions contained in the NOL Protective Amendment is no longer reasonably necessary for the preservation of our NOLs or such action is otherwise reasonably necessary or advisable.

Effectiveness and Enforceability

Although the NOL Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the NOL Protective Amendment is adopted given that:

•	Our Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

•	A court could find that part or all of the NOL Protective Amendment is not enforceable, either in general or as applied to a particular stockholder or fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of shares that were voted in favor of this proposal if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to disclose such restrictions to persons holding our common stock in uncertificated form, and to cause any shares of our common stock issued in certificated form to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a stockholder is subject to the NOL Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the NOL Protective Amendment that are proposed to be transferred were voted in favor of the NOL Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the NOL Protective Amendment, unless a stockholder establishes that it did not vote in favor of the NOL Protective Amendment. Nonetheless, a court could find that the NOL Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

•	Despite the adoption of the NOL Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the NOL Protective Amendment is made effective. However, our Board has adopted the Rights Agreement, which is intended to act as a deterrent to any person acquiring more than 4.99% of our common stock and endangering our ability to use our NOLs.

As a result of these and other factors, the NOL Protective Amendment is intended to reduce, but does not eliminate, the risk that we will undergo an ownership change that would limit our ability to utilize our NOLs.

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Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

•	Each stockholder who owns less than 5% of our common stock is generally (but not always) aggregated with other such stockholders and treated as a single “5-percent shareholder” for purposes of Section 382. Transactions in the public markets among such stockholders are generally (but not always) excluded from the Section 382 calculation.

•	There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent shareholders.” Stock ownership is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

•	Acquisitions by a person that cause the person to become a Section 382 “5-percent shareholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

•	Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

•	Our redemption or buyback of our common stock will increase the ownership of any Section 382 “5-percent shareholders” (including groups of stockholders who are not individually 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent shareholder,” resulting in a 5% (or more) change in ownership.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required for approval of the NOL Protective Amendment. Both broker non-votes and abstentions will act as a vote against the NOL Protective Amendment. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the NOL Protective Amendment.

Our Board of Directors recommends that you vote “FOR” the adoption and approval of the NOL Protective Amendment.

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PROPOSAL 9: Approval of an amendment and restatement of our Rights Agreement designed to protect the tax benefits of our net operating lossES

The Rights Agreement

On January 15, 2015, our Board approved an amendment and restatement of our 2005 stockholder rights agreement by adopting the Rights Agreement. The Rights Agreement is intended to protect stockholder value by attempting to preserve our ability to use our NOLs to reduce our future income tax liability by deterring any person from acquiring shares of our common stock if the acquisition would result in a stockholder owning 4.99% or more of our then-outstanding shares of common stock. Our Board believes it is advisable and in the best interests of our stockholders to approve the Rights Agreement. Our Board has unanimously approved the Rights Agreement, and recommends that our stockholders approve the Rights Agreement.

The following description of the Rights Agreement is a summary and is qualified by and subject to the full text of the Rights Agreement, which is attached to this proxy statement as Appendix H.

Description of the Rights Agreement

The Rights Agreement is intended to act as a deterrent to any person or group acquiring 4.99% or more of our outstanding common stock without the approval of our Board. Stockholders who owned 4.99% or more of our common stock as of the close of business on February 2, 2005 generally will not trigger the Rights Agreement so long as they do not acquire any additional shares of our common stock. Our Board may, in its sole discretion, exempt any person or group from being deemed an acquiring person for purposes of the Rights Agreement with respect to which it receives, at its request, a report from our advisors to the effect that such exemption would not create a significant risk of material adverse tax consequences to our company, or our Board otherwise determines such exemption is in the best interests of our company.

The Rights. In connection with its adoption of the original rights agreement, our Board declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of our common stock, payable to our stockholders of record as of the close of business on February 28, 2005. Each Right entitles the registered holder to purchase from our company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.001 per share (“Preferred Shares”), of our company at a price of $8.50 per one one-hundredth of a Preferred Share, subject to adjustment as provided in the Rights Agreement (the “Purchase Price”). Until a Right is exercised as described below, the holder thereof, as such, does not have any rights as a stockholder of our company, including, without limitation, the right to vote or to receive dividends.

Exercisability. The Rights will not be exercisable until the earlier of (i) ten days following a public announcement, or our Board concluding, that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) by, subject to certain exceptions, acquiring beneficial ownership of 4.99% or more of the outstanding shares of our common stock as described below, or (ii) ten business days (or such later date as may be determined by our Board prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person.

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The date on which the Rights become exercisable is referred to in the Rights Agreement as the “Distribution Date.” Until that date, the certificates for shares of our common stock will also evidence the Rights, and any transfer of shares of our common stock will constitute a transfer of Rights. After that date, the Rights will separate from shares of our common stock and be evidenced by book entry credits or by Rights certificates that our company will mail to all eligible holders of shares of our common stock. Any Rights held by an Acquiring Person are void and may not be exercised.

Acquiring Person. An “Acquiring Person” is any person that becomes, by itself or together with its affiliates and associates, a beneficial owner of 4.99% or more of the shares of our common stock then outstanding, but will not include (i) our company, its subsidiaries and certain benefit plans of our company and its subsidiaries, (ii) any of certain “grandfathered” persons (Grandfathered Persons) that would otherwise be Acquiring Persons as of the effective time of the Rights Agreement and that continue to qualify for this status by not acquiring additional shares of our common stock or (iii) any person who or which our Board determines, in its sole discretion, has inadvertently become a beneficial owner of 4.99% or more of the shares of our common stock then outstanding (or has inadvertently failed to continue to qualify as a Grandfathered Person), provided that such person or its affiliates and associates promptly divest sufficient shares of our common stock so that the percentage stock ownership of such person and its affiliates and associates is less than 4.99% of shares of our common stock then outstanding (or, in the case of any person who or which has inadvertently failed to continue to qualify as a Grandfathered Person, the shares of our common stock that caused such person to so fail to qualify as a Grandfathered Person). In addition, our Board, in its sole discretion, may (a) prior to the consummation of a transaction that would result in a person becoming an Acquiring Person, upon the request of such person, determine that such person’s consummation of the transaction will not result in such person becoming an Acquiring Person and (b) following the consummation of a transaction that results in a person becoming an Acquiring Person, upon the request of such person or on its own accord, determine that such person is not an Acquiring Person as a result of such transaction.

Preferred Shares. Preferred Shares purchasable upon the exercise of Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of our common stock. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per share of our common stock. Each Preferred Share will have 100 votes, voting together with shares of our common stock. Finally, in the event of any merger, consolidation or other transaction in which shares of our common stock are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per share of our common stock. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Shares’ dividend, voting and liquidation rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one share of our common stock.

Flip-In. Upon any person or group becoming an Acquiring Person, each holder of a Right, other than the Acquiring Person, will have the right to receive, upon exercise of such Right, that number of shares of our common stock having a market value equal to the then current Purchase Price divided by 50% of the market closing price of a share of our common stock on the trading day immediately preceding the date on which such Right is exercised. In certain circumstances, the holder of a Right may receive upon exercise, in lieu of shares of our common stock, cash, property or other securities of our company or a reduction in the Purchase Price.

Redemption. Our Board may redeem the Rights for $.001 per Right at any time before any person or group becomes an Acquiring Person. If our Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of a holder of Rights, as such, will be to receive the redemption price of $.001 per Right. The redemption price will be adjusted if our company effects a stock split or pays a dividend in the form of shares of our common stock.

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Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding shares of our common stock, our Board may extinguish the Rights by exchanging one share of our common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person.

Anti-Dilution Provisions. Our Board may adjust the Purchase Price, the number of Preferred Shares or shares of our common stock issuable upon exercise of a Right and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or shares of our common stock. No adjustments to the Purchase Price of less than 1% will be made. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). In lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Amendments. The terms of the Rights Agreement may be amended by our Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, our Board generally may not amend the Rights Agreement in any way that adversely affects holders of the Rights.

Expiration of the Rights Agreement

The Rights will expire on the earliest of (i) the date of our 2015 annual meeting of stockholders if our stockholders do not approve the Rights Agreement at the 2015 annual meeting, (ii) January 15, 2018, (iii) the time at which the Rights are redeemed as described above, (iv) the time at which the Rights are exchanged as described above, (v) the repeal of Section 382 if our Board determines that the Rights Agreement is no longer necessary for the preservation of our NOLs and (vi) the beginning of a taxable year of our company to which our Board determines that none of our NOLs may be carried forward.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the annual meeting (assuming a quorum is present) is required for approval of the Rights Agreement. Both broker non-votes and abstentions will act as a vote against the Rights Agreement. Shares of common stock represented by executed, but unmarked, proxies will be voted in favor of the Rights Agreement.

Our Board of Directors recommends that you vote “FOR” the approval of the Rights Agreement.

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CERTAIN CONSIDERATIONS RELATED TO THE NOL PROTECTIVE AMENDMENT AND THE RIGHTS agreement

Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background of Proposals 8 and 9” is advisable and in the best interests of our stockholders. However, we cannot eliminate the possibility that an ownership change will occur even if the NOL Protective Amendment and the Rights Agreement are approved. Please consider the items discussed below when voting on Proposals 8 and 9.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we have experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs, even if the NOL Protective Amendment and the Rights Agreement are in place.

Continued Risk of Ownership Change

Although the NOL Protective Amendment and the Rights Agreement are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the NOL Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all of our stockholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal 8.

Potential Effects on Liquidity

The NOL Protective Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such shares. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the NOL Protective Amendment upon actions taken by persons related to, or affiliated with, such stockholder. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our common stock approaches the restricted levels.

Potential Impact on Value

If the NOL Protective Amendment is adopted, our Board intends to include a legend reflecting the transfer restrictions included in the NOL Protective Amendment on certificates representing newly issued or transferred shares of our common stock, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not choose to purchase our common stock, the NOL Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs. The Rights Agreement could have a similar effect if investors object to holding our common stock subject to the terms of the Rights Agreement.

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Potential Anti-Takeover Impact

The reason our Board approved the NOL Protective Amendment and the Rights Agreement is to protect the significant potential long-term tax benefits presented by our NOLs. The NOL Protective Amendment and the Rights Agreement are not intended to prevent a takeover of our company. However, the NOL Protective Amendment, if approved by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the approval of our Board. Similarly, the Rights Agreement could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the NOL Protective Amendment, if approved by our stockholders, and the Rights Agreement may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.

Effect of the NOL Protective Amendment If You Vote For It and Already Directly or Indirectly Own More Than 4.99% of our Common Stock

If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to a public group. Shares acquired in any such transaction will be subject to the NOL Protective Amendment’s transfer restrictions.

Effect of the NOL Protective Amendment If You Vote For It and Directly or Indirectly Own Less Than 4.99% of our Common Stock

The NOL Protective Amendment will apply to you, but so long as you own less than 4.99% of our common stock, you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.

Effect of the NOL Protective Amendment If You Vote Against It

Delaware law provides that the transfer restrictions of the NOL Protective Amendment with respect to shares of our common stock issued prior to the effectiveness of the NOL Protective Amendment will apply with respect to (i) stockholders with respect to shares that were voted in favor of adopting the NOL Protective Amendment and (ii) purported transferees of such shares if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to disclose such restrictions to persons holding our common stock in uncertificated form, and to cause shares of our common stock to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares. Therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. For the purpose of determining whether a stockholder is subject to the NOL Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the NOL Protective Amendment that are proposed to be transferred were voted in favor of the NOL Protective Amendment unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the NOL Protective Amendment, unless a stockholder can establish that it did not vote in favor of the NOL Protective Amendment. Nonetheless, a court could find that the NOL Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports concerning their ownership of our equity securities with the Securities and Exchange Commission. Based solely on a review of the copies of such forms furnished to us and on written representations that no Form 5 was required to be filed, we believe that, during the fiscal year ended December 31, 2014, all of our directors and executive officers timely complied with the Section 16(a) filing requirements.

OTHER MATTERS

Stockholder Proposals

Proposals which our stockholders intend to present at, and wish to have included in our proxy statement for, the 2016 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be delivered to our Corporate Secretary at our New York office located at 1325 Avenue of the Americas, 12th Floor, New York, New York 10019 by January 7, 2016. In addition, a stockholder who intends to present business, including nominating persons for election as directors, other than pursuant to Rule 14a-8 at the 2015 annual meeting must comply with the requirements set forth in our By-Laws. Among other things, to bring business before an annual meeting, a stockholder must give written notice of such business, complying with our By-Laws, to our Corporate Secretary not less than 45 days and not more than 75 days prior to the first anniversary of the date on which we first mailed proxy materials for the preceding year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under our By-Laws, if we do not receive notice of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals stockholders intend to present at the 2016 annual meeting, but do not intend to include in our proxy statement for such meeting) on or after February 21, 2016 and on or prior to March 22, 2016, then the notice will be considered untimely and we will not be required to present the proposal at the 2016 annual meeting. If our Board of Directors chooses to present the proposal at the 2016 annual meeting, then the persons named in proxies solicited by our Board of Directors for the 2016 annual meeting may exercise discretionary voting power with respect to such proposal.

Proxy Solicitation

We will pay all costs that we incur in connection with the solicitation of proxies for the annual meeting. In addition to soliciting proxies by mail, certain of our officers and other employees may solicit proxies personally, by telephone or by electronic communication. We will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold our common stock. We have retained Georgeson Shareholder Communications to aid in the solicitation at an estimated cost of $11,000 plus reimbursable out-of-pocket expenses.

Stockholders Sharing the Same Address

Pursuant to the rules of the Securities and Exchange Commission, services that deliver our communications to stockholders that hold their shares through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of our annual report to stockholders and proxy statement, unless we have received contrary instructions from one or more of the stockholders. Upon written or oral request, we will promptly deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders sharing an address who are currently receiving multiple copies of the annual report to stockholders and/or proxy statement may also request delivery of a single copy upon oral or written request. Stockholders may notify us of their requests by writing Latham Williams, Corporate Secretary, Hudson Global, Inc., 1325 Avenue of the Americas, 12th Floor, New York, New York 10019 or calling (212) 351-7300.

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By Order of the Board of Directors
HUDSON GLOBAL, INC.

Latham Williams
Corporate Secretary

New York, New York
May 6, 2015

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APPENDIX A

Amendment to Amended and Restated Certificate of Incorporation to Accelerate the Declassification of the Board of Directors and Provide for the Annual Election of Directors

Sections 3 and 5 of Article V of the Amended and Restated Certificate of Incorporation of Hudson Global, Inc. are hereby amended and restated in their entirety to read as follows:

(3)         Board of Directors.

(a)          Subject to Section 3(b) of this Article V, the board of directors shall be divided into three classes, designated Class I, Class II and Class III. The term of the initial Class I directors shall terminate on the date of the 2004 annual meeting of stockholders; the term of the initial Class II directors shall terminate on the date of the 2005 annual meeting of stockholders; and the term of the initial Class III directors shall terminate on the date of the 2006 annual meeting of stockholders. Subject to the following sentence, at each succeeding annual meeting of stockholders beginning in 2004, successors to the class of directors whose term expires at that annual meeting of stockholders shall be elected for a three-year term. At each annual meeting of stockholders commencing with the annual meeting held in 2014, directors elected to succeed those directors whose terms then expire shall be elected at such meeting to hold office for a term expiring at the ~~third~~ second annual meeting of stockholders following the annual meeting of stockholders held in 2014. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire board of directors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. As used in this Amended and Restated Certificate of Incorporation, the term “entire board of directors” means the total number of directors which the Corporation would have if there were no vacancies.

(b)          Commencing with the ~~third~~ second annual meeting of stockholders following the annual meeting of stockholders held in 2014, the classification of the board of directors set forth in Section 3(a) of this Article V shall cease. At the ~~third~~ second annual meeting of stockholders following the annual meeting of stockholders held in 2014 and at each annual meeting of stockholders thereafter, each nominee for director shall stand for election to a term expiring at the next annual meeting of stockholders.

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(5)         Vacancies; Removal. Subject to the rights of the holders of any series of Preferred Stock, any vacancy on the board of directors that results from an increase in the number of directors may be filled by a majority of the board of directors then in office, provided that a quorum is present, and any other vacancy occurring on the board of directors may be filled by a majority of the board of directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office (a) prior to the ~~third~~ second annual meeting of stockholders following the ~~effectiveness of the Amended and Restated Certificate of Incorporation that declassifies the board of directors,~~ annual meeting of stockholders held in 2014, only for cause and only by the affirmative vote of the holders of at least seventy percent (70%) of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors and (b) after the ~~third~~ second annual meeting of stockholders following the ~~effectiveness of the Amended and Restated Certificate of Incorporation that declassifies the board of directors,~~ annual meeting of stockholders held in 2014, by the affirmative vote of the holders of a majority of the shares entitled to vote in an election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article V unless expressly provided by such terms.

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Appendix B

Amendment to Amended and Restated Certificate of Incorporation to Eliminate All Stockholder Supermajority Voting Requirements

Section 5 of Article V of the Amended and Restated Certificate of Incorporation of Hudson Global, Inc. is hereby amended and restated in its entirety to read as follows:

(5)         Vacancies; Removal. Subject to the rights of the holders of any series of Preferred Stock, any vacancy on the board of directors that results from an increase in the number of directors may be filled by a majority of the board of directors then in office, provided that a quorum is present, and any other vacancy occurring on the board of directors may be filled by a majority of the board of directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his or her predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office (a) prior to the third annual meeting of stockholders following the effectiveness of the Amended and Restated Certificate of Incorporation that declassifies the board of directors, only for cause and only by the affirmative vote of the holders of at least ~~seventy percent (70%)~~ a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors and (b) after the third annual meeting of stockholders following the effectiveness of the Amended and Restated Certificate of Incorporation that declassifies the board of directors, by the affirmative vote of the holders of a majority of the shares entitled to vote in an election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article V unless expressly provided by such terms.

Article VII of the Amended and Restated Certificate of Incorporation of Hudson Global, Inc. is hereby amended and restated in its entirety to read as follows:

ARTICLE VII
AMENDMENT OF BY-LAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to adopt, amend, restate, alter or repeal the by-laws of the Corporation. The affirmative vote of at least a majority of the entire board of directors shall be required to adopt, amend, restate, alter or repeal the Corporation’s by-laws. The Corporation’s by-laws also may be adopted, amended, restated, altered or repealed by the affirmative vote of the holders of at least ~~seventy percent (70%)~~ a majority of the voting power of the ~~shares~~ Corporation’s then outstanding capital stock entitled to vote at an election of directors.

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Article XI of the Amended and Restated Certificate of Incorporation of Hudson Global, Inc. is hereby amended and restated in its entirety to read as follows:

ARTICLE XI
AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, restate, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or thereafter prescribed in this Amended and Restated Certificate of Incorporation, the Corporation’s by-laws or the GCL, and all rights herein conferred upon stockholders are granted subject to such reservation~~; provided, however, that, notwithstanding any other provision of this Amended Restated Certificate of Incorporation ( and in addition to any other vote that may be required by law), the affirmative vote of the holders of at least seventy percent (70%) of the voting power of the shares entitled to vote at an election of directors shall be required to amend, restate, alter change or repeal, or to adopt any provision as part of this Amended and Restated Certificate of Incorporation inconsistent with the purpose and intent of Articles V, VII and IX of this Amended and Restated Certificate of Incorporation or this Article XI~~.

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Appendix C

Amendment to Amended and Restated Certificate of Incorporation to Allow Holders of at Least 30% of the Outstanding Capital Stock to Request a Special Meeting of Stockholders

The first paragraph of Article IX of the Amended and Restated Certificate of Incorporation of Hudson Global, Inc. is hereby amended and restated in its entirety to read as follows:

Unless otherwise required by law, special meetings of stockholders, for any purpose or purposes, may be called by ~~either~~ (i) the chairman of the board of directors, (ii) the chief executive officer or (iii) the board of directors pursuant to resolution approved by a majority of the entire board of directors. The ~~ability of the stockholders to call a special meeting is hereby specifically denied~~ chairman of the board of directors or the chief executive officer shall call a special meeting upon the written request of the holders of at least thirty percent (30%) of the voting power of the Corporation’s then outstanding capital stock entitled to vote on any issue proposed to be considered at the special meeting that complies with the procedures for calling a special meeting of stockholders set forth in the by-laws of the Corporation.

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Appendix D

Amendment to Amended and Restated By-Laws Relating to Allow Holders of at Least 30% of the Outstanding Capital Stock to Request a Special Meeting of Stockholders

The following text shall be inserted between Section 1 and Section 2 of Article II of the Amended and Restated By-laws of Hudson Global, Inc.:

ANNUAL MEETINGS OF STOCKHOLDERS

Section 6 through Section 16 of Article II of the Amended and Restated By-laws of Hudson Global, Inc. are hereby amended and restated in their entirety to read as follows:

SPECIAL MEETINGS OF STOCKHOLDERS

Section 6.          Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called by (a) the chairman of the board, (b) the chief executive officer ~~or the chairman of the board and shall be called by~~, or (c) the board of directors pursuant to resolution approved by a majority of the entire board of directors. The chairman of the board or the chief executive officer~~, the chairman of the board or the secretary at the request in writing of a majority of the entire board of directors. Such request shall state the purpose or purposes of the proposed meeting.~~ shall call a special meeting upon the demand, in accordance with this Section 6, of the holders of at least 30% of the voting power of the Corporation’s then outstanding capital stock entitled to vote on any issue proposed to be considered at the special meeting. Notwithstanding anything in these by-laws to the contrary, none of the chairman of the board, the chief executive officer or the board of directors shall be required to call a special meeting of the stockholders, except in accordance with this Section 6.

To enable the Corporation to determine the stockholders entitled to demand a special meeting, the board of directors may fix a record date to determine the stockholders entitled to make such a demand (the “Demand Record Date”). The Demand Record Date shall not precede the date on which the board of directors adopts the resolution fixing the Demand Record Date and shall not be more than ten days after the date on which the resolution fixing the Demand Record Date is adopted by the board of directors. Any stockholder or stockholders of record who are seeking to have stockholders demand a special meeting shall, by sending written notice to the secretary of the Corporation, request the board of directors to fix a Demand Record Date. The board of directors shall promptly, but in all events within ten days after the date on which a valid request to fix a Demand Record Date is received by the secretary, adopt a resolution fixing the Demand Record Date and shall make a public announcement of such Demand Record Date. If no Demand Record Date has been fixed by the board of directors within ten days after the date on which such request is received by the secretary, then the Demand Record Date shall be the 10th day after the first date on which a valid written request to set a Demand Record Date is received by the secretary. To be valid, such written request shall set forth the specific purpose or purposes for which the special meeting is to be held, shall be signed by one or more stockholders of record and by the beneficial owner or owners, if any, on whose behalf the request is made, shall bear the date of signature of each such stockholder and any such beneficial owner and shall set forth all information described in clauses (a) – (g) of the third paragraph of this Section 6.

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For a stockholder or stockholders to demand a special meeting, a written demand or demands for a special meeting by the holders of at least 30% of the voting power of the Corporation’s then outstanding capital stock entitled to vote on any issue proposed to be considered at the special meeting, calculated as if the Demand Record Date were the record date for the special meeting, must be sent to and received by the secretary of the Corporation within 60 days after the Demand Record Date. To be valid, each such written demand by a stockholder for a special meeting shall set forth the specific purpose or purposes for which the special meeting is to be held (which purpose or purposes shall be limited to the specific purpose or purposes set forth in the written request to set a Demand Record Date received by the secretary of the Corporation pursuant to the second paragraph of this Section 6), shall be signed by one or more stockholders of record and by the beneficial owner or owners, if any, on whose behalf the demand is made, shall bear the date of signature of each such stockholder and any such beneficial owner and shall set forth: (a) the name and address of each such stockholder, as they appear on the Corporation’s books, and of any such beneficial owner; (b) the class and number of shares of the Corporation that are owned beneficially and of record by each such stockholder and any such beneficial owner; (c) a representation that each such stockholder is a holder of record of shares of the Corporation entitled to vote under the certificate of incorporation at the special meeting of stockholders that is the subject of the demand; (d) the reasons of each such stockholder and any such beneficial owner for proposing the corporate action desired to be authorized or taken at the special meeting; (e) any material interest in such corporate action of each such stockholder and any such beneficial owner; (f) a description of all agreements, arrangements or understandings between each such stockholder and any such beneficial owner and any other Person or Persons (naming such Person or Persons) in connection with such corporate action; and (g) any other information relating to each such stockholder and any such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, the secretary of the Corporation shall not accept, and shall consider ineffective, a written demand from a stockholder to call a special meeting (i) that does not comply in all respects with this Section 6, (ii) that relates to an item of business to be transacted at such meeting that is not a proper subject for stockholder action under applicable law, (iii) that includes an item of business to be transacted at such meeting that did not appear in the written request to set a Demand Record Date for such meeting received by the secretary of the Corporation pursuant to the second paragraph of this Section 6, (iv) that relates to an item of business (other than the election of directors) that is identical or substantially similar to an item of business (a “Similar Item”) for which a Demand Record Date was previously fixed and such demand is delivered between the time beginning on the 61st day after such previous Demand Record Date and ending on the one-year anniversary of such previous Demand Record Date, (v) if a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 90th day after the secretary receives such demand or (vi) if a Similar Item has been presented at the most recent annual meeting or at any special meeting held within the one-year period prior to receipt by the secretary of such demand.

A stockholder may revoke a demand for a special meeting by written revocation delivered to the secretary of the Corporation at any time prior to the special meeting. If any such revocation(s) are received by the secretary after the secretary’s receipt of written demands from the holders of at least 30% of the voting power of the Corporation’s then outstanding capital stock entitled to vote on any issue proposed to be considered at the special meeting and, as a result of such revocation(s), there no longer are unrevoked demands from the holders of at least 30% of the voting power of the Corporation’s then outstanding capital stock entitled to vote on any issue proposed to be considered at the special meeting, then the board of directors shall have the discretion to determine whether or not to proceed with the special meeting.

The Corporation shall not be required to call a special meeting upon stockholder demand unless, in addition to the satisfaction of the requirements and conditions set forth in the third and fourth paragraphs of this Section 6, the secretary of the Corporation receives a written agreement, which may require furnishing of a bond, signed by each Soliciting Stockholder (as defined below) pursuant to which each Soliciting Stockholder, jointly and severally, agrees to pay the Corporation’s costs of holding the special meeting, including the costs of preparing and mailing proxy materials for the Corporation’s own solicitation. For purposes of these by-laws, the following terms shall have the respective meanings set forth below:

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(a)          “Affiliate” of any Person (as defined below) shall mean any Person controlling, controlled by or under common control with such first Person.

(b)          “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(c)          “Participant” shall have the meaning assigned to such term in paragraphs (a)(iii), (iv), (v) and (vi) of Instruction 3 to Item 4 of Schedule 14A of the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d)          “Person” shall mean any individual, firm, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity.

(e)          “Proxy” shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act (and, in such Rule 14a-1, a consent or authorization shall be interpreted to include signature on a demand for purposes of construing all the definitions in this Section 6).

(f)          “Solicitation” shall have the meaning assigned to such term in Rule 14a-1 promulgated under the Exchange Act.

(g)          “Soliciting Stockholder” shall mean, with respect to any special meeting demanded by a stockholder or stockholders, each of the following Persons: (i) if the number of stockholders signing the demand or demands for a special meeting delivered to the secretary of the Corporation pursuant to the third paragraph of this Section 6 is ten or fewer, each Person signing any such demand; or (ii) if the number of stockholders signing the demand or demands for a special meeting delivered to the secretary of the Corporation pursuant to the third paragraph of this Section 6 is more than ten, each Person who (A) was a Participant in any Solicitation of such demand or demands or (B) at the time of the delivery to the secretary of the Corporation of the documents described in third paragraph of this Section 6, had engaged or intends to engage in any Solicitation of Proxies for use at such special meeting (other than a Solicitation of Proxies on behalf of the Corporation).

A “Soliciting Stockholder” shall also mean each Affiliate of a Soliciting Stockholder described in clause (i) or (ii) above who is a member of such Soliciting Stockholder’s “group” for purposes of Rule 13d-5(b) promulgated under the Exchange Act, and any other Affiliate of such a Soliciting Stockholder, if a majority of the directors then in office determines, reasonably and in good faith, that such Affiliate should be required to sign the written notice described in the third paragraph of this Section 6 and/or the written agreement described in the fifth paragraph of this Section 6 to prevent the purposes of this Section 6 from being evaded.

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Except as provided in the following sentence, any special meeting shall be held at such date and hour as may be designated by whichever of the board of directors, the chairman of the board or the chief executive officer shall have called such meeting. In the case of any special meeting called by the chairman of the board or the chief executive officer upon the demand of stockholders (a “Demand Special Meeting”), such meeting shall be held at such date and hour as may be designated by the board of directors; provided, however, that the date of any Demand Special Meeting shall be not more than 60 days after the record date for the meeting; and provided further that, in the event that the directors then in office fail to designate a date and hour for a Demand Special Meeting within ten days after the date that valid written demands for such meeting by the holders of at least 30% of the voting power of the Corporation’s then outstanding capital stock entitled to vote on any issue proposed to be considered at the special meeting, calculated as if the Demand Record Date were the record date for the special meeting, are delivered to the secretary of the Corporation (the “Delivery Date”), such meeting shall be held at 10:00 A.M., local time, on the 90th day after the Delivery Date or, if such 90th day is not a Business Day, on the first preceding Business Day. In fixing a meeting date for any special meeting, the board of directors may consider such factors as it deems relevant within the good faith exercise of its business judgment, including, without limitation, the nature of the action proposed to be taken, the facts and circumstances surrounding any demand for such meeting and any plan of the board of directors, the chairman of the board or the chief executive officer to call an annual meeting or special meeting for the conduct of related business.

The Corporation may engage regionally or nationally recognized independent inspectors of elections to act as an agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of any purported written demand or demands for a special meeting received by the secretary of the Corporation. For the purpose of permitting the inspectors to perform such review, no purported demand shall be deemed to have been delivered to the secretary of the Corporation until the earlier of (a) five Business Days following receipt by the secretary of such purported demand and (b) such date as the independent inspectors certify to the Corporation that the valid demands received by the secretary represent at least 30% of the voting power of the Corporation’s then outstanding capital stock entitled to vote on any issue proposed to be considered at the special meeting, calculated as if the Demand Record Date were the record date for the special meeting. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the board of directors or any stockholder shall not be entitled to contest the validity of any demand, whether during or after such five Business Day period, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto).

Section 7.          Notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, to each stockholder entitled to vote at such meeting. In the event of a Demand Special Meeting, such notice of meeting (a) shall be sent prior to the later of (i) two days after the record date for such Demand Special Meeting and (ii) 30 days after the Delivery Date, (b) shall describe any business set forth in the statement of purpose of the demands received by the Corporation in accordance with Section 6 of this Article II, (c) shall contain all of the information required in the notice received by the Corporation in accordance with the second paragraph of Section 4 of this Article II and (d) shall describe any business that the board of directors shall have theretofore determined to bring before the Demand Special Meeting.

Section 8.          Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the board of directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the board of directors or (b) by any stockholder of record of the Corporation who is a stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in Section 4 of this Article. Nominations by stockholders of persons for election to the board of directors may be made at such a special meeting of stockholders if the stockholder’s notice required by the second paragraph of Section 4 of this Article shall be delivered to the secretary of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the board of directors to be elected at such meeting. In the case of nominations by stockholders of persons for election to the board of directors, the Corporation may require any person such stockholder is seeking to elect to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such person to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such person.

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STOCKHOLDER MEETING PROCEDURES

Section 9.          The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to the chairman in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 10.         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented~~. At such~~; provided, however, that a Demand Special Meeting adjourned pursuant to this Section 10 must be reconvened on or before the 90th day following the Delivery Date. At any adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 11.         When a quorum is present at any meeting, and except as provided in Section 2 of Article II of these by-laws, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes or of the certificate of incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question.

Section 12.         Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on or after three years from its date, unless the proxy provides for a longer period.

~~Section 13.         Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation.~~

Section 13. ~~Section 14.~~         At all meetings of stockholders, the chairman of the meeting shall have absolute authority over matters of procedure, and there shall be no appeal from the ruling of the chairman.

Section 14. ~~Section 15.~~         If the object of a stockholders meeting is to elect directors or to take a vote of the stockholders on any proposition, then the chairman of the meeting shall appoint a person, who is not a director, as inspector to receive and canvass the votes given at such meeting and certify the result to the chairman.

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Section 15. ~~Section 16.~~         Attendance of a stockholder, in person or by proxy, at any meeting shall constitute a waiver of notice of such meeting, except where the stockholder, in person or by proxy, attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

Section 5 of Article VI of the Amended and Restated By-laws of Hudson Global, Inc. is hereby amended and restated in its entirety to read as follows:

FIXING RECORD DATE

Section 5.          In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. In the case of a Demand Special Meeting, (a) the record date shall be not later than the 30th day after the Delivery Date and (b) if the board of directors fails to fix the record date within 30 days after the Delivery Date, then the close of business on such 30th day shall be the record date. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

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Appendix E

Amendment to Amended and Restated Certificate of Incorporation to Permit Stockholder Action by Written Consent

The second paragraph of Article IX of the Amended and Restated Certificate of Incorporation of Hudson Global, Inc. is hereby amended and restated in its entirety to read as follows:

Any action required or permitted to be taken by the stockholders of the Corporation ~~must be effected at a duly called~~ at any annual or special meeting of stockholders ~~of the Corporation, and the ability of the stockholders to~~ may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing ~~to the taking of any action is hereby specifically denied~~, setting forth the action so taken, (a) shall be signed by holders of record on the consent record date (established as provided in the by-laws of the Corporation) of the Corporation’s then outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) shall be delivered to the secretary of the Corporation in accordance the by-laws of the Corporation.

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Appendix F

Amendment to Amended and Restated By-Laws Relating to Permitting Stockholder Action by Written Consent

Article II of the Amended and Restated By-laws of Hudson Global, Inc. is hereby amended to include the following additional provisions:

ACTION WITHOUT A MEETING

Section 16.         Any action required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, (a) shall be signed by holders of record on the Consent Record Date (as defined below) of the Corporation’s then outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and (b) shall be delivered to the secretary of the Corporation in accordance with Section 18 of this Article II. Notwithstanding anything in these by-laws to the contrary, no action may be taken by stockholders by written consent, except in accordance with this Section 16, Section 17 and Section 18.

Section 17.         In order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the board of directors may fix a record date to determine the stockholders entitled to express consent to corporate action in writing without a meeting (the “Consent Record Date”). The Consent Record Date shall not precede the date on which the resolution fixing the Consent Record Date is adopted by the board of directors, and such date shall not be more than ten days after the date on which the resolution fixing the Consent Record Date is adopted by the board of directors. Any stockholder or stockholders of record who are seeking to have the stockholders express consent to corporate action in writing without a meeting shall, by sending written notice to the secretary of the Corporation, request the board of directors to fix a Consent Record Date. The board of directors shall promptly, but in all events within ten days after the date on which such a valid request is received and verified by the secretary, adopt a resolution fixing the Consent Record Date and shall make a public announcement of such Consent Record Date. If no Consent Record Date has been fixed by the board of directors within ten days after the date on which such a request is received and verified by the secretary, then the Consent Record Date shall be the 10th day after the first date on which a valid written request to set a Consent Record Date is received and verified by the secretary. To be valid, such written request shall comply with each of the following:

(a)          Such written request shall be signed by one or more stockholders of record and by the beneficial owner or owners, if any, on whose behalf the stockholder or stockholders are acting, shall bear the date of signature of each such stockholder and any such beneficial owner and shall set forth: (i) the name and address of each such stockholder, as they appear on the Corporation’s books, and of any such beneficial owner; (ii) the class and number of shares of the Corporation that are owned beneficially and of record by each such stockholder and any such beneficial owner; (iii) a representation that each such stockholder is a holder of record of shares of the Corporation entitled to vote under the certificate of incorporation at a meeting of stockholders with respect to each matter for which such stockholder is seeking to have stockholders express consent to corporate action in a writing without a meeting; (iv) the manner in which each such stockholder and any such beneficial owner intend to comply with Regulation 14A under the Exchange Act in seeking to have the stockholders express consent to corporate action in writing without a meeting; (v) a reasonably brief description of the corporate action desired to be authorized or taken and, if such corporate action includes an amendment to these by-laws, the specific language of the proposed amendment; (vi) the reasons of each such stockholder and any such beneficial owner for proposing the corporate action desired to be authorized or taken by written consent; (vii) any material interest in such corporate action of each such stockholder and any such beneficial owner; (viii) a description of all agreements, arrangements or understandings between each such stockholder and any such beneficial owner and any other Person or Persons (naming such Person or Persons) in connection with such corporate action; and (ix) any other information relating to each such stockholder and any such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. In the case of each such stockholder and any such beneficial owner seeking to elect or re-elect a director by the stockholders expressing consent to corporate action in writing without a meeting, (A) such stockholder and any such beneficial owner shall comply with the provisions of Section 4 of this Article II and (B) the Corporation may require any person such stockholder and any such beneficial owner are seeking to elect or re-elect as a director to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such person to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such person.

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(b)          Such written request shall be accompanied by a written agreement, which may require furnishing of a bond, signed by each Consent Soliciting Stockholder (as defined below) pursuant to which each Consent Soliciting Stockholder, jointly and severally, agrees to pay the Corporation’s costs relating to such Consent Soliciting Stockholder seeking to have the stockholders express consent to corporate action in writing without a meeting, including the costs of preparing and mailing proxy materials for the Corporation’s own solicitation. For purposes of these by-laws, “Consent Soliciting Stockholder” shall mean each of the following Persons: (i) if the number of stockholders signing the Consent or Consents is ten or fewer, each Person signing any such Consents; or (ii) if the number of stockholders signing the Consent or Consents is more than ten, each Person who (A) was a Participant in any Solicitation of such Consent or Consents or (B) at the time of the delivery to the secretary of the Corporation of the documents described in this Section 17, had engaged or intends to engage in any Solicitation of Consents and/or Proxies for expressing consent to corporate action in writing without a meeting (other than a Solicitation of Consents and/or Proxies on behalf of the Corporation).

A “Consent Soliciting Stockholder” shall also mean each Affiliate of a Consent Soliciting Stockholder described in clause (i) or (ii) above who is a member of such Consent Soliciting Stockholder’s “group” for purposes of Rule 13d-5(b) promulgated under the Exchange Act, and any other Affiliate of such a Consent Soliciting Stockholder, if a majority of the directors then in office determine, reasonably and in good faith, that such Affiliate should be required to sign the written notice described in the foregoing Section 17(a) and/or the written agreements described in this Section 17(b) and the following Section 17(c) to prevent the purposes of this Section 17 and Section 18 of this Article II from being evaded.

(c)          Such written request shall be accompanied by a written agreement signed by each Consent Soliciting Stockholder pursuant to which each Consent Soliciting Stockholder agrees to deliver to any inspectors of election engaged by the Corporation pursuant to the third paragraph of Section 18 of this Article II, within two Business Days after receipt, all Consents and revocations thereof received by such Consent Soliciting Stockholder or such Consent Soliciting Stockholder’s proxy solicitor or other designated agent in connection with such Consent Soliciting Stockholder seeking to have the stockholders express written consent to corporate action without a meeting.

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Section 18.         To be valid, each expression of consent to corporate action in writing (a “Consent”) shall be in writing; shall set forth the specific corporate action to be taken (which corporate action or actions shall be limited to the specific action or actions set forth in the written request to set a Consent Record Date received by the secretary of the Corporation pursuant to Section 17 of this Article II); shall be signed by one or more Persons who, as of the Consent Record Date, are stockholders of record (or their duly authorized proxies); shall bear the date of signature of each such stockholder (or their duly authorized proxies); shall set forth the name and address, as they appear in the Corporation’s books, of each stockholder signing such Consent and the class and number of shares of the Corporation that are owned of record by each such stockholder; in the case of a Person who is not a stockholder of record, shall be accompanied by a proxy or proxies evidencing each such Person’s appointment as a proxy for the applicable stockholder of record; and shall be sent to the inspectors of elections engaged by the Corporation pursuant to the third paragraph of this Section 18 in accordance with the provisions of the fourth paragraph of this Section 18. Without limiting the foregoing, no Consent shall be valid unless, within 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II, Consents representing the requisite number of shares subject to valid and unrevoked Consents to express such corporate action are delivered to the secretary of the Corporation pursuant to this Section 18; provided, however, that, if the Corporation or a Consent Soliciting Stockholder (whichever is soliciting Consents) has requested a Preliminary Consent Report that is pending on such 60th day pursuant to the fifth paragraph of this Section 18, then such Consents shall be valid if Consents representing the requisite number of shares subject to valid and unrevoked Consents to express such corporate action are delivered to the secretary of the Corporation pursuant to this Section 18 at such time as such inspectors issue the Final Consent Report relating to the pending Preliminary Consent Report pursuant to the sixth or seventh paragraph of this Section 18. The board of directors, the chairman of the board or the chief executive officer shall have the power and authority to make rules that are not inconsistent with the Delaware General Corporation Law as to the validity of Consents and revocations thereof.

Consents may be revoked at any time prior to the earlier of (a) such time as the inspectors of elections issue a Final Consent Report pursuant to the sixth or seventh paragraph of this Section 18 or (b) 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II by written notice delivered to (i) the secretary of the Corporation, (ii) any Consent Soliciting Stockholder, (iii) to a proxy solicitor or other agent designated by the Corporation or any Consent Soliciting Stockholder and/or (iv) the inspectors of elections engaged by the Corporation pursuant to the third paragraph of this Section 18.

Within three Business Days after a Consent Record Date fixed pursuant to Section 17 of this Article II, the Corporation shall (a) engage regionally or nationally recognized independent inspectors of elections to act as agent of the Corporation for the purpose of promptly performing a ministerial review of the validity of Consents and revocations thereof and (b) provide notice to each Consent Soliciting Stockholder of the identity of such inspectors and the manner in which such Consent Soliciting Stockholder may deliver Consents and revocations thereof to such inspectors pursuant to the fourth paragraph of this Section 18. Except as provided in Section 17(b) of this Article II, the cost of retaining inspectors of election shall be borne by the Corporation.

The Corporation, the Consent Soliciting Stockholders and their respective proxy solicitors or other designated agents shall deliver Consents and revocations thereof to the inspectors within two Business Days after receipt. As soon as the inspectors receive Consents and/or revocations thereof, the inspectors shall review the Consents and revocations thereof and shall maintain a count of the number of shares subject to valid and unrevoked Consents. The inspectors shall keep such count confidential and shall not reveal the count to any Person; provided, however, that, as soon as practicable after a written request therefor by the Corporation or a Consent Soliciting Stockholder, the inspectors shall issue a report (a “Consent Report”) to the Corporation and the Consent Soliciting Stockholders stating: (a) the number of shares subject to valid Consents; (b) the number of shares subject to valid revocations of Consents; (c) the number of shares subject to valid and unrevoked Consents; (d) the number of shares subject to invalid Consents; (e) the number of shares subject to invalid revocations of Consents; (f) whether, based on their count, the requisite number of shares subject to valid and unrevoked Consents has been obtained to approve the corporate action specified in the Consents; and (g) the latest date the inspectors received Consents and revocations thereof that the inspectors reflected in such report (the “Report Date”).

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As soon as practicable after a written request therefor by the Corporation or a Consent Soliciting Stockholder (whichever is soliciting Consents), notice of which request shall be given to the Corporation and any parties opposing the solicitation of Consents, if any, and which request shall state that the Corporation or the Consent Soliciting Stockholders, as the case may be, have a good faith belief that the requisite number of shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents has been received in accordance with the certificate of incorporation and these by-laws, the inspectors shall issue and deliver to the Corporation and the Consent Soliciting Stockholders a preliminary Consent Report (the “Preliminary Consent Report”); provided, however, that neither the Corporation nor the Consent Soliciting Stockholders may request a Preliminary Consent Report following the 60th day after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II. Unless the Corporation and the Consent Soliciting Stockholders shall agree to a shorter or longer period, the Corporation and the Consent Soliciting Stockholders shall have two Business Days after receipt of the Preliminary Consent Report to review the Consents and revocations thereof and to advise the inspectors and the opposing parties in writing as to whether they intend to challenge the Preliminary Consent Report.

If no written notice of an intention to challenge a Preliminary Consent Report is received within two Business Days after receipt of such Preliminary Consent Report by the Corporation and the Consent Soliciting Stockholders and either (a) the date that is two Business Days after such receipt of such Preliminary Consent Report (the “Cut-Off Date”) is more than 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II or (b) the Cut-Off Date is not more than 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II and the requisite number of shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents was obtained, then the inspectors shall, as promptly as practicable, issue to the Corporation and the Consent Soliciting Stockholders their final Consent Report (a “Final Consent Report”), which shall contain the information included in the Preliminary Consent Report, plus all changes in the vote totals as a result of Consents and revocations thereof received after the Report Date of the Preliminary Consent Report to the time of issuance of the Final Consent Report, if such Consents and revocations thereof are received within 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II, and a certification as to whether the requisite number of shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents was obtained. If the Cut-Off Date is not more than 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II and the requisite number or shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents was not obtained, then the inspectors shall, as promptly as practicable, issue a Consent Report to the Corporation and the Consent Soliciting Stockholders and a certification that the requisite number of shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents was not obtained, and the Corporation or the Consent Soliciting Stockholders (whichever is soliciting Consents) shall have the right to request again a Preliminary Consent Report in accordance with the provisions of the fifth paragraph of this Section 18.

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If the Corporation or the Consent Soliciting Stockholders issue written notice to the inspectors and the Corporation or the Consent Soliciting Stockholders, as the case may be, of an intention to challenge a Preliminary Consent Report within two Business Days after receipt of such Preliminary Consent Report by the Corporation and the Consent Soliciting Stockholders, then a challenge session shall be scheduled by the inspectors as promptly as practicable, at which the Corporation and the Consent Soliciting Stockholders shall have the right to object to the validity of Consents and revocations thereof. A transcript of the challenge session shall be recorded by a certified court reporter. Following completion of the challenge session, if either (a) the date on which the challenge session is completed (the “Completion Date”) is more than 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II or (b) the Completion Date is not more than 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II and the requisite number of shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents was obtained, then the inspectors shall, as promptly as practicable, issue to the Corporation and the Consent Soliciting Stockholders a Final Consent Report, which shall contain the information included in the Preliminary Consent Report, plus all changes in the vote totals as a result of the challenge and, if such Consents and revocations thereof are received within 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II, Consents and revocations thereof received after the Report Date of the Preliminary Consent Report to the time of issuance of the Final Consent Report, and a certification as to whether the requisite number of shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents was obtained. If the Completion Date is not more than 60 days after the applicable Consent Record Date fixed pursuant to Section 17 of this Article II and the requisite number of shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents was not obtained, then the inspectors shall, as promptly as practicable, issue a Consent Report to the Corporation and the Consent Soliciting Stockholders and a certification that the requisite number of shares subject to valid and unrevoked Consents to approve the corporate action specified in the Consents was not obtained, and the Corporation or the Consent Soliciting Stockholders (whichever is soliciting Consents) shall have the right to request again a Preliminary Consent Report in accordance with the provisions of the fifth paragraph of this Section 18.

Simultaneously with the delivery of any Final Consent Report to the Corporation pursuant to the sixth or seventh paragraph of this Section 18, the inspectors shall deliver all valid and unrevoked Consents to the Corporation, which shall constitute delivery of such Consents to the Corporation for purposes of Section 228 of the Delaware General Corporation Law and the certificate of incorporation. A copy of any Final Consent Report shall be included in the book in which the proceedings of meetings of stockholders are recorded.

As to any Consent, if, prior to the issuance of a Final Consent Report and delivery of Consents to the Corporation, all Consent Soliciting Stockholders notify the Corporation and the inspectors in writing that such Consent Soliciting Stockholders no longer desire to express consent to the corporate actions specified in the Consents, then the Consents shall be deemed abandoned, and the inspectors shall not issue a Final Consent Report or deliver such Consents to the Corporation.

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Appendix G

NOL Protective Amendment to Amended and Restated Certificate of Incorporation

The Amended and Restated Certificate of Incorporation of Hudson Global, Inc. is hereby amended to include the following additional provisions:

ARTICLE XIV
PROTECTION OF TAX BENEFITS

(1)         Definitions. As used in this Article XIV, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treas. Reg. § 1.382-2T shall include any successor provisions):

(a)          “4.99-percent Transaction” means any Transfer described in clause (a) or (b) of Section 2 of this Article XIV.

(b)          “4.99-percent Stockholder” means a Person or group of Persons that is a “5-percent shareholder” of the Corporation pursuant to Treas. Reg. § 1.382-2T(g), as applied by replacing “5-percent” with “4.99-percent” and “five percent” with “4.99 percent,” where applicable.

(c)          “Agent” has the meaning set forth in Section 5 of this Article XIV.

(d)          “Board of Directors” means the board of directors of the Corporation.

(e)          “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(f)          “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of preferred stock issued by the Corporation (other than preferred stock described in § 1504(a)(4) of the Code), and (iii) warrants, rights or options (including options within the meaning of Treas. Reg. § 1.382-2T(h)(4)(v) or Treas. Reg. § 1.382-4(d)(9)) to purchase securities of the Corporation.

(g)          “Effective Date” means the date of filing of this Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

(h)          “Excess Securities” has the meaning set forth in Section 4 of this Article XIV.

(i)          “Expiration Date” means the earliest of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article XIV is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with Section 12 of this Article XIV.

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(j)          “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treas. Reg. § 1.382-2T(g), (h), (j) and (k) and Treas. Reg. § 1.382-4, or any successor provisions and other pertinent Internal Revenue Service guidance.

(k)          “Person” means any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treas. Reg. § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treas. Reg. § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

(l)          “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(m)          “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article XIV.

(n)          “Public Group” has the meaning set forth in Treas. Reg. § 1.382-2T(f)(13).

(o)          “Purported Transferee” has the meaning set forth in Section 4 of this Article XIV.

(p)          “Remedial Holder” has the meaning set forth in Section 7 of this Article XIV.

(q)          “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treas. Reg. § 1.382-2T(f)(18).

(r)          “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the Treasury Regulations thereunder, including, for the avoidance of doubt, any ownership whereby a Person owns Stock pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Treas. Reg. § 1.382-3(a)(1), or such Stock is otherwise aggregated with Stock owned by such Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(s)          “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

(t)          “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition, event or occurrence or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treas. Reg. § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

(u)          “Transferee” means any Person to whom Corporation Securities are Transferred.

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(v)          “Treasury Regulations” or “Treas. Reg.” means the regulations, including temporary regulations or any successor regulations, promulgated under the Code, as amended from time to time.

(2)         Transfer and Ownership Restrictions. In order to preserve the Tax Benefits, from and after the Effective Date of this Article XIV, any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.99-percent Stockholder or (b) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder would be increased. The prior sentence is not intended to prevent Corporation Securities from being DTC-eligible and shall not preclude the settlement of any transaction in Corporation Securities entered into through the facilities of a national securities exchange; provided, however, that the Corporation Securities and parties involved in such transaction shall remain subject to the provisions of this Article XIV in respect of such transaction.

(3)         Exceptions.

(a)          Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treas. Reg. § 1.382-2T(j)(3)(i)) shall be permitted.

(b)          The restrictions set forth in Section 2 of this Article XIV shall not apply to an attempted Transfer that is a 4.99-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Section 3(b), the Board of Directors may, in its discretion, require (at the expense of the transferor and/or Transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board of Directors may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in Section 3(b) shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

(4)         Excess Securities.

(a)          No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). The Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Section 5 of this Article XIV or until an approval is obtained under Section 3(b) of this Article XIV. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of this Section 4 or Section 5 of this Article XIV shall also be a Prohibited Transfer.

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(b)          The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the Purported Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article XIV, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article XIV as a condition to registering any transfer.

(5)         Transfer to Agent. If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and; provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sale proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Section 6 of this Article XIV if the Agent, rather than the Purported Transferee, had resold the Excess Securities.

(6)         Application of Proceeds and Prohibited Distributions. The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount (or fair market value) shall be determined at the discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations selected by the Board of Directors which is described under Section 501(c)(3) of the Code (or any comparable successor provision) and contributions to which are eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2552 of the Code. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Section 6. In no event shall the proceeds of any sale of Excess Securities pursuant to this Section 6 inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

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(7)         Modification of Remedies for Certain Indirect Transfers. In the event of any Transfer which does not involve a transfer of Corporation Securities within the meaning of Delaware law but which would cause a 4.99-percent Stockholder to violate a restriction on Transfers provided for in this Article XIV, the application of Sections 5 and 6 of this Article XIV shall be modified as described in this Section 7. In such case, no such 4.99-percent Stockholder shall be required to dispose of any interest that is not a Corporation Security, but such 4.99-percent Stockholder and/or any Person whose ownership of Corporation Securities is attributed to such 4.99-percent Stockholder (such 4.99-percent Stockholder or other Person, a “Remedial Holder”) shall be deemed to have disposed of and shall be required to dispose of sufficient Corporation Securities (which Corporation Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.99-percent Stockholder, following such disposition, not to be in violation of this Article XIV. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Corporation Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Sections 5 and 6 of this Article XIV, except that the maximum aggregate amount payable to a Remedial Holder in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. A Remedial Holder shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, following the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.99-percent Stockholder or such other Person. The purpose of this Section 7 is to extend the restrictions in Sections 2 and 5 of this Article XIV to situations in which there is a 4.99-percent Transaction without a direct Transfer of Corporation Securities, and this Section 7, along with the other provisions of this Article XIV, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

(8)         Legal Proceedings; Prompt Enforcement. If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Section 5 of this Article XIV (whether or not made within the time specified in Section 5 of this Article XIV), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Section 8 shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article XIV being void ab initio, (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Corporation to act within the time periods set forth in Section 5 of this Article XIV to constitute a waiver or loss of any right of the Corporation under this Article XIV. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article XIV.

(9)         Liability. To the fullest extent permitted by law, any stockholder subject to the provisions of this Article XIV who knowingly violates the provisions of this Article XIV and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including, but not limited to, damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

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(10)        Obligation to Provide Information. As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article XIV or the status of the Tax Benefits of the Corporation.

(11)        Legends. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article XIV bear the following legend:

“THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER) THAT IS TREATED AS OWNED BY A 4.99-PERCENT STOCKHOLDER (AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES THAT VIOLATE THE TRANSFER RESTRICTIONS WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CAUSE THE 4.99-PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Section 3 of this Article XIV also bear a conspicuous legend referencing the applicable restrictions.

(12)        Authority of Board of Directors.

(a)          The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article XIV, including, without limitation, (i) the identification of 4.99-percent Stockholders, (ii) whether a Transfer is a 4.99- percent Transaction or a Prohibited Transfer, (iii) the Percentage Stock Ownership in the Corporation of any 4.99-percent Stockholder, (iv) whether an instrument constitutes a Corporation Security, (v) the amount (or fair market value) due to a Purported Transferee pursuant to Section 6 of this Article XIV, and (vi) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article XIV. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article XIV for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article XIV.

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(b)          Nothing contained in this Article XIV shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (i) accelerate the Expiration Date, (ii) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article XIV, (iii) modify the definitions of any terms set forth in this Article XIV or (iv) modify the terms of this Article XIV as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(c)          In the case of an ambiguity in the application of any of the provisions of this Article XIV, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article XIV requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article XIV. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent and all other parties for all other purposes of this Article XIV. The Board of Directors may delegate all or any portion of its duties and powers under this Article XIV to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article XIV through duly authorized officers or agents of the Corporation. Nothing in this Article XIV shall be construed to limit or restrict the Board of Directors in its exercise of its fiduciary duties under applicable law.

(13)        Reliance. To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article XIV. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by, any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

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(14)        Benefits of this Article XIV. Nothing in this Article XIV shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article XIV. This Article XIV shall be for the sole and exclusive benefit of the Corporation and the Agent.

(15)        Severability. The purpose of this Article XIV is to facilitate the Corporation’s ability to maintain and preserve its Tax Benefits. If any provision of this Article XIV or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article XIV.

(16)        Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article XIV, (a) no waiver will be effective unless expressly contained in a writing signed by the waiving party and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence.

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APPENDIX H

HUDSON GLOBAL, INC.

and

COMPUTERSHARE INC.

Rights Agent

___________________

AMENDED AND RESTATED RIGHTS AGREEMENT

Dated as of January 15, 2015

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Exhibit A – Form of Representation and Request Letter

Exhibit B – Terms of Series A Junior Participating Preferred Stock

Exhibit C - Form of Right Certificate

Exhibit D - Summary of Rights to Purchase Preferred Shares

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AMENDED AND RESTATED RIGHTS AGREEMENT

THIS AMENDED AND RESTATED RIGHTS AGREEMENT (this “Agreement”), is dated as of January 15, 2015, between HUDSON GLOBAL, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE INC., a Delaware corporation, successor rights agent to THE BANK OF NEW YORK (the “Rights Agent”).

WHEREAS, the Board of Directors of the Company authorized a Rights Agreement, dated as of February 2, 2005 (the “Original Rights Agreement”), declared a dividend of one preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Company outstanding upon the close of business on February 28, 2005 (the “Record Date”) payable upon the close of business on such date, and authorized and directed the issuance of one Right with respect to each Common Share issued between the Record Date and the earliest of certain dates specified in the Original Rights Agreement, each Right representing the right to purchase one one-hundredth of a Preferred Share (as hereinafter defined) of the Company upon the terms and subject to the conditions set forth in the Original Rights Agreement;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), then its ability to use its Tax Benefits (as hereinafter defined) for United States federal income tax purposes could be substantially limited; and

WHEREAS, the Company views its Tax Benefits as valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Company’s Tax Benefits upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Company and the Rights Agent hereby amend and restate the Original Rights Agreement to provide as follows:

Section 1.  Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a)  “Acquiring Person” shall mean any Person that is or has become, by itself or together with its Affiliates and Associates, a Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but shall not include:

(i)          any Related Person;

(ii)         any Grandfathered Person; provided, however, that, if the Percentage Stock Ownership of any Person that had qualified as a Grandfathered Person ceases to be at least 4.99%, then such Person shall not be deemed to be an Acquiring Person until such later time (if any) as the Percentage Stock Ownership of such Person is 4.99% or more, and then only if such Person does not qualify (A) as an Exempt Person, (B) for the exception in subsection (iv) of this Section 1(a), (C) as a Grandfathered Person pursuant to subsection (m)(ii) of this Section 1, or (D) in the case of any Person who was a Grandfathered Person pursuant to subsection (m)(i) of this Section 1, as a Grandfathered Person pursuant to subsection (m)(ii) of this Section 1, which shall be applied to such Person as if the Percentage Stock Ownership of such Person at the Original Effective Time had been less than 4.99%;

(iii)        any Exempt Person;

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(iv)        any Person that the Company determines, in its sole discretion, has, at or after the Original Effective Time, by itself or together with its Affiliates and Associates, inadvertently become a Beneficial Owner of 4.99% or more of the Common Shares then outstanding (or has inadvertently failed to continue to qualify as a Grandfathered Person or Exempt Person), provided that such Person promptly enters into, and delivers to the Company, an irrevocable commitment to divest, or cause its Affiliates and Associates to divest, promptly after (A) if the Person delivers a representation letter pursuant to clause (i) of Section 1(i) and requests a determination of the Company pursuant to clause (ii) of Section 1(i), then the time, if any, upon which the Company informs the Person of its adverse determination with respect to such request (with no divestiture being required if the Person is determined to be an Exempt Person), or (B) if the Person does not both deliver a representation letter pursuant to clause (i) of Section 1(i) and request a determination of the Company pursuant to clause (ii) of Section 1(i), then the time of such commitment, and thereafter such Person or its Affiliates and Associates divest to the extent and promptly after the time specified by the foregoing clause (A) or (B) (without exercising or retaining any power, including voting power, with respect to such Common Shares (or other securities the beneficial ownership of which by a Person also results in such Person beneficially owning Common Shares)) sufficient Common Shares (or other securities the beneficial ownership of which by a Person also results in such Person beneficially owning Common Shares) so that such Person’s Percentage Stock Ownership is less than 4.99% (or, in the case of any Person who or which has inadvertently failed to continue to qualify as a Grandfathered Person or Exempt Person, Common Shares (or other securities the beneficial ownership of which by a Person also results in such Person beneficially owning Common Shares) in an amount sufficient to reduce such Person’s beneficial ownership of Common Shares by the number of Common Shares that caused such Person to so fail to qualify as a Grandfathered Person or Exempt Person, as the case may be); provided, further, that any such Person shall cease to qualify for the exclusion from the definition of “Acquiring Person” contained in this subsection (iv) from and after such time (if any) as the Person, together with its Affiliates and Associates, subsequently becomes a Beneficial Owner of 4.99% or more of the Common Shares then outstanding (or fails to continue to qualify as a Grandfathered Person or Exempt Person), unless the Person independently meets the conditions set forth in this subsection (iv) with respect to the circumstances relating to the Person, together with its Affiliates and Associates, subsequently becoming a Beneficial Owner of 4.99% or more of the Common Shares then outstanding (or failing to continue to qualify as a Grandfathered Person or Exempt Person); and

(v)         any Person that has, by itself or together with its Affiliates and Associates, become a Beneficial Owner of 4.99% or more of the Common Shares then outstanding (or has failed to continue to qualify as a Grandfathered Person or Exempt Person) as a result of one or more transactions that are determined to be Exempt Transactions, unless and until such time as such Person or transaction(s) no longer satisfy the terms or conditions, if any, that the Board prescribed in its determination under subsection (i) of this Section 1 with respect to such transaction(s); provided, however, that, if the Percentage Stock Ownership of any Person that had qualified for the exemption under this subsection (v) ceases to be at least 4.99%, then such Person shall not be deemed to be an Acquiring Person until such later time (if any) as the Percentage Stock Ownership of such Person is 4.99% or more, and then only if such Person does not qualify (A) as an Exempt Person, (B) for the exception in subsection (iv) of this Section 1(a), (C) as a Grandfathered Person pursuant to subsection (m)(ii) of this Section 1, or (D) for an additional exception under this subsection (v).

If officers of the Company determine on behalf of the Company that a Person has, at or after the Original Effective Time, by itself or together with its Affiliates and Associates, inadvertently become a Beneficial Owner of 4.99% or more of the Common Shares (or has inadvertently failed to continue to qualify as a Grandfathered Person or Exempt Person) pursuant to subsection (iv) of this Section 1(a), then such officers shall promptly notify the Board of such determination. Notwithstanding the foregoing, a failure to promptly make such a notification shall not impact the effectiveness of such determination.

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(b)  “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement and, to the extent not included within the foregoing provisions of this Section 1(b), shall also include, with respect to any Person, any other Person whose Common Shares are treated, for purposes of Section 382 of the Code and the Treasury Regulations thereunder, as being (i) owned by such first Person (or by a Person or group of Persons to which the Common Shares owned by such first Person are attributed pursuant to Treasury Regulation Section 1.382-2T(h)) or (ii) owned by the same “entity” (as defined in the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i)) as is deemed to own the Common Shares owned by such first Person; provided, however, that a Person shall not be deemed to be an Affiliate or Associate of another Person solely because either or both Persons are or were directors or officers of the Company.

(c)  A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities:

(i)          which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly;

(ii)         which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right or the obligation to acquire (whether such right is exercisable, or such obligation is required to be performed, immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange;

(iii)        which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of, including pursuant to any agreement, arrangement or understanding (whether or not in writing); or

(iv)        with respect to which any other Person is a Beneficial Owner, if the Person referred to in the introductory clause of this Section 1(c) or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) with respect to acquiring, holding, voting or disposing of any securities of the Company;

provided, however, that the preceding provisions of this Section 1(c) shall not be applied to cause a Person to be deemed the “Beneficial Owner” of, or to “beneficially own,” any security (A) solely because such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act, and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1(c) shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be a Beneficial Owner of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, or such later date as the directors of the Company may determine in any specific case; and provided, further, that the transfer of beneficial ownership of Common Shares to any Person without any consideration for such transfer being given by such Person shall not result in such Person becoming a Beneficial Owner of any additional Common Shares until the Person accepts such transfer. Anything in this Agreement to the contrary notwithstanding, to the extent not within the foregoing provisions of this Section 1(c), a Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own” or have “beneficial ownership” of, any securities that are owned by another Person and that are treated, for purposes of Section 382 of the Code and the Treasury Regulations thereunder, as being (x) owned by such first Person (or by a Person or group of Persons to which the securities owned by such first Person are attributed pursuant to Treasury Regulation Section 1.382-2T(h)), or (y) owned by the same “entity” (as defined in the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i)) as is deemed to own the securities owned by such first Person.

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(d)  “Board” shall mean the Board of Directors of the Company.

(e)  “Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(f)   “close of business” on any given date shall mean 5:00 P.M., New York, New York time, on such date; provided, however, that if such date is not a Business Day, then “close of business” shall mean 5:00 P.M., New York, New York time, on the next succeeding Business Day.

(g)  “Common Shares” shall mean the shares of common stock, par value $.001 per share, of the Company.

(h)  “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(i)   “Exempt Person” shall mean any Person (i) who (A) delivers to the Company a letter that, as determined by the Company in its sole discretion, is substantially in the form attached hereto as Exhibit A or (B) is an Affiliate or Associate of another Person who delivers to the Company a letter described in clause (i)(A) and (ii) whose beneficial ownership of 4.99% or more of the outstanding Common Shares would not, as determined (either (1) prior to the time such Person becomes the Beneficial Owner of 4.99% or more of the Common Shares then outstanding or (2) if the Company determines pursuant to Section 1(a)(iv) that such Person (by itself or together with its Affiliates and Associates) had inadvertently become a Beneficial Owner of 4.99% or more of the Common Shares then outstanding, then after the time such Person becomes the Beneficial Owner of 4.99% or more of the Common Shares then outstanding) by the Company in its sole discretion, jeopardize or endanger the availability to the Company of the Tax Benefits; provided, however, that such Person shall not be an Exempt Person unless and until it, or its Affiliate or Associate who delivers a letter described in clause (i), has received written notice of such determination by the Company under this clause (ii); provided, further, that such Person shall cease to be an Exempt Person from and after the earlier of such time (if any) as (I) in respect of the letter that such Person, or its Affiliate or Associate, delivered pursuant to clause (i), a representation or warranty of such Person, or its Affiliate or Associate, in such letter was not true and correct when made, a representation or warranty of such Person, or its Affiliate or Associate, in such letter that was to remain true and correct after the date of the letter as contemplated therein ceases to remain true and correct or such Person, or its Affiliate or Associate, ceases to comply with a covenant contained in such letter, or (II) such Person becomes the Beneficial Owner of 10% or more of the Common Shares then outstanding, other than by virtue of any increase that is a result of an acquisition of Common Shares by the Company. Notwithstanding the foregoing, a Grandfathered Person shall not be precluded from becoming an Exempt Person (as defined in the preceding sentence, giving effect to this sentence) prior to the time at which such Grandfathered Person would otherwise become an Acquiring Person.

If any Person that had qualified as an Exempt Person ceases to so qualify, then, for purposes of Section 1(a), such Person shall be deemed to have become, as of the time the Person ceased to qualify as an Exempt Person, a Beneficial Owner of the Common Shares that such Person and such Person’s Affiliates and Associates then beneficially own.

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(j)  “Exempt Transaction” shall mean any transaction that the Board, in its sole discretion and on such terms and conditions as the Board may in its sole discretion prescribe, should have the consequences of an Exempt Transaction under this Agreement.

(k)  “Expiration Date” means the earliest of (i) the close of business on the date of the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”) if the Company’s stockholders do not approve this Agreement by the affirmative vote of the majority of Common Shares present in person or represented by proxy at the 2015 Annual Meeting (or any adjournment or postponement thereof); (ii) the Final Expiration Date; (iii) the time at which the Rights are redeemed as provided in Section 23 hereof (the “Redemption Date”); (iv) the time at which the Rights are exchanged as provided in Section 24 hereof; (v) the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary for the preservation of the Tax Benefits; and (vi) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

(l)  “Final Expiration Date” shall mean the close of business on January 15, 2018.

(m)  “Grandfathered Person” shall mean:

(i)          any Person who does not qualify as an “Acquiring Person” (as defined in the Original Rights Agreement) immediately prior to the Original Effective Time and who, at the Original Effective Time, was the Beneficial Owner of 4.99% or more of the Common Shares outstanding at the Original Effective Time; provided, however, that any such Person shall cease to be a Grandfathered Person from and after such time (if any) as the Person’s Percentage Stock Ownership shall be increased from such Person’s lowest Percentage Stock Ownership at or after the Original Effective Time, other than any increase pursuant to or as a result of an acquisition of Common Shares by the Company; and

(ii)         any Person who (A) at the Original Effective Time, was not the Beneficial Owner of 4.99% or more of the Common Shares outstanding at the Original Effective Time and (B) if the definition of Acquiring Person did not include an exclusion for any Grandfathered Person, would qualify as an Acquiring Person after the Original Effective Time as a result of an acquisition of Common Shares by the Company; provided, however, that any such Person shall cease to be a Grandfathered Person from and after such time (if any) as the Person’s Percentage Stock Ownership shall be increased from such Person’s lowest Percentage Stock Ownership on or after the date of the first occurrence of any acquisition of Common Shares by the Company, other than any increase pursuant to or as a result of a subsequent acquisition of Common Shares by the Company.

If any Person that had qualified as a Grandfathered Person ceases to so qualify, then, for purposes of Section 1(a), such Person and such Person’s Affiliates and Associates shall be deemed to have become, as of the time the Person ceased to qualify as a Grandfathered Person, a Beneficial Owner of the Common Shares that such Person and such Person’s Affiliates and Associates then beneficially own.

(n)  “Original Effective Time” shall mean the close of business on January 15, 2015.

(o)  “Percentage Stock Ownership” of a Person shall mean the percentage calculated by dividing (i) the number of Common Shares as to which such Person, together with its Affiliates and Associates, is a Beneficial Owner, divided by (ii) the number of Common Shares then outstanding.

(p)  “Person” shall mean any individual, firm, corporation, partnership, trust, association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of any one or more of the foregoing making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

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(q)  “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $.001 per share, of the Company having the preferences and rights set forth in Exhibit B attached to this Agreement.

(r)   “Redemption Date” shall have the meaning set forth in subsection (k) of this Section 1.

(s)  “Related Person” shall mean the Company, any Subsidiary of the Company (in each case, including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, or any entity or trustee holding Common Shares to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

(t)   “Securities Act” shall mean the Securities Act of 1933, as amended.

(u)  “Shares Acquisition Date” shall mean (i) the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed or amended pursuant to Section 13(d) under the Exchange Act, but not a report filed or amended pursuant to Rule 13f-1 of the General Rules and Regulations under the Exchange Act) by the Company or a Person or an Affiliate of the Person that the Person has become an Acquiring Person or (ii) if earlier, the first date the Board concludes that a Person has become an Acquiring Person.

(v)  “Subsidiary” of any Person shall mean any other Person of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other Persons performing similar functions are, at the time, directly or indirectly owned by such first Person.

(w)  “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code, of the Company or any of its Subsidiaries.

(x)   “Treasury Regulation” shall mean a final, proposed or temporary regulation of the United States Department of Treasury promulgated under the Code.

Section 2.  Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent setting forth the respective duties of the Rights Agent and any co-rights agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agents.

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Section 3.  Issue of Right Certificates.

(a)  Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth Business Day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act if, upon consummation thereof, the Person publishing, sending or giving such tender or exchange offer would become an Acquiring Person (the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates (or, for book entry Common Shares , by notations of such shares in the respective accounts), and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares; provided, however, that, if a tender or exchange offer is terminated prior to the occurrence of a Distribution Date, then no Distribution Date shall occur as a result of such tender or exchange offer. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested and provided with all necessary information and documentation, in form and substance reasonably satisfactory to the Rights Agent, send) by overnight delivery service or registered or certified mail, postage prepaid, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares, a Right Certificate, in substantially the form of Exhibit C hereto (a “Right Certificate”), evidencing one Right for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two (2) Business Days. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

(b)  The Company has prepared a Summary of Rights to Purchase Preferred Shares, attached as Exhibit D hereto (the “Summary of Rights”), a copy of which is available free of charge from the Company. With respect to certificates or book entries for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such respective certificates or book entries registered in the names of the holders thereof. Until the Distribution Date (or the Expiration Date, if earlier), the surrender for transfer of any certificate for Common Shares or book entry Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

(c)  Certificates for Common Shares that become outstanding (including, without limitation, certificates for reacquired Common Shares referred to in the last sentence of this paragraph (c) and certificates issued on the transfer of Common Shares) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them a legend in substantially the following form (provided, however, that certificates for Common Shares in existence on the date of this Agreement may bear the legend required by the Original Rights Agreement):

This certificate also evidences and entitles the holder hereof to certain rights as set forth in an Amended and Restated Rights Agreement between Hudson Global, Inc. and Computershare Inc., dated as of January 15, 2015, and as such agreement may be amended (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Hudson Global, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Hudson Global, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or beneficially owned by, an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether beneficially owned by such person or any subsequent holder, shall become null and void.

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With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. Similarly, during such time periods, transfers of shares participating in the direct registration system shall also be deemed to be transfers of the associated Rights. In the case of any shares participating in the direct registration system, the Company shall cause the transfer agent for the Common Shares to include on each direct registration account statement with respect thereto issued prior to the earlier of the Distribution Date and the Redemption Date a notation to the effect that references to Common Shares also includes the associated Rights. To the extent that Common Shares of the Company are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the accounts reflecting ownership of book entry shares. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.

Section 4.  Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which shall not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein, but the amount and type of securities purchasable upon exercise of each Right and such purchase price shall be subject to adjustment as provided herein (such purchase price, as so adjusted, the “Purchase Price”).

Section 5.  Countersignature and Registration.

(a)  The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or any Vice President either manually or by facsimile signature, shall have affixed thereto the Company’s seal or a facsimile thereof, and shall be attested by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned by an authorized signatory of the Rights Agent manually or by facsimile signature and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Right Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Right Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, is properly authorized to countersign such Right Certificate, although at the date of the execution of this Agreement any such person was not so authorized.

(b)  Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant information and documents referred to in Section 3(a), the Rights Agent will keep or cause to be kept, at its office or offices designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

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(c)  Any provisions of this Agreement to the contrary notwithstanding, the Company and the Rights Agent may amend this Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

Section 6.  Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.

(a)  Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been redeemed or exchanged pursuant to Section 23 or Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder has properly completed and duly signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and has provided such additional evidence as the Company or the Rights Agent may reasonably request. Pursuant to Section 9(d) hereof, the Company or the Rights Agent may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice. Thereupon the Rights Agent, subject to the provisions of this Agreement, shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.

(b)  Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)  The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the Expiration Date, and an amount equal to any tax or charge required to be paid under Section 9(d).

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(b)  The Purchase Price for each one one-hundredth of a Preferred Share pursuant to the exercise of a Right shall initially be $8.50, shall be subject to adjustment from time to time as provided in Section 11 hereof and shall be payable in lawful money of the United States of America or in Common Shares in accordance with paragraph (c) below.

(c)  Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, as set forth below, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased, and the Company hereby irrevocably authorizes and directs any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent), (ii) when necessary to comply with this Agreement, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Agreement, after receipt, deliver such cash to or upon the order of the registered holder of such Right Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made by certified check, cashier’s check, bank draft or money order payable to the order of the Company, except that, if so provided by the Board, the payment of the Purchase Price following the occurrence of a Section 11(a)(ii) Event (as hereinafter defined) may be made wholly or in part by delivery of a certificate or certificates (with appropriate stock powers executed in blank attached thereto) evidencing a number of Common Shares equal to the then Purchase Price divided by the closing price (as determined pursuant to Section 11(d) hereof) per Common Share on the Trading Day (as hereinafter defined) immediately preceding the date of such exercise. If the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, then the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

(d)  In case the registered holder of any Right Certificate shall properly exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

(e)  Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action with respect to a registered holder of a Right Certificate upon the occurrence of any purported transfer, assignment or exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly executed the certificate following the form of assignment or election to purchase set forth on the reverse of the Right Certificate surrendered for such transfer, assignment or exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

Section 8.  Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Right Certificates that have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company, the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

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Section 9.  Reservation and Availability of Preferred Shares.

(a)  The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any authorized and issued Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7.

(b)  So long as the Preferred Shares issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all Preferred Shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c)  The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares (except as otherwise provided by any corporation law applicable to the Company).

(d)  The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s reasonable satisfaction that no such tax is due.

(e)  If the Company determines that registration under the Securities Act is required, the Company shall use commercially reasonable efforts (i) to file, as soon as practicable after the Distribution Date, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) to cause such registration statement to become effective as soon as practicable after such filing and (iii) to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights to prepare and file such registration statement and permit it to become effective or to qualify the rights, the exercise thereof or the issuance of securities upon the exercise thereof under state securities or blue sky laws. The Company shall issue a public announcement upon any such suspension stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect, in each case with simultaneous written notice to the Rights Agent. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

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Section 10.  Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open.

Section 11.  Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)          (i)          In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11(a)(i) and Section 11(a)(ii), then the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)         Subject to the following paragraph and Section 24 of this Agreement, in the event any Person shall become an Acquiring Person (a “Section 11(a)(ii) Event”), each holder of a Right shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and dividing that product by (y) 50% of the then current per share market price of the Common Shares (determined pursuant to Section 11(d)) on the date the Person became an Acquiring Person (such number of shares, the “Adjustment Shares”).

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From and after a Section 11(a)(ii) Event, any Rights that are or were beneficially owned by such Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled. The Company shall use all reasonable efforts to ensure that the provisions of this paragraph are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder.

(iii) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued (and not reserved for issuance for purposes other than upon exercise of the Rights) to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Company shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the Purchase Price payable with respect to such Right (such excess, the “Spread”), and (B) with respect to each Right (subject to the second paragraph of Section 11(a)(ii)), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) other equity securities of the Company (including, without limitation, one one-hundredth of a Preferred Share or shares, or units of shares, of preferred stock which the Board has deemed to have the same value as Common Shares (such one one-hundredth of a Preferred Share or shares of preferred stock, hereinafter referred to as “common stock equivalents”)), (4) debt securities of the Company, (5) other assets or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, if the Company shall not have made adequate provision to substitute for the Adjustment Shares pursuant to clause (B) above within 30 days following the occurrence of a Section 11(a)(ii) Event (the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of any portion of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional Common Shares might be authorized for issuance for exercise in full of the Rights, the 30-day period set forth above may be extended to the extent necessary, but not more than 90 days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to the last paragraph of Section 11(a)(ii) hereof, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares shall be the current per share market price (as determined pursuant to Section 11(d) hereof) of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Shares on such date.

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(b)  In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights. Preferred Shares owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)  In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares (as defined in Section 11(d)) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share and the denominator of which shall be such current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(d)  (i) For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as hereinafter defined) immediately prior to such date; provided, however, that, if the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (ii) any subdivision, combination or reclassification of such Security and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each Trading Day shall be the last sale price, regular way, at or prior to 4:00 P.M. Eastern time or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, at or prior to 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Securities are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported at or prior to 4:00 P.M. Eastern time by the applicable reporting system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded, then the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date), multiplied by 100. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, then “current per share market price” shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights.

(e)  No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments that, by reason of this Section 11(e), are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one one-hundredth of a share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the Expiration Date.

(f)   If, as a result of an adjustment made pursuant to Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, then, thereafter, the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11, and the provisions of Sections 7, 9, 10 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g)  All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of Preferred Shares purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)  Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of Preferred Shares (calculated to the nearest one one-hundredth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredth of a Preferred Share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

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(i)  The Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one one-hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten days later than the date of the public announcement. If Right Certificates have been issued, then, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j)  Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k)  Before taking any action that would cause an adjustment reducing the Purchase Price below the par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Company shall take any corporate action which may, based on the advice of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable (except as otherwise provided by any corporation law applicable to the Company) Preferred Shares at such adjusted Purchase Price.

(l)   In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-hundredths of a Preferred Share and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Company, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Company to holders of its Common Shares shall not be taxable to such stockholders.

(n)   The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 28 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

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(o)  Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall, at any time after the Record Date and prior to the Distribution Date, (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event.

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail (or, if deemed appropriate by the Board, make available at no charge) a brief summary thereof to each holder of a Right Certificate in accordance with Section 26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements therein contained and shall not be deemed to have knowledge of any such adjustment or event unless and until it shall have received such certificate.

Section 13.  [Reserved].

Section 14.  Fractional Rights and Fractional Shares.

(a)  The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, reported at or prior to 4:00 P.M. Eastern time, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, reported at or prior to 4:00 P.M. Eastern time, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported at or prior to 4:00 P.M. Eastern time by the applicable reporting system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If, on any such date, no such market maker is making a market in the Rights, then the fair value of the Rights on such date as determined in good faith by the Board shall be used.

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(b)  The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates, at the time such Rights are exercised as herein provided, an amount in cash equal to the same fraction of the current market value of one Preferred Share. For purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c)  The holder of a Right by the acceptance of the Right expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

(d)  Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

Section 15.  Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent hereunder, including Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

Section 16.  Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)  prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b)  after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

(c)  the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Share certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Share certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

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(d)  notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court or competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17.  Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or other distributions or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.  Concerning the Rights Agent.

(a)  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense (including the reasonable documented fees and expenses of outside legal counsel), incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) on the part of the Rights Agent, for action taken or omitted to be taken by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

(b)  The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith unless and until it has received such notice in writing.

(c)  The provisions of this Section 18 and Section 20 hereof shall survive the termination or expiration of this Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

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Section 19.  Merger or Consolidation or Change of Name of Rights Agent.

(a)  Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any document or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case, at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case, at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)  In case, at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case, at that time, any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

Section 20.  Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)  The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

(b)  Whenever, in the performance of its duties under this Agreement, the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)  The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction); provided, however, that notwithstanding anything in this Agreement to the contrary, under no circumstances shall the Rights Agent be liable for indirect, special, consequential or punitive damages hereunder (including but not limited to lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)  The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e)  The Rights Agent shall not have any liability or be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be liable or responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be liable or responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 3, 11, 23 or 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate pursuant to Section 12 describing such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

(f)  The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the Chief Executive Officer, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with the advice or instructions of any such officer or for any delay in acting while waiting for those instructions.

(h)  The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in, or act as the transfer agent for, any of the Rights, Common Shares or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)   The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

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Section 21.  Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company to each transfer agent of the Common Shares by trackable mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares, and, if such removal occurs after the Distribution Date, to the holders of the Right Certificates, in each case, by overnight delivery service or registered or certified mail, postage prepaid. If the Rights Agent and the transfer agent of the Common Shares are the same Person, then the appointment of a successor transfer agent for the Common Shares shall without any further action be the appointment of such Person as successor Rights Agent. If the Rights Agent and the transfer agent of the Common Shares are the same Person, then, notwithstanding the foregoing notice provisions, a removal notice to the Rights Agent shall be given upon such number of days’ notice as is specified in the agreement governing the Rights Agent’s services as transfer agent, as such agreement may be amended from time to time. If the Rights Agent and the transfer agent are not the same Person and the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, then the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 90 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit such holder’s Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a legal entity organized and doing business under the laws of the United States or of any state of the United States so long as such entity is authorized to do business as a banking institution in such state, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or stockholder services powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus, along with its Affiliates, of at least $50 million, or (b) an Affiliate of a legal entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

Section 23.  Redemption.

(a)  The Rights may be redeemed by action of the Board pursuant to subsection (b) of this Section 23 and shall not be redeemed in any other manner.

(b)  The Board may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such redemption price being hereinafter referred to as the “Redemption Price”). The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish.

(c)  Immediately upon the effectiveness of the action of the Board ordering the redemption of the Rights pursuant to subsection (b) of this Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights, as such, shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption (with prompt written notice to the Rights Agent); provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within ten days after the effectiveness of the action of the Board ordering the redemption of the Rights pursuant to subsection (b) of this Section 23, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

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Section 24.  Exchange.

(a)  The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. The exchange of the Rights by the Board may be made effective as such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Prior to effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board shall approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by the Trust Agreement (the “Trust”) all of the Preferred Shares (or equivalent preferred shares, as such term is defined in Section 11(b) hereof), to the extent applicable pursuant to Section 24(c), issuable pursuant to the exchange (and any cash in lieu of fractional shares), and all Persons entitled to receive shares pursuant to the exchange shall be entitled to receive such Preferred Shares or equivalent preferred shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust and any cash in lieu of fractional shares) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)  Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights, as such, shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c)  In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or equivalent preferred shares, as such term is defined in Section 11(b) hereof) for some or all of the Common Shares exchangeable for Rights, at the initial rate of one one-hundredth of a Preferred Share (or equivalent preferred share) for each Common Share of the Company, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share of the Company shall have the same voting rights as one Common Share of the Company.

(d)  In the event that there shall not be sufficient Common Shares or Preferred Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Shares or Preferred Shares for issuance upon exchange of the Rights.

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Section 25.  Process to Seek Exemption Prior to Distribution Date.

(a)  Any Person who desires to effect any acquisition of Common Shares that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Shares Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Agreement so that such Person would be deemed to be an “Exempt Person” under clause (ii) of Section 1(i) hereof for purposes of this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or registered or certified mail, postage prepaid, to the Corporate Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Corporate Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of outstanding Common Shares that the Requesting Person proposes to acquire, and (iv) such other information, representations, warranties and covenants as are set forth in Exhibit A hereto. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten Business Days) after receipt thereof; provided, however, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code. The Board shall only grant an exemption in response to an Exemption Request if the Board determines, in its sole discretion, that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits, or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case, as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

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(b)  The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Shares Acquisition Date and prior to the Distribution Date, and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Agreement so that such Acquiring Person would be deemed to be an “Exempt Person” under clause (ii) of Section 1(i) hereof for purposes of this Agreement. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or registered or certified mail, postage prepaid, to the Corporate Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Corporate Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of outstanding Common Shares that the Acquiring Person proposes to acquire, and (iv) such other information, representations, warranties and covenants as are set forth in Exhibit A hereto. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten Business Days) after receipt thereof; provided, however, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 of the Code. The Board shall only grant an exemption for an Acquiring Person if the Board determines, in its sole discretion, that the acquisition of Beneficial Ownership of Common Shares by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case, as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. The Waiver Request or other determination to grant an exemption shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Waiver Request or other determination to grant an exemption, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 25(b).

Section 26.  Notice of Certain Events.

(a)  In case the Company shall propose, after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with (other than a merger of a Subsidiary into or with the Company), to effect any share exchange with or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and each holder of a Right Certificate, in accordance with Section 27 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, share exchange, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Shares if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten days prior to the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares, whichever shall be the earlier.

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(b)  If a Section 11(a)(ii) Event shall occur, then (i) the Company shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 27 hereof, a notice of the occurrence of such event, which notice shall include a brief summary of the Section 11(a)(ii) Event and the consequences thereof to holders of Rights, and (ii) all references in the preceding paragraph to Preferred Shares shall be deemed thereafter to refer to Common Shares and/or, if appropriate, other securities.

Section 27.  Notices.

(a)  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Hudson Global, Inc.

560 Lexington Avenue, 5th Floor

New York, New York 10022

Attention: Corporate Secretary

(b)  Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Inc.

250 Royall Street

Canton, Massachusetts 02021

Attention: Client Services

(c)  Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 28.  Supplements and Amendments. Prior to such time as any Person becomes an Acquiring Person and subject to the penultimate sentence of this Section 28, the Company may and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing Common Shares. From and after the Distribution Date and subject to the penultimate sentence of this Section 28, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, (iii) to shorten or lengthen any time period hereunder, or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that, from and after the Distribution Date, this Agreement may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period, unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights. Any such supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall execute such supplement or amendment; provided, that notwithstanding anything to the contrary contained herein, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no supplement or amendment shall be made which reduces the then effective Redemption Price or moves to an earlier date the then effective Final Expiration Date. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Shares.

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Section 29.  Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 30.  Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

Section 31.  Severability. In the event any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that nothing contained in this Section 31 will affect the ability of the Company under the provisions of Section 28 to supplement or amend this Agreement to replace such invalid, void or unenforceable term, provision, covenant or restriction with a legal, valid and enforceable term, provision, covenant or restriction; provided further, however, that if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

Section 32.  Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State; provided, however, that the rights, duties and obligations of the Rights Agent hereunder shall be governed by and construed in accordance with the laws of the State of New York.

Section 33.  Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 34.  Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof. Any reference in this Agreement to a statutory or regulatory provision includes a reference to any successor provision thereof.

Section 35.  Determinations and Actions by the Board. The Board and the appropriate officers of the Company shall have the power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to interpret the provisions of this Agreement and make all determinations to be made by the Company hereunder or deemed necessary or advisable for the administration of this Agreement. The Board shall have the exclusive power and authority to exercise all rights and powers specifically granted to the Board, including a determination to redeem or not redeem the Rights or to amend this Agreement and any determination as to whether the actions of any Person shall be such as to cause such Person to beneficially own Common Shares or to become an Acquiring Person. All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) which are done or made by the Board or the officers of the Company, as applicable, in good faith, shall (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (ii) not subject the Board to any liability to the holders of the Rights.

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Section 36.  Book Entry. Reference in this Agreement to certificates for Common Shares includes, in the case of uncertificated Common Shares, the balances indicated in the account system of the transfer agent for book entry Common Shares, and prior to the Distribution Date, any uncertificated Common Shares shall also evidence the associated Rights. A substantially similar version of any legend required to be placed on any certificate for Common Shares may instead be included on any confirmation or notification to the registered holder of such book entry Common Shares.

Section 37.  Amendment and Restatement. This Agreement amends and restates the Original Rights Agreement in its entirety, effective as of the close of business on January 15, 2015. For purposes of clarity, notwithstanding the foregoing and without limitation, any amendment effected by means of this Agreement to the definition of the term “Acquiring Person” included in the Original Rights Agreement does not affect the validity or effectiveness of any exception from the definition of Acquiring Person applicable to any Person prior to such amendment.

SECTION 38.  FORCE MAJEURE. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

HUDSON GLOBAL, INC.

Attest:

By:	/s/ Philip A. Skalski	By:	/s/ Manuel Marquez Dorsch
Title:	Corporate Counsel and	Title:	Chairman and Chief Executive Officer
Assistant Corporate Secretary

COMPUTERSHARE INC.

Attest:

By:	/s/ Fred Pappenmeier	By:	/s/ David Adamson
Title:	Vice President	Title:	Vice President

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EXHIBIT A

FORM OF REPRESENTATION AND REQUEST LETTER

This letter is delivered to the Company pursuant to Section 1(i)(i)(A) of the Amended and Restated Rights Agreement (the “Agreement”), dated as of January 15, 2015 and as amended through the date hereof, by and between Hudson Global, Inc., a Delaware corporation (the “Company”), and the Rights Agent named therein. Capitalized terms used, but not defined, in this letter (and the term “beneficial ownership”) shall have the respective meanings given them under the Agreement.

By delivery of this letter, [Name] (“Investor”) requests that the Company determine pursuant to Section 1(i)(ii) of the Agreement, based on this letter and any other information that the Company believes relevant (which, upon written request of the Company, Investor must provide if it desires to pursue this request), that beneficial ownership by Investor and its Affiliates and Associates of 4.99% or more of the outstanding Common Shares would not jeopardize or endanger the availability to the Company of the Tax Benefits (such determination, if affirmative, is referred to herein as the “Determination”). The representations, warranties and covenants of Investor contained in this letter are being provided or made solely in connection with Investor’s request that the Company make the Determination, thereby effectuating the exemption (the “Exemption”) provided in Section 1(i) of the Agreement.

For purposes of this letter, the following terms shall have the meanings indicated:

(a)          The “Applicable Period” means the period beginning with and including the date of this letter and ending at the earlier of (A) the time, if any, following the Determination at which the Exemption is no longer in effect, or (B) the time at which the Agreement is no longer effective.

(b)          A specified Person has “Economic Ownership” of shares if such shares are treated, for purposes of Section 382 of the Code and the Treasury Regulations thereunder, as being owned by the specified Person (or by a Person or group of Persons to which the shares owned by the specified Person are attributed pursuant to Treasury Regulation Section 1.382-2T(h)).

(c)          “Fund” means (A) an investment account that is not itself a Person and that is managed or advised by Investor or by an Affiliate or Associate of Investor, and (B) any Affiliate or Associate of Investor that is an investment fund.

(d)          “Investor Group” refers collectively to Investor and its Affiliates and Associates (including [__________]), other than the Funds.

Investor makes the following representations, warranties and covenants:

(a)          The aggregate number of Common Shares beneficially owned by the Funds and by the Investor Group and Funds, collectively, are as follows:

Number of Common Shares
Funds
Investor Group and Funds, collectively

(b)          Investor represents and warrants that the following statements are true and correct at the date of this letter, and that the statements in subparagraphs (b) and (c) below will also be true and correct at all times during the Applicable Period:

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(i)          Neither the Investor Group nor any single Fund has Economic Ownership of more than 4.90%1 of the total outstanding Common Shares.

(ii)         With respect to any Common Shares owned by the Investor Group, no member of the Investor Group is acting as a member of a group that both (A) includes any Person other than another member of the Investor Group and (B) is treated as an “entity” under the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i).

(iii)        With respect to any Common Shares owned by a Fund, such Fund is not acting as a member of a group that is treated as an “entity” under the second sentence of Treasury Regulation Section 1.382-3(a)(1)(i).

(c)          Investor acknowledges, understands and agrees that, at all times during the Applicable Period, neither the Investor Group nor any Fund shall acquire (other than through a stock dividend, rights dividend, stock split or similar transaction effected by the Company) any Common Shares (or any interests in an entity that owns, directly or indirectly, any Common Shares) if, immediately after such acquisition, (i) the Investor Group or such Fund would have Economic Ownership of more than 4.99% of the total then-outstanding Common Shares, or (ii) to Investor’s knowledge, any Person other than (x) a member of the Investor Group or (y) such Fund would have Economic Ownership of more than 4.99% of the total then-outstanding Common Shares (and would not have such level of Economic Ownership but for such acquisition by the Investor Group or such Fund).

Investor acknowledges and agrees that the accuracy of the foregoing representations and warranties and compliance with the foregoing covenants are a condition to the Exemption becoming effective and remaining in effect.

Sincerely,

[Name of Investor]

By: _______________________
Name:
Title:

1 In its sole discretion, the Company may accept a higher percentage not greater than 4.99%.

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EXHIBIT B

Terms of the
Series A Junior Participating Preferred Stock,

$.001 par value, of Hudson Global, Inc.

Series A Junior Participating Preferred Stock

1.            Designation and Amount. There is hereby created a series of Preferred Shares that shall be designated as “Series A Junior Participating Preferred Stock”, par value $.001 per share (the “Series A Preferred Stock”), and the number of shares constituting such series shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation into Series A Preferred Stock.

2.            Dividends and Distributions.

(A)         The holders of shares of Series A Preferred Stock, in preference to the holders of shares of Common Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first business days of January, April, July and October in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 or (ii) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all noncash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time after the close of business on February 28, 2005 (the “Record Date”) (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide the outstanding Common Stock, or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)         The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

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(C)         Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

3.            Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)         Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Record Date declare or pay any dividend on Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)         Except as otherwise provided herein, in any other resolution of the Board of Directors creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)         Except as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.            Certain Restrictions.

(A)         Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)          declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)         declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

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(iii)        redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior to or on a parity with (both as to dividends or upon dissolution, liquidation or winding up) the Series A Preferred Stock; or

(iv)        purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)         The Corporation shall not permit any corporation of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation is beneficially owned, directly or indirectly, by the Corporation or otherwise controlled by the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.            Reacquired Shares. All shares of Series A Preferred Stock that shall at any time have been reacquired by the Corporation shall, after such reacquisition, have the status of authorized but unissued shares of Preferred Stock of the Corporation, without designation as to series, and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

6.            Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (A) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Record Date declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

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7.          Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Record Date (A) declare any dividend on Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock, or (C) combine the outstanding shares of Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

8.          No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

9.          Amendment. To the fullest extent permitted by applicable law, prior to such time as shares of Series A Preferred Stock are issued and outstanding, the Board of Directors may modify, amend, alter or revoke any of the number of shares of Series A Preferred Stock, the powers, preferences or special rights of the Series A Preferred Stock or the other terms of the Series A Preferred Stock. From and after such time as shares of Series A Preferred Stock are issued and outstanding, the Restated Articles of Incorporation of the Corporation shall not be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

10.         Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

H-38

EXHIBIT C

[Form of Right Certificate]

Certificate No. R-	_______ Rights

NOT EXERCISABLE AFTER JANUARY 15, 2018 (SUBJECT TO EXTENSION) OR EARLIER IF REDEMPTION, EXCHANGE OR TERMINATION OCCURS ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.

Right Certificate

HUDSON GLOBAL, INC.

This certifies that ________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement, dated as of January 15, 2015, and as such agreement may be amended (the “Rights Agreement”), between Hudson Global, Inc., a Delaware corporation (the “Company”), and Computershare Inc. (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York, New York time, on January 15, 2018, subject to extension, or earlier redemption, exchange or termination of the Rights as provided in the Rights Agreement, at the office or offices of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-hundredth of one fully paid nonassessable share of Series A Junior Participating Preferred Stock, par value $.001 per share (“Preferred Shares”), of the Company, at a purchase price of $8.50 per one one-hundredth of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase properly completed and duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of January 15, 2015, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

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Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at a redemption price of $.001 per Right.

The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, but prior to such Person’s acquisition of 50% or more of the outstanding shares of Common Stock, par value $.001 per share (“Common Stock”), of the Company, exchange the Rights evidenced by the certificates for Preferred Shares or shares of Common Stock, at an exchange ratio of one one-hundredth of a Preferred Share or one share of Common Stock, as the case may be, per Right, subject to adjustment, as provided in the Rights Agreement.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof, a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends, distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

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WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ____________, ____.

ATTEST:	HUDSON GLOBAL, INC.

By:
Title:

Countersigned:

COMPUTERSHARE INC.

By:
Authorized Signature

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[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto ___________________________________________________________

(Please print name and address of transferee)

_____________________________________________________________ this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated: ____________, ____

Signature

Signature Guaranteed:

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

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[Form of Reverse Side of Right Certificate -- continued]

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise the Right Certificate.)

To HUDSON GLOBAL, INC.:

The undersigned hereby irrevocably elects to exercise __________________ Rights represented by this Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated: ____________, ____

Signature

Signature Guaranteed:

Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States.

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[Form of Reverse Side of Right Certificate -- continued]

————————————————————————————————————————-

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

Signature

————————————————————————————————————————-

NOTICE

The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

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EXHIBIT D

HUDSON GLOBAL, INC.

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

On February 2, 2005, the Board of Directors (the “Board”) of Hudson Global, Inc. (the “Company”) entered into a rights agreement and declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, $.001 par value per share (“Common Shares”), of the Company. The dividend was payable upon the close of business on February 28, 2005 to the stockholders of record upon the close of business on February 28, 2005. The Board extended the term of and otherwise amended and restated that rights agreement on January 15, 2015, in an effort to protect stockholder value by attempting to diminish the risk that the Company’s ability to use its net operating losses (“NOLs”) to reduce potential future federal income tax obligations may become substantially limited.

The Company is providing the following summary description of the Amended and Restated Rights Agreement (the “Rights Agreement”) entered into between the Company and Computershare Inc. (the “Rights Agent”) on January 15, 2015. Please note, however, that this description is only a summary, and is not complete, and should be read together with the entire Rights Agreement, which the Company has filed with the Securities and Exchange Commission as an exhibit to an amendment to a Registration Statement on Form 8-A. A copy of the Rights Agreement is also available free of charge from the Company.

The Rights. The Rights will initially trade with, and will be inseparable from, the Common Shares. The Rights are evidenced only by certificates that represent Common Shares. New Rights will accompany any new Common Shares the Company issues until the Distribution Date described below or until the Rights are redeemed or the Rights Agreement expires. Until a Right is exercised as described below, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Exercise Price. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.001 per share (“Preferred Shares”), of the Company at a price of $8.50 per one one-hundredth of a Preferred Share, subject to adjustment as provided in the Rights Agreement (the “Purchase Price”).

Exercisability. The Rights will not be exercisable until the earlier of (i) ten days following a public announcement, or the Board concluding, that a person or group of affiliated or associated persons has become an Acquiring Person by, subject to certain exceptions, acquiring beneficial ownership of 4.99% or more of the outstanding Common Shares as described below, or (ii) ten business days (or such later date as may be determined by the Board prior to such time as any person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in a person or group becoming an Acquiring Person.

The date on which the Rights become exercisable is referred to in the Rights Agreement as the “Distribution Date.” Until that date, the certificates for the Common Shares will also evidence the Rights, and any transfer of Common Shares will constitute a transfer of Rights. After that date, the Rights will separate from the Common Shares and be evidenced by book entry credits or by Rights certificates that the Company will mail to all eligible holders of Common Shares. Any Rights held by an Acquiring Person are void and may not be exercised.

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Acquiring Person. An Acquiring Person is any person that becomes, by itself or together with its affiliates and associates, a beneficial owner of 4.99% or more of the Common Shares then outstanding, but will not include (i) the Company, its subsidiaries and certain benefit plans of the Company and its subsidiaries, (ii) any of certain “grandfathered” persons (“Grandfathered Persons”) that would otherwise be Acquiring Persons as of the effective time of the Rights Agreement and that continue to qualify for this status by not acquiring additional Common Shares or (iii) any person who or which the Board determines, in its sole discretion, has inadvertently become a beneficial owner of 4.99% or more of the Common Shares then outstanding (or has inadvertently failed to continue to qualify as a Grandfathered Person), provided that such person or its affiliates and associates promptly divest sufficient Common Shares so that the percentage stock ownership of such person and its affiliates and associates is less than 4.99% of the Common Shares then outstanding (or, in the case of any person who or which has inadvertently failed to continue to qualify as a Grandfathered Person, the Common Shares that caused such person to so fail to qualify as a Grandfathered Person). In addition, the Board, in its sole discretion, may (a) prior to the consummation of a transaction that would result in a person becoming an Acquiring Person, upon the request of such person, determine that such person’s consummation of the transaction will not result in such person becoming an Acquiring Person and (b) following the consummation of a transaction that results in a person becoming an Acquiring Person, upon the request of such person or on its own accord, determine that such person is not an Acquiring Person as a result of such transaction.

Preferred Shares. Preferred Shares purchasable upon the exercise of Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Shares’ dividend, voting and liquidation rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Flip-In. Upon any person or group becoming an Acquiring Person, each holder of a Right, other than the Acquiring Person, will have the right to receive, upon exercise of such Right, that number of Common Shares having a market value equal to the then current Purchase Price divided by 50% of the market closing price of a Common Share on the trading day immediately preceding the date on which such Right is exercised. In certain circumstances, the holder of a Right may receive upon exercise, in lieu of Common Shares, cash, property or other securities of the Company or a reduction in the Purchase Price.

Expiration. The Rights will expire on the earliest of (i) the date of the Company’s 2015 annual meeting of stockholders (the “2015 Annual Meeting”) if the Company’s stockholders do not approve the Rights Agreement at the 2015 Annual Meeting, (ii) January 15, 2018, (iii) the time at which the Rights are redeemed as described below, (iv) the time at which the Rights are exchanged as described below, (v) the repeal of Section 382 of the Internal Revenue Code if the Board determines that the Rights Agreement is no longer necessary for the preservation of the Company’s NOLs, and (vi) the beginning of a taxable year of the Company to which the Board determines that no NOLs may be carried forward.

Redemption. The Board may redeem the Rights for $.001 per Right at any time before any person or group becomes an Acquiring Person. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of a holder of Rights, as such, will be to receive the redemption price of $.001 per Right. The redemption price will be adjusted if the Company effects a stock split or pays a dividend in the form of Common Shares.

Exchange. After a person or group becomes an Acquiring Person, but before an Acquiring Person owns 50% or more of the outstanding Common Shares, the Board may extinguish the Rights by exchanging one Common Share or an equivalent security for each Right, other than Rights held by the Acquiring Person.

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Anti-Dilution Provisions. The Board may adjust the Purchase Price, the number of Preferred Shares or Common Shares issuable upon exercise of a Right and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares. No adjustments to the Purchase Price of less than 1% will be made. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). In lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Amendments. The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After a person or group becomes an Acquiring Person, the Board generally may not amend the Rights Agreement in any way that adversely affects holders of the Rights.

Anti-Takeover Effects. The Rights may have certain anti-takeover effects. The Rights may cause substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. As a result, the overall effect of the Rights may be to render more difficult or discourage a merger, tender offer or other business combination involving the Company that is not supported by the Board.

H-47

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION

Hudson Global, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 a.m., Eastern Time, on June 14, 2015.

Vote by Internet

- Go to **www.investorvote.com/HSON**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR BY TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4, 5, 6, 7, 8 AND 9.

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1. Election of Directors:

	For	Withhold		For	Withhold
01 - Alan L. Bazaar	☐	☐	02 - Stephen A. Nolan	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Approval, by advisory vote, of the compensation of the Company's named executive officers.	☐	☐	☐	3. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2015.	☐	☐	☐
4. Adoption and approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to accelerate the declassification of the Company's Board of Directors and provide for the annual election of directors.	☐	☐	☐	5. Adoption and approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to eliminate all stockholder supermajority voting requirements.	☐	☐	☐
6. Adoption and approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to allow holders of at least 30% of the Company's outstanding capital stock to request a special meeting of stockholders.	☐	☐	☐	7. Adoption and approval of an amendment to the Company's Amended and Restated Certificate of Incorporation to permit stockholder action by written consent.	☐	☐	☐
8. Adoption and approval of an amendment to the Company's Amended and Restated Certificate of Incorporation designed to protect the tax benefits of the Company's net operating losses.	☐	☐	☐	9. Approval of an amendment and restatement of the Hudson Global, Inc. Rights Agreement designed to protect the tax benefits of the Company's net operating losses.	☐	☐	☐

The Company's Board of Directors recommends a vote "FOR" each of the nominees for director in Proposal 1 and "FOR" Proposals 2, 3, 4, 5, 6, 7, 8 and 9.

B Authorized Signatures — This section must be completed for your vote to be counted — Date and Sign Below

Please sign exactly as your name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian or custodian, please give your full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

1 U P X

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020WWD

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR BY TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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Proxy — Hudson Global, Inc.

Notice of 2015 Annual Meeting of Stockholders

Proxy Solicited on behalf of the Company's Board of Directors for the Annual Meeting to be held June 15, 2015

The undersigned hereby appoints Stephen A. Nolan and Philip A. Skalski, and each of them, with full power to act without the other, and each with the power of substitution, as proxies and attorneys-in-fact to vote, as provided on the reverse side of this proxy, all of the shares of Hudson Global, Inc. Common Stock that the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Hudson Global, Inc. to be held on June 15, 2015 or at any adjournment or postponement thereof, with all powers that the undersigned would possess if present at the Annual Meeting.

(Items to be voted appear on reverse side of this proxy.)

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. +